                        SOLID ANSWERS FOR A CHANGING WORLD-Registered Trademark-





                                   SERIES FUND
                                  ANNUAL REPORT

--------------------------------------------------------------------------------
                       BRINGING YOU A WORLD OF OPPORTUNITY
--------------------------------------------------------------------------------



                                DECEMBER 31, 1996








                              REPRESENTING THE PORTFOLIOS OF:
                              -  MASTERS VARIABLE ANNUITY
                              -  OPPORTUNITY FIXED & VARIABLE ANNUITY
                              -  WALL STREET SERIES VUL 100, 220, & 500

FORTIS SERIES FUND, INC.
ANNUAL REPORT

--------------------------------------------------------------------------------

 HIGHLIGHTS

                                                               U.S.                                                   GLOBAL
                                                    MONEY   GOVERNMENT   DIVERSIFIED   GLOBAL   HIGH     ASSET        ASSET
                                                    MARKET  SECURITIES     INCOME       BOND   YIELD   ALLOCATION   ALLOCATION
                                                    SERIES    SERIES       SERIES      SERIES  SERIES    SERIES       SERIES
                                                    ------  ----------   -----------   ------  ------  ----------   ----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
NET ASSET VALUE PER SHARE:
  Beginning of period.............................  $10.83    $11.16       $12.20      $11.30  $9.74     $15.90       $11.42
  End of period...................................  $10.94    $10.57       $11.70      $11.11  $9.83     $16.99       $12.34
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters Variable
    Annuity.......................................  +3.75 %    +0.82%       +2.74%     +1.86 % +9.03 %   +10.99%      +11.20%
  Harmony Investment Life.........................  +4.38 %    +1.43%       +3.36%     +2.48 % +9.69 %   +11.66%      +11.88%
  Wall Street Series 220/500......................  +3.94 %    +1.00%       +2.93%     +2.05 % +9.22 %   +11.19%      +11.40%


                                                      VALUE
                                                      SERIES
                                                    ----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
NET ASSET VALUE PER SHARE:
  Beginning of period.............................    $  10.27
  End of period...................................    $  11.38
ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters Variable
    Annuity.......................................      +10.49%
  Harmony Investment Life.........................      +10.92%
  Wall Street Series 220/500......................      +10.61%

                                                                 S&P        BLUE
                                                    GROWTH &     500        CHIP     GLOBAL  GROWTH  INTERNATIONAL   AGGRESSIVE
                                                     INCOME     INDEX      STOCK     GROWTH  STOCK       STOCK         GROWTH
                                                     SERIES     SERIES     SERIES    SERIES  SERIES     SERIES         SERIES
                                                    --------   --------   --------   ------  ------  -------------   ----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
NET ASSET VALUE PER SHARE:
  Beginning of period.............................   $12.83     $10.09     $10.07    $15.97  $28.09     $11.27         $12.68
  End of period...................................   $15.16     $11.47     $11.67    $19.00  $32.59     $12.44         $13.62

ACCUMULATION UNIT PERFORMANCE:
  Fortis Opportunity Annuity/Masters Variable
    Annuity.......................................   +19.87%    +13.27%    +15.20%   +17.50% +14.85%    +12.48%         +6.19%
  Harmony Investment Life.........................   +20.60%    +13.67%    +15.73%   +18.21% +15.54%    +13.16%         +6.83%
  Wall Street Series 220/500......................   +20.09%    +13.36%    +15.40%   +17.71% +15.05%    +12.68%         +6.38%

--------------------------------------------------------------------------------

 OPERATING EXPENSES:*

                                                                U.S.                                                     GLOBAL
                                                    MONEY    GOVERNMENT   DIVERSIFIED   GLOBAL    HIGH      ASSET        ASSET
                                                    MARKET   SECURITIES     INCOME       BOND    YIELD    ALLOCATION   ALLOCATION
                                                    SERIES     SERIES       SERIES      SERIES   SERIES     SERIES       SERIES
                                                    ------   ----------   -----------   ------   ------   ----------   ----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
Investment Advisory and Management Fee............   .30%       .46%         .47%        .75%     .50%       .48%         .90%
Other Expenses....................................   .08%       .07%         .08%        .27%     .13%       .06%         .30%
                                                    ------      ---          ---        ------   ------      ---        -----
TOTAL FORTIS SERIES OPERATING EXPENSES............   .38%       .53%         .55%       1.02%     .63%       .54%        1.20%
                                                    ------      ---          ---        ------   ------      ---        -----


                                                       VALUE
                                                      SERIES
                                                    -----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
Investment Advisory and Management Fee............      .70%
Other Expenses....................................      .17%
                                                        ---
TOTAL FORTIS SERIES OPERATING EXPENSES............      .87%
                                                        ---

                                                                 S&P        BLUE
                                                    GROWTH &     500        CHIP     GLOBAL   GROWTH   INTERNATIONAL   AGGRESSIVE
                                                     INCOME     INDEX      STOCK     GROWTH   STOCK        STOCK         GROWTH
                                                     SERIES     SERIES     SERIES    SERIES   SERIES      SERIES         SERIES
                                                    --------   --------   --------   ------   ------   -------------   -----------
FOR THE PERIOD ENDED DECEMBER 31, 1996:
Investment Advisory and Management Fee............    .68%       .40%       .90%       .70%     .62%        .85%           .70%
Other Expenses....................................    .08%       .39%       .23%       .09%     .05%        .30%           .08%
                                                      ---        ---      --------   ------   ------      -----            ---
TOTAL FORTIS SERIES OPERATING EXPENSES............    .76%       .79%      1.13%       .79%     .67%       1.15%           .78%
                                                      ---        ---      --------   ------   ------      -----            ---

* Represents the annualized expenses of the series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.

HOW TO USE THIS REPORT

For a quick overview of the fund's
performance during the past year,
refer to the Highlights box. The
letter from the portfolio managers
and presidents provide a more
detailed analysis of the fund and
financial markets.

The charts alongside the letter are
useful because they provide more
information about your investments.
The top holdings chart shows the
types of securities in which the
portfolios invest, and the pie chart
shows a breakdown of the portfolios'
assets by sector. The portfolio
changes show the investment
decisions your portfolio manager has
made over the period in response to
changing market conditions.

The performance chart graphically
compares the portfolios' total
return performance with a selected
investment index. Remember, however,
that an index may reflect the
performance of securities the
portfolio may not hold. Also, the
index does not deduct investment
advisory fees and other fund
expenses, whereas your portfolio
does. Individuals cannot buy an
unmanaged index fund without
incurring some charges and expenses.

This report is just one of several
tools you can use to learn more
about your investment in the Fortis
Family of Products and Services.
Your investment representative, who
understands your personal financial
situation, can best explain the
features of your investment and how
it's designed to help you meet your
financial goals.
          ----------------------------------------------------------------------

CONTENTS
Letter to Shareholders............................    2

Schedules of Investments

  Money Market Series.............................   19

  U.S. Government Securities Series...............   20

  Diversified Income Series.......................   22

  Global Bond Series..............................   26

  High Yield Series...............................   28

  Asset Allocation Series.........................   32

  Global Asset Allocation Series..................   37

  Value Series....................................   42

  Growth & Income Series..........................   44

  S&P 500 Series..................................   47

  Blue Chip Stock Series..........................   52

  Global Growth Series............................   55

  Growth Stock Series.............................   59

  International Stock Series......................   61

  Aggressive Growth Series........................   64

Statements of Assets and Liabilities..............   66

Statements of Operations..........................   68

Statements of Changes in Net Assets...............   70

Notes to Financial Statements.....................   73

Independent Auditors' Report......................   87

Directors and Officers............................   88

Products and Services.............................   89

                                      Photo

FORTIS SERIES FUND, INC. ANNUAL REPORT,
DECEMBER 31, 1996

DEAR SHAREHOLDER:

1996. What a year for the stock and bond markets alike! Often one market or the other will dominate the news depending on its performance; this year, both received attention albeit for different reasons. It's interesting to note that of the record-breaking performance on the Standard & Poor's 500 Stock Index, more than half resulted from just 25 stocks. On the other hand, we find the bond market reacting very negatively to an unexpectedly strong U.S. economy. What this information tells us is that we must weigh all of the contributing factors before making investment decisions. We must identify and remain true to our long-term goals. In so doing, it's critical to work closely with your representative who, through extensive training, experience and education, can help you determine the investment portfolio(s) that will best match your needs.

Along the same vein, we were also pleased to mark history this year by bringing you three more investment selections. On May 1, we added the Value Portfolio, which is managed by Fortis Advisers, Inc.; the S&P 500 Stock Index Portfolio, which is subadvised by Dreyfus; and the Blue Chip Stock Portfolio, which is subadvised by T. Rowe Price. The addition of these portfolios brings your investment choices to 15, and the number of experienced money management firms to six. At this time, we're pleased to offer you the annual review of the Fortis Series Fund for the 12-month investment period ended December 31, 1996.

EQUITY MARKET REVIEW AND OUTLOOK

Many of the world's equity (or stock) markets performed favorably in 1996, as measured by the 11.7 percent gain registered by the Morgan Stanley Capital International World Index. The United States was the best-performing major market during the year, with a return of 22.98 percent as measured by the Standard & Poor's 500 Stock Index. The one major market that significantly lagged in performance during the year was Japan, which registered a decline in U.S. dollar terms. Key factors in the market's performance over the past several years have been favorable global liquidity, (or the amount of money available for investment in financial assets) and a highly favorable economic background.

A moderately-growing global economy has led to slowing inflation and lower interest rates outside the United States. Financial markets are sensitive to trends in inflation because it impacts both the level of interest rates and the valuation placed on common stocks. Global inflation has declined from 7 percent in 1995 to an expected level of below 4 percent in 1997. Low levels of inflation going forward will help maintain a positive environment for financial assets.

The outlook for financial market performance in 1997 is as always uncertain; however, many of the positive trends that have been in place for the past several years are likely to persist. The driving forces of the equity market returns have been strongly growing corporate earnings and higher valuation levels for equities. Both of these factors are likely to moderate as we enter 1997.

The concerns over slowing corporate earnings growth are legitimate and will likely impact individual stock performance in 1997. The bull market, which began in 1991, is one of the longest on record. Although the major indices such as the S&P 500 and the Dow Jones Industrial Average have not experienced a significant correction since 1991, other sectors of the market have. Both the mid-sized and smaller high growth company sectors have been through sharp corrective phases during 1992, 1994, and the second half of 1996. This corrective process has helped reduce some of the excesses in the valuation for growth-oriented equities.

Looking forward, we feel that many mid-size growth companies offer reasonable value relative to their respective growth rates. In general, the outlook for 1997 must incorporate a degree of volatility in the stock market. Investors will likely react fairly strongly to changes in the outlook for corporate earnings growth, inflation, or changes in interest rates.

The longer term outlook remains favorable for equity investors. We have been in a most favorable period for investment with slow-growing economies and low levels of inflation. This scenario is likely to persist for some time and should provide a favorable backdrop for equity investors.

FIXED INCOME MARKET REVIEW AND OUTLOOK

When 1996 began, we expected a marginally expanding U.S. economy with minimal inflationary pressures. In addition, expectations were that the Federal Reserve would lower short-term rates and that the federal budget would be balanced. But these favorable views unwound quickly when budget negotiations failed to make progress on the deficit, and the February employment statistics contributed to a changed market outlook with interest rates moving higher. As the bond market started to slide, we made swift defensive adjustments to the portfolios, a strategy that paid-off as bonds continued to trend lower through the first half of 1996.

Early in the fourth quarter, economic indicators suggested that the economy was slowing and the bond market rallied, only to reverse course once again to end the year with slightly higher yields. In general, 1996 was a good performance year for spread product (mortgages and government agency notes) when compared to comparable maturity treasuries. These sectors had greater returns than did comparable treasury securities as yield spreads held steady or tightened.

Our view is that the 1997 economy will continue to expand and inflation will continue to be under control. On a global basis, we concur with those who subadvise our global bond portfolio: due to the structural problems many countries face in conjunction with economic growth, bond yields around the world are not likely to decline significantly from current levels.

As always, the identification of improving situations and undervalued securities is done through extensive credit research by our portfolio managers and in-house research staff. We believe the quality of our research should give our portfolios a performance advantage.

YOU ARE IMPORTANT TO US.

Thank you for your investment with Fortis. You trust us to manage your money with our utmost in skill, knowledge and experience, and we accept that charge with confidence. Your ongoing commitment is important to us, and we look forward to serving you in the future.

Sincerely,

     [SIGNATURE]            [SIGNATURE]                  [SIGNATURE]
Dean C. Kopperud            James S. Byrd                Howard H. Hudson
President                   Vice President, Equities     Vice President, Fixed Income

Dated: January 14, 1997

PORTFOLIO ALLOCATION
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banks                                15.0%
Diversified Finance                  19.3%
Captive Equipment Finance            13.5%
Utilities - Electric                  9.2%
Captive Auto Financing                9.0%
Consumer Financing                   17.5%
Food - Grocery, Miscellaneous         6.6%
Brokerage and Investment              4.8%
Tobacco                               4.4%
Cash Equivalents/Receivables          0.7%

FORTIS SERIES FUND: MONEY MARKET PORTFOLIO

AS THE MOST CONSERVATIVE SUBACCOUNT, THIS PORTFOLIO IS DESIGNED FOR INVESTORS SEEKING LIQUIDITY AND STABLE PRINCIPAL. ACCORDINGLY, THE MONEY MANAGERS CHOOSE HIGH-QUALITY, SHORT-TERM MONEY MARKETS AND U.S. GOVERNMENT SECURITIES.

REVIEW

When the year began, we expected short-term rates to decline due to a weakening economy. Our forecast proved accurate, initially evidenced by 60-day commercial paper rates, which fell by nearly half of a percentage point by mid-February.

While signs of an economic slowdown also prompted the Federal Reserve Bank to lower the federal funds rate, the drop in market rates was short-lived. The unexpectedly strong February employment report and subsequent economic data caused rates to retrace most of their decline by the end of March.

After the volatility of the first quarter, short-term rates were relatively stable over the next nine months, reflecting a moderately growing economy with low inflation. This condition supported the Fed's decision to leave the federal funds rate unchanged through year-end.

In 1996, the portfolio's return was 5.17 percent, down from 5.71 percent in 1995 when short-term rates were higher. During the year, the portfolio's yield followed a pattern similar to that of the market: it declined in the first quarter; rose in the second quarter; and leveled off over the last half of the year.

Our strategy throughout the year was to keep the fund's average maturity between 50 and 60 days. This strategy helped us take advantage of higher yields on longer maturities during a period in which we did not anticipate rates to rise. In December, we shortened the average maturity to take advantage of the higher yields available on shorter maturities due to year-end pressures. At the close of this reporting period, the fund was 100 percent invested in high quality securities with an average maturity of 45 days.

OUTLOOK

Recently there have been indications that the economy is more robust than we had expected. In the event that growth accelerates, we will lower the fund's average maturity in anticipation of higher short-term rates. However, our current view of 1997 is that the economy will continue to expand at a real growth rate between 2.5 percent and 3 percent, with inflation this year at about 3 percent to 3.5 percent.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FNMAs                                   21.1%
U.S. Treasury Securities                34.1%
Other Direct Federal Obligations        14.2%
Cash Equivalents/Receivables            12.9%
GNMAs                                   15.3%
Other                                    2.4%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Bond (6.875%) 2006                         9.9%
 2.  U.S. Treasury Note (6.375%) 2001                         9.4%
 3.  TVA Global (6.375%) 2005                                 9.1%
 4.  GMNA (7.00%) 2026                                        8.1%
 5.  FHLB Note (7.31%) 2004                                   5.1%
 6.  FNMA Global Note (6.85%)2000                             4.4%
 7.  U.S. Treasury Note (6.50%) 2001                          4.1%
 8.  U.S. Treasury Note (6.25%) 2001                          3.5%
 9.  FNMA (7.00%) #250345 2025                                2.9%
10.  FNMA (7.00%) #307055 2025                                2.9%

FORTIS SERIES FUND: U.S. GOVERNMENT SECURITIES PORTFOLIO

THIS PORTFOLIO IS DESIGNED FOR CONSERVATIVE INVESTORS SEEKING A STRONG TOTAL RETURN, AS WELL AS A RELATIVELY HIGH LEVEL OF CURRENT INCOME. IT FOCUSES ITS INVESTMENTS IN U.S. GOVERNMENT BONDS, TREASURIES AND MORTGAGE-BACKED SECURITIES.

REVIEW

The bond market began 1996 with the 30-year treasury bond (long bond) yielding
5.95 percent. In addition, expectations were that the Federal Reserve would lower short-term rates and that the federal budget would be balanced. These favorable views unwound quickly when budget negotiations failed to make progress on the deficit, the February employment statistics contributed to a changed market outlook, and interest rates moved higher.

During the year's second and third quarters, the long bond essentially traded in a range from 6.70 percent to 7.20 percent. Early in the fourth quarter, economic indicators suggested that the economy was slowing and the bond market responded by rallying to a 6.35 percent yield on the long bond. It then reversed course and ended the year with a 6.64 percent yield. In general, 1996 was a good year for returns for spread product (mortgages and government agency notes) when compared to comparable maturity treasuries. These sectors had greater returns than did comparable treasury securities as yield spreads held steady or tightened.

We began 1996 with a portfolio duration of approximately five-and-a-half years. (Duration is a measure of the portfolio's average maturity, and, subsequently, its sensitivity to changes in interest rates.) Upon release of February's stronger than expected payroll numbers, however, we shortened duration to help minimize volatility. As of year end, the portfolio's duration continued to be under five years. Believing that the market was in a trading range, we made only modest adjustments to the portfolio's duration over the last six months of this period. Our strategy was to lengthen the portfolio's duration as interest rates moved toward the high end of the trading range, and shorten the portfolio as interest rates approached the low end of the trading range. This strategy allows the portfolio to have a stronger response than the market to a rally, and a milder reaction to a sell-off.

We also reduced our exposure to the mortgage market in August, after successfully overweighting it earlier in the year. We have kept it to around one-third of the portfolio since. We continue to have 20 percent of our holdings in agency notes, since we feel the extra yield these securities offer over treasuries will enhance the total rate of return. These combined efforts produced a positive return of 2.21 percent. The portfolio, however, did lag the
3.28 percent return of its benchmark, the Lehman Brothers Intermediate Government Bond Index.

OUTLOOK

Going forward, we believe the economy will continue to expand through 1997 at a rate of about 2.5 percent to 3 percent, after inflation. We also expect inflation to remain modest, albeit somewhat higher than 1996's rate of just 2.6 percent. As a result, we look for the market to trade in a range, with the 30-year treasury bond yielding between 6.5 percent to 7.25 percent.

VALUE OF $10,000 INVESTED MARCH 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                  LEHMAN BROTHERS        U.S. GOVERNMENT

                                               INTERMEDIATE GOV'T***    SECURITIES SERIES
3/24/87                                                        10,000               10,000

87                                                             10,240                9,994

88                                                             10,895               10,630

89                                                             12,277               12,027

90                                                             13,450               12,981

91                                                             15,348               14,845

92                                                             16,411               15,756

93                                                             17,751               17,245

94                                                             17,464               16,135

95                                                             19,996               19,166

96                                                            $20,652              $19,588

U.S. GOVERNMENT SECURITIES SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                                                     SINCE

                                                                                 MARCH 24,

1 YEAR                                                         5 YEAR               1987**

+2.21%                                                         +5.70%               +7.12%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of government bonds with an average maturity of three to four years.

PORTFOLIO ALLOCATION
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Backed Securities                          25.7%

U.S. Government Agencies                         21.9%

Corporate Bonds - Investment Grade               21.4%

U.S. Treasury Securities                         17.5%

Corporate Bonds - Non-Investment Grade           13.2%

Cash Equivalent/Receivables                       0.3%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  US Treasury Note (7.00%) 2006                            5.6%
 2.  US Treasury Bond (6.50%) 2006                            4.8%
 3.  GNMA (9.00%) 2020                                        3.2%
 4.  US Treasury Bond (6.75%) 2026                            2.9%
 5.  FNMA Remic (7.00%) 2020                                  2.8%
 6.  FNMA (7.00%) 2025                                        2.7%
 7.  Oakwood Mortgage Investors, Inc. (7.10%) 2020            2.3%
 8.  Transcontinental Gas Pipeline (7.25%) 2026               2.3%
 9.  DLJ Mtg Acceptance Corp., (8.50%) 2001                   2.1%
10.  GNMA (7.50%) 2022                                        2.0%

FORTIS SERIES FUND: DIVERSIFIED INCOME PORTFOLIO

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR THOSE PEOPLE INTERESTED IN SEEKING INCOME FROM BOTH GOVERNMENT SECURITIES AND CORPORATE BONDS. THE MAJORITY OF THE PORTFOLIO WILL PURSUE HIGH-QUALITY CORPORATE BONDS AND U.S. GOVERNMENT SECURITIES. A PORTION MAY BE INVESTED IN DIVIDEND-PAYING STOCKS AND LOWER-RATED CORPORATE BONDS FOR ADDED OPPORTUNITY.

REVIEW

A difficult year for bonds, 1996 took a toll on fixed income markets, in general. The Salomon Brothers Broad Investment Grade Index ended the year with a
3.62 percent return, and the Lehman Brothers Aggregate Index with a 3.63 percent return. While down significantly from a year ago, the return on this portfolio exceeded these fixed income indexes by more than 0.5 percent. The following information details our course of action throughout the year.

Our investment strategy entering 1996 was based on our outlook for a marginally expanding U.S. economy with little or no inflationary pressure. Accordingly, we positioned our portfolio to reflect our positive view on bonds. The portfolio duration was just over five years when the strong February employment statistics suggested a more vigorous economy. (Duration is a measure of the portfolio's average maturity, and, subsequently, its sensitivity to changes in interest rates.) As the bond market started to sell-off, we made a swift downward adjustment to the duration that paid off as the market continued to trend lower through the first half of 1996.

For most of the second half of the year, we maintained the duration of the portfolio between 4.5 and 4.75 years as the market traded in a range. In December 1996, we lengthened the duration of the portfolio to approximately 5.75 years, which we deemed to be about average within our competitive universe or neutral for strategic reasons.

In 1996 we reduced our exposure to governments and agencies to overweight sectors that offered higher yields, such as corporate bonds and asset-backed securities. Strong fundamentals and higher demand for yield promised a higher performance in these market areas, and indeed these sectors turned out to be the highest performing for the year. In our quest for yield, we have taken a more conservative approach by limiting our exposure to lower-quality bonds.

OUTLOOK

Our view is that the 1997 economy will continue to expand and inflation will continue to be under control. Should this forecast prove true, interest rates are likely to move within trading ranges determined by the strength of the economic data releases. Our strategy in this scenario will be to lengthen the portfolio duration when rates approach what we perceive to be the high end of the range, and shorten it when rates approach the lower end. This strategy allows the portfolio to have a stronger response than the market to a rally, and a milder reaction to a sell-off.

We will continue to overweight corporate bonds and asset-backed securities, as we believe that corporate profits will remain positive and demand for yield will continue. Our main focus in corporate bonds will be on industry sectors that present improving fundamentals and lower business and event risks. Identification of improving situations and undervalued securities is done through extensive credit research by our portfolio managers and in-house research staff. We believe the quality of our research should give the portfolio a performance advantage.

VALUE OF $10,000 INVESTED MAY 2, 1988

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     LEHMAN BROTHERS

                                                    AGGREGATE BOND***       DIVERSIFIED INCOME SERIES
5/2/88                                                            10,000                          10,000

88                                                                10,454                          10,390

89                                                                11,973                          11,668

90                                                                13,046                          12,704

91                                                                15,133                          14,567

92                                                                16,254                          15,598

93                                                                17,838                          17,588

94                                                                17,333                          16,670

95                                                                20,535                          19,548

96                                                               $21,152                         $20,359

DIVERSIFIED INCOME SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                                                                   SINCE

1 YEAR                                                            5 YEAR                   MAY 2, 1988**

+4.15%                                                            +6.92%                          +8.55%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       20.6%

Denmark                             16.9%

Canada                              11.0%

Spain                               10.4%

Germany                              9.3%

Italy                                7.6%

United Kingdom                       4.7%

Other                                4.7%

Austria                              3.7%

Netherlands                          3.4%

Receivables/Cash Equivalents         7.7%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  Kingdom of Denmark (8.00%) 2003                         10.9%
 2.  Bonos Y Obligation Del Estado (10.5%) 2003              10.4%
 3.  U.S. Treasury Note (7.75%) 2000                         10.3%
 4.  Buoni Poliennali Del Tesoro Tesoro (9.50%) 2001          7.6%
 5.  Canadian Government (7.25%) 2001                         6.4%
 6.  United Kingdom Treasury (8.75%) 2017                     4.7%
 7.  Canadian Government (7.00%) 2001                         4.6%
 8.  Kingdom of Denmark (8.00%) 2001                          3.8%
 9.  Republic of Austria (7.875%) 2002                        3.7%
10.  General Electric Capital Corp. (8.125%) 2007             3.6%

FORTIS SERIES FUND: GLOBAL BOND PORTFOLIO
(SUBADVISED BY MERCURY ASSET MANAGEMENT)

BECAUSE IT OFFERS INVESTORS A COMBINATION OF CURRENT INCOME AND GROWTH POTENTIAL, THIS PORTFOLIO MAKES AN EXCELLENT CHOICE FOR THOSE INVESTORS WHO SEEK TO ROUND OUT THEIR INVESTMENT SELECTIONS WITH GLOBAL BONDS. THE MONEY MANAGERS SEEK OUT HIGH QUALITY BONDS AND OTHER FIXED INCOME SECURITIES OFFERED BY GOVERNMENTS AND CORPORATIONS WORLDWIDE, EMPHASIZING DEVELOPED COUNTRIES.

REVIEW

Superior currency management and bond market selection added value over this reporting period, helping the Global Bond Portfolio achieve its 3.15 percent return. Hedging foreign currency exposure into the dollar and the underweighting of the U.S. and Japanese bond markets (to the benefit of European markets) drove relative performance.

On the currency side, the portfolio maintained an overweight position in the United States, with significant foreign currency exposure hedged into the dollar. On the bond side, the portfolio maintained an underweight exposure to both the United States and Japanese bond markets while emphasizing the European markets. Within Europe, the period saw a gradual shift from the core markets (especially Germany) to the higher-yielding peripheral markets (especially Denmark and Spain).

OUTLOOK

The best may have been seen of the benign liquidity conditions that have been supporting financial markets. The currency policy shift in Japan and stronger than expected economic growth in the United States will produce pressures for higher interest rates. Within Europe, a broad-based currency (EMU) is likely, and synchronized fiscal tightening ahead of monetary union will slow economic growth. Thus, the European bond markets appear to offer the best value on a global basis. On the currency front, dollar strength will continue on the back of robust economic growth in the United States.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             SALOMON BROS WORLD       GLOBAL

                                               GOV'T BOND ***       BOND SERIES
1/3/95                                                     10,000         10,000

95                                                         11,904         11,914

96                                                         12,899         12,289

GLOBAL BOND SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                            SINCE

1 YEAR                                          JANUARY 3, 1995**

+3.15%                                                    +10.89%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of world government bonds with maturities of at least one year.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                               29.3%

Telecommunications                  21.0%

Cable Television                    11.8%

Leisure Time - Amusements            6.5%

Broadcasting                         6.1%

U.S. Treasury Security               6.1%

Cash Equivalents/Receivables         5.3%

Chemicals                            5.2%

Energy                               5.0%

Health Care Services                 3.7%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note, (7.00%) 2006                         6.1%
 2.  Mohegan Tribal Gaming (13.50%) 2002                      3.1%
 3.  Adelphia Communications Corp. (12.50%) 2002              2.4%
 4.  Silgan Holdings Corp. (13.25%) 2002                      2.2%
 5.  Echostar Communications, Inc. (11.34%) 2004              1.9%
 6.  United International Holdings, Inc., (14.00%) 1999       1.7%
 7.  Nextel Communications (13.422%) 2004                     1.6%
 8.  Samsonite Corp. (11.125%) 2005                           1.6%
 9.  American Communications Services, Inc. (13.00%)
     2005                                                     1.4%
10.  Sterling Chemical Holdings (12.32%) 2008                 1.4%

FORTIS SERIES FUND: HIGH YIELD PORTFOLIO

LONG-TERM INVESTORS, WILLING TO ACCEPT GREATER PRICE FLUCTUATIONS, MAY CHOOSE TO DIVERSIFY THEIR STOCK OR BOND INVESTMENTS WITH THIS PORTFOLIO OF HIGHER YIELD BONDS. ITS MONEY MANAGERS INVEST IN A WIDELY DIVERSIFIED PORTFOLIO OF LOWER-RATED CORPORATE BONDS.

REVIEW

Aided by moderate growth and low inflation in the U.S. economy, a vibrant stock market, and unflagging demand from fixed income investors, the high yield bond market marched to a second straight year of double-digit returns in 1996. Over the last 10 years, the high yield bond sector has been the best-performing class of fixed income securities. In fact, in terms of 1996 total return performance, the high yield bond sector was outpaced only by convertible bonds and emerging market debt.

For the year ended December 31, 1996, the Fortis High Yield Portfolio outperformed the average total return of the Lehman Brothers High Yield Bond Index, returning 10.52 percent versus 10.43 percent, and the portfolio underperformed its Lipper Analytical Services Peer Group. Several factors had an impact on the portfolio's performance:

* The bonds of Marvel Holdings, which held a 2 percent position in the portfolio, declined substantially when the company reported poor operating results and filed for bankruptcy.

* The telecommunications and cable television sectors, our two largest industry allocations, delivered below-average results due to concerns over capital needs and the zero-coupon structure of many telecommunication issues.

* The strength of the economy and low default rates generally rewarded the lowest quality, highest risk sectors of the high yield bond market. In hindsight, our decision to improve the overall credit quality and trading liquidity of the portfolio, and thus lessen the portfolio's risk, proved to be somewhat counterproductive under these market conditions.

After carefully reviewing our strategy for the portfolio, we are currently maintaining its focus on the telecommunications and cable television sectors, which we believe, over the long term, will provide the rates of growth necessary to pay down the debt of the highly-leveraged companies within those industries. Despite the market's appetite for very low credit quality in 1996, we are not lowering the current credit quality of the portfolio because we are concerned that corporate profits may fall below market expectations in the near term. Finally and most importantly, we have renewed our commitment to stringent credit analysis and review.

OUTLOOK

The formula for good returns in the high yield bond market appears to be in place as we begin 1997. Moderate economic growth, low inflation, and a soaring stock market usually propel lower-rated bond prices higher and yields lower. Cautionary signals are still present, however. The near-term outlook for interest rates is higher, a scenario that would negatively affect the market value of fixed income securities. And U.S. stock prices, which have risen over 50 percent in two years, may embody an overly-optimistic view of corporate earnings growth.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            LEHMAN BROTHERS

                                             HIGH YIELD***      HIGH YIELD SERIES
5/3/98                                                 10,000               10,000

94                                                     10,165                9,925

95                                                     12,150               11,189

96                                                     13,417               12,366

HIGH YIELD SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                        SINCE

1 YEAR                                          MAY 2, 1994**

+10.52%                                                +8.28%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of lower quality, high yield corporate debt securities.

PORTFOLIO ALLOCATION AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Asset Allocation Series

Asset Backed Securities                           9.7%

Corporate Bonds - Investment Grade                5.9%

Corporate Bonds - Non-Investment Grade            4.8%

U.S. Government Agencies                          9.0%

U.S. Treasury Securities                         10.1%

Equity Securities                                57.0%

Cash Equivalents/Receivables                      3.5%

TOP HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Microsoft Corp.                                          1.8%
 2.  MBNA Corp.                                               1.8%
 3.  Green Tree Financial Corp.                               1.7%
 4.  WorldCom, Inc.                                           1.7%
 5.  Ericsson (L.M.) Telephone Co., Class B ADR               1.7%
 6.  Cisco Systems, Inc.                                      1.6%
 7.  Oracle Systems Corp.                                     1.6%

Bonds
-------------------------------------------------------------------
 1.  US Treasury Note (6.50%) 2001                            2.7%
 2.  Oakwood Mortgage Investors, Inc. (7.10%) 2020            1.6%
 3.  US Treasury Note (6.00%) 1998                            1.6%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

STOCK ADDITIONS:                Santa Fe Energy Resources,
360 Communications Co.           Inc.
Abbott Laboratories             Schlumberger, Ltd.
AES Corp.                       Staples, Inc.
American International Group,   Sterling Commerce, Inc.
 Inc.                           Sun International Hotels, Ltd.
Amgen, Inc.                     Teva Pharmaceutical
Banc One Corp.                   Industries, Ltd. ADR
Biovail Corp. International     Tucson Electric Power Co.
Cardinal Health, Inc.           Union Planters Corp.
Centocor, Inc.                  United States Filter Corp.
ConAgra, Inc.                   Wackenhut Corp.
Crown Cork & Seal Company,      STOCK ELIMINATIONS:
 Inc.                           Adobe Systems, Inc.
Depuy, Inc.                     Applied Materials, Inc.
Deutsche Telekom ADR            Bay Networks, Inc.
Fiserv, Inc.                    Columbia/HCA Healthcare Corp.
Forest Laboratories, Inc.       Disney (Walt) Co.
General Electric Co.            News Corp., Ltd. ADR (The)
Heinz (H.J.) Co.                Micron Technology, Inc.
Hyperion Telecom (Warrants)     Nokia Corp. ADR
Ingram Micro, Inc.              Silicon Graphics, Inc.
Lilly (Eli) & Co., Inc.         Solectron Corp.
Magna International, Inc.       Talbots, Inc.
MGIC Investment Corp.           Tandy Corp.
Monsato Co.                     3Com Corp.
Noble Affiliates, Inc.          U.S. Healthcare
Nuevo Energy Co.                Vodafone Group plc
Precision Drilling Corp.        Wal-Mart Stores, Inc.
Philip Morris Companies, Inc.

FORTIS SERIES FUND: ASSET ALLOCATION PORTFOLIO

DESIGNED FOR INVESTORS WHO SEEK TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME. THE PORTFOLIO MANAGERS SELECT A MEDLEY OF U.S. STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH CURRENT MARKET CONDITIONS.

REVIEW

In the Asset Allocation Portfolio, the allocation mix is altered as the outlook for the equity and fixed income markets change. In 1996, this portfolio, due to its balanced nature, outperformed the bond markets, but realized a return lower than that of the Standard & Poor's 500 Stock Index. The stock allocation was increased gradually over the latest period from 45 percent in mid-1996 to represent 57 percent of the portfolio by the end of the year. Bond holdings constitute the remaining 40 percent of the portfolio.

STOCKS

The portfolio's equity portion is invested primarily in large capitalization companies with superior earnings prospects. This year presented interesting challenges. For the first six months of the year, the retail and telecommunications sectors enhanced the portfolio's return. However, by the end of the year, these two sectors actually detracted from performance. Other holdings in the technology, financial, health care, and energy sectors helped contribute positively to overall performance.

BONDS

In the bond portion of the fund, we started 1996 with a constructive outlook for interest rates. This view was based on our forecast of a marginally expanding U.S. economy with little or no inflationary pressure. Accordingly, we positioned our portfolio to reflect our positive view on bonds.

However, in March 1996, the economic picture was changed by the February employment statistics that told of greater strength in the economy than we had anticipated. We immediately assumed a neutral posture of a 4.5 year duration as we awaited further evidence of economic strength. That duration adjustment paid off as the market continued to trend lower through the first half of 1996. For most of the second half of the year, we maintained the duration of the portfolio within the range of 4.5 to 4.75 years as the market traded in a range.

Our sector allocation strategy throughout 1996 was to overweight such higher yielding bonds as corporate bonds and asset-backed securities. We believed that corporate profits would remain strong and demand for yield would continue. These sectors turned out to be the highest performing for the year. Within the corporate sector, we took a more conservative approach in terms of credit exposure. Although we are permitted to hold up to 30 percent of lower quality bonds, we limited our exposure to 12 percent to 15 percent.

OUTLOOK

Looking forward, we think the economy will continue to show signs of strength, and we expect inflationary pressures to remain modest. Should this forecast prove true, interest rates are likely to move within trading ranges determined by the strength of the economic data releases. Therefore, we are not favoring a duration bias in the near term, but will make duration adjustments as we approach the trading range boundaries.

As always, we will continue to focus on individual security selection, seek a thorough understanding of each credit to avoid deterioration, and strive to help the portfolio benefit from improving situations.

VALUE OF $10,000 INVESTED APRIL 1, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                              LEHMAN BROTHERS

                                             AGGREGATE BOND +        S&P 500 ++     ASSET ALLOCATION SERIES
5/1/87                                                    10,000            10,000                    10,000

87                                                        10,108             8,673                     9,426

88                                                        10,906            10,131                     9,776

89                                                        12,490            13,322                    12,097

90                                                        13,609            12,899                    12,341

91                                                        15,787            16,840                    15,752

92                                                        16,956            18,130                    16,847

93                                                        18,609            19,942                    18,496

94                                                        18,082            20,203                    18,439

95                                                        21,422            27,780                    22,490

96                                                        22,065            34,051                    25,302

ASSET ALLOCATION SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                                             SINCE

1 YEAR                                                    5 YEAR     MAY 1, 1987**

+12.50%                                                   +9.94%           +10.07%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
  + An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.
 ++  This is an unmanaged index of 500 common stocks.

PORTFOLIO ALLOCATION AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities                                  48.8%

Long-Term Foreign Bonds-Investment Grade           26.5%

U.S. Treasury Securities                           10.5%

Cash Equivalents/Receivables                       14.2%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Bonds                                                    Net Assets
-------------------------------------------------------------------
 1.  U.S. Treasury Note (6.25%) 2000                          2.8%
 2.  U.S. Treasury Note (5.625%) 2001                         2.8%
 3.  U.S. Treasury Note (7.25%) 2004                          2.5%
 4.  U.S. Treasury Note (7.875%) 2004                         2.3%
 5.  German Government (8.50%) 2003                           2.0%
 6.  Italian Government (10.50%) 2000                         2.0%
 7.  German Unity Fund (8.00%) 2002                           1.9%
 8.  United Kingdom Treasury (9.75%) 2002                     1.6%

Stocks
-------------------------------------------------------------------
 1.  Philips Electronics                                      1.9%
 2.  UST Corp.                                                1.6%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Akzo Nobel NV                   Addington Resources, Inc.
AT & T Corp.                    AMR Corp.
Browning-Gerris Industries,     Brooklyn Bancorp.
 Inc.                           Ciba-Geigy AG
CSR Limited                     Comsat Corp.
Echlin, Inc.                    Cray Research, Inc.
Greenfield Industries, Inc.     Data General Corp.
Holderbank Financiere Glaris    Gap, Inc.
 AG                             Johnstown America Industries,
ING Groep NV                     Inc.
Intelidata Technologies, Inc.   Koninklijke PTT Nederland NV
Lucent Technologies, Inc.       Koninklijke Van Ommeren NV
Matsushita Electric Industrial  Kuoni Reisen Holding AG
 Co.                            Labinal S.A.
Mattews (Bernard)               Skandinaviskilda Banken A Free
Nippon Telegraph & Telephone    Sun Co. Inc.
 Corp.                          Westpac Banking Corp. Ltd.
Novartis AG
Novell, Inc.
Olivetti Group
Penncorp Financial Group, Inc.
Railtrack Group
Reckett & Colman
Repsol S.A.
Scor S.A.
Silicon Graphics, Inc.
Skandia Forsakrings AB
Southern Electric
Sulzer AG
Tandy Corp.

FORTIS SERIES FUND: GLOBAL ASSET ALLOCATION PORTFOLIO
(SUBADVISED BY MORGAN STANLEY ASSET MANAGEMENT)

DESIGNED ESPECIALLY FOR INVESTORS WHO WANT A FLEXIBLE PORTFOLIO THAT SEEKS TOTAL RETURN FROM A BLEND OF GROWTH POTENTIAL AND CURRENT INCOME FROM AROUND THE WORLD, INCLUDING THE UNITED STATES. MONEY MANAGERS INVEST IN GLOBAL STOCKS, BONDS AND MONEY MARKETS IN PERCENTAGES THAT MAY VARY WITH MARKET CONDITIONS.

REVIEW

For the year, as a whole, the portfolio appreciated by 12.72 percent. This favorably compares to the returns by the portfolio's measures or "benchmarks." The Morgan Stanley Capital International World Index (stocks) saw a 11.7 percent return and the Salomon Brothers World Government Bond Index realized an 8.36 percent return.

Contributing to this portfolio's success this year were a number of factors, including overweighted positions in Canadian bonds, high-yielding European bonds, the U.S. dollar and sterling currency. An underweight position in Japanese equities also made a positive contribution. Specific stock selection in Australia, Germany, Italy, Japan and the United States also benefited the overall return.

Factors that detracted from the portfolio's performance include a slightly defensive overall bond duration, an overweighted bond position in the United Kingdom and selected French equities.

The stance of the bond portion of the portfolio remained little changed throughout the quarter. Namely, the portfolio was overweighted in Europe at the expense of the Japanese and U.S. markets, with overall duration slightly shorter than benchmark. We added to the Canadian bond and currency exposure, slightly reduced Denmark and built-up relative exposure to the sterling bond market. In addition, Dutch bonds were sold and Swedish bonds increased.

On the stock or equity side, there were only minor changes in our investment strategy. The geographic allocation was the result of stock-picking decisions, and, at the end of this reporting period, the equities were split 40 percent U.S., 13 percent Japan, 44 percent Europe and 3 percent other.

Cash levels averaged 10 percent during the fourth quarter and were held in dollar deposits and Treasury bills.

During the fourth quarter, we were satisfied with the portfolio's allocation and did not make any specific moves to change its balance. As the year closed, the fixed income portion was held near the 40 percent benchmark, with global equities around 50 percent.

OUTLOOK

We do not foresee a full-blooded global recovery in 1997, as Europe, Japan and certain emerging markets have structural problems regarding economic growth, while bond yields around the world are unlikely to decline significantly from current levels.

This leaves us cautious on world stock markets generally and cyclicals specifically after recent relative strength. Our preferred investment characteristic for 1997 is strong cash generation in a weakish global economy, which draws us to brandname stocks whose unglamorous growth rates have left them relatively cheap.
VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                     SALOMON BROS. WORLD                                       GLOBAL ASSET

                                                        GOV'T BOND +             MSCI WORLD INDEX ++         ALLOCATION SERIES
1/3/95                                                               10,000                        10,000                 10,000

95                                                                   11,904                        12,132                 11,747

96                                                                   12,899                        13,830                 13,242

GLOBAL ASSET ALLOCATION SERIES

AVERAGE ANNUAL TOTAL RETURN*

                                                                      SINCE

1 YEAR                                                           JANUARY 3,

                                                                     1995**

+12.72%                                                             +15.12%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
  + An unmanaged index of world government bonds with maturities of at least one year.
 ++  An unmanaged index of the world's major
     equity markets in U.S. dollars, weighted by stock market value.

COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                  43.4%
Cash Equivalents/Receivables           10.9%
Banks                                   6.7%
Food                                    6.3%
Oil - Crude Petroleum and Gas           5.2%
Chemicals - Specialty                   4.7%
Office Equipment and Supplies           4.2%
Real Estate - Investment Trust          4.1%
Telecommunications                      3.7%
Utilities - Telephone                   3.7%
Electronic Semiconductor                3.6%
Business Services and Supplies          3.5%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Kimco Realty Corp.                                       2.4%
 2.  General Electric Co.                                     2.3%
 3.  Columbia/HCA Healthcare Corp.                            2.3%
 4.  Exxon Corp.                                              2.2%
 5.  ADT, Ltd.                                                2.2%
 6.  Comcast Corp.                                            2.1%
 7.  Owens Corning                                            2.0%
 8.  Mallinckrodt Group, Inc.                                 1.9%
 9.  Ameritech Corp.                                          1.9%
10.  Atlantic Richfield Co.                                   1.9%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Ameritech Corp.                 AT & T Corp.
Archer-Daniels-Midland Co.      Circus Circus Enterprises,
Atlantic Richfield Co.           Inc.
BankAmerica Corp.               Continuum, Inc.
Cleveland-Cliffs, Inc.          Echlin, Inc.
ConAgra, Inc.                   GTE Corp.
Crown Cork & Seal Co., Inc.     H & R Block, Inc.
Enron Corp.                     Lowe's Companies, Inc.
Finova Group, Inc.              Lucent Technologies, Inc.
First Bank System, Inc.         Lyondell Petrochemical Co.
Flightsafety International,     Mallinckrodt Group, Inc.
 Inc.                           McDonnell Douglas Corp.
Grainger (W.W,), Inc.           Mylan Laboratories, Inc.
Heinz (H.J.) Co.                Payless ShoeSource, Inc.
IMC Global, Inc.                Schlumberger, Ltd.
International Game Technology   Solectron Corp.
Johnson & Johnson               Stewart And Stevenson
Nynex Corp.                      Services, Inc.
Pall Corp.                      Tele Communications, Inc.
Philip Morris Companies, Inc.   Unifi, Inc.
Sara Lee Corp.
SBC Communications, Inc.
Sprint Corp.
Unisource Worldwide, Inc.

FORTIS SERIES FUND: VALUE PORTFOLIO

DESIGNED FOR INVESTORS WHO LIKE TO DISCOVER QUALITY-GROWTH INVESTMENT OPPORTUNITIES AT "BARGAIN" PRICES. THE PORTFOLIO MANAGERS CHOOSE STOCKS WITH CURRENT PRICES THAT DO NOT NECESSARILY REFLECT THE STOCKS' POTENTIAL VALUE.

REVIEW

As a relatively new addition to the Fortis Series Fund, the Value Portfolio opened to investors on May 1, 1996. For the eight months ended December 31, the portfolio achieved a total return of 11.49 percent, compared to 14.53 percent for the Standard & Poor's 500 Stock Index the portfolio's benchmark.

While satisfactory, the stock market's upward, but choppy, progress was characterized by wide disparities in the performance of individual stocks and sectors. For example, technology stocks sold off sharply in the summer, only to rebound strongly by the end of the year. Although the economy has been strong, investors remain concerned that the strongest part of the current business expansion is aging. Consequently, the shares of cyclical companies have been performing poorly. In contrast, a handful of blue chip stocks have been performing well because they offer investors predictable earnings growth in an uncertain environment.

Throughout 1996, we increased our exposure to such "blue chip" investments, and reduced our exposure to the shares of companies vulnerable to the business cycle. However, we also remained opportunistic. For example, the sharp decline in the prices of many technology shares presented an attractive opportunity to add to our holdings. These purchases appreciated nicely toward the end of 1996.

OUTLOOK

Looking forward, our main concern is that profit margins are near their peak for this business cycle. With profit margins in the next few years more likely to decline than rise, earnings growth will probably become scarce. In this environment, it will become increasingly difficult to identify companies that will satisfy our primary buy criteria of having accelerating earnings over the next few years. Accordingly, we will need to rely more heavily on our secondary criteria, which is to find companies that are reasonably priced in relation to their long-term growth rates. As a result, our disciplines have led us to invest more heavily in defensive stocks.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P 500***     VALUE SERIES
5/1/96                                            10,000          10,000
96                                               $11,453         $11,149
VALUE SERIES
AVERAGE ANNUAL TOTAL RETURN*
SINCE MAY 1, 1996**
+11.49%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                 29.9%
Cash Equivalents/Receivables          13.6%
Finance Services                      10.0%
Natural Gas Transmissions              9.6%
Drugs                                  9.1%
Utilities - Telephone                  8.8%
Banks                                  4.1%
Oil - Crude Petroleum and Gas          6.9%
Insurance                              4.2%
Food                                   3.8%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Sunamerica, Inc. Convertible Preferred                   3.0%
 2.  PanEnergy Corp.                                          2.8%
 3.  Household International, Inc.                            2.2%
 4.  El Paso Natural Gas Co.                                  2.1%
 5.  ConAgra, Inc.                                            2.0%
 6.  Beacon Properties Corp.                                  1.9%
 7.  Philip Morris Companies, Inc.                            1.9%
 8.  United Technologies Corp.                                1.9%
 9.  Minnesota Mining and Manufacturing Co.                   1.8%
10.  Pharmacia and UpJohn, Inc.                               1.8%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Banc One Corp.                  AMP, Inc.
Beacon Properties Corp.         Bell Atlantic Corp.
Chase Manhattan Corp.           Browning-Ferris Ind.
ConAgra, Inc.                   Echlin, Inc.
Crown Cork & Seal Co., Inc.     Ethyl Corp.
 Convertible Preferred          H & R Block, Inc.
Deutsche Telekom ADR            JC Penney Company, Inc.
Exxon Corp.                     Johnson & Johnson
Green Tree Financial Corp.      Mercury Finance
Heinz (H.J.) Co.                New England Business Service,
Highwoods Properties, Inc.       Inc.
Intimate Brands, Inc.           Panhandle Eastern Corp.
Lucent Technologies, Inc.       Schering-Plough Corp.
Minnesota Mining and            Shared Medical Systems Corp.
 Manufacturing Co.              U.S. HealthCare
Monterey Resources, Inc.
Nuevo Energy Co. Convertible
 Preferred
PanEnergy Corp.
Pharmacia and UpJohn, Inc.
Safeco Corp.
Sprint Corp.
Sunamerica, Inc. Convertible
 Preferred
Tenneco Inc.
Tranz Rail Ltd.
Union Planters Corp.
United Tech. Corp.

FORTIS SERIES FUND: GROWTH & INCOME PORTFOLIO

THIS PORTFOLIO OFFERS A SOLUTION TO INVESTORS WHO WANT TO COMBINE CONSERVATIVE GROWTH OPPORTUNITIES WITH INCOME POTENTIAL. IT FOCUSES ON COMPANIES WITH ATTRACTIVE CURRENT DIVIDEND YIELDS RELATIVE TO THE STANDARD AND POOR'S 500 STOCK INDEX. THE PORTFOLIO IS WELL DIVERSIFIED WITH EXPOSURE TO MANY SECTORS OF THE ECONOMY.

REVIEW

During the period under review, the Growth & Income Portfolio performed in line with the market as measured by the Standard & Poor's 500 Stock Index. The portfolio's performance was enhanced by selected holdings in the financial, energy and healthcare sectors. Detracting from performance were positions in the retail and telecommunications sectors.

The Growth & Income Portfolio concentrates on those sectors in the market that offer a combination of earnings growth and above average current yields. The technology sector generally does not provide above average current yields, hence our underweighted position in this sector.

OUTLOOK

We anticipate a continuation of moderate economic growth, coupled with modest inflation in the months ahead. This is generally a positive environment for the investment of financial assets. In reflection of these factors, the stock market has performed well and is currently accorded somewhat above average valuations. Therefore, we have slightly above average cash reserves in the portfolio to take advantage of opportunities as they present themselves.

VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 S&P 500***           GROWTH & INCOME SERIES
5/2/94                                                      10,000                      10,000
94                                                          10,397                      10,174
95                                                          14,297                      13,196
96                                                         $17,524                     $16,035
GROWTH & INCOME SERIES
AVERAGE ANNUAL TOTAL RETURN*
1 YEAR                                         SINCE MAY 2, 1994**
+21.51%                                                    +19.36%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Capital Spending                    21.8%
Consumer Staples                    13.0%
Finance                             14.6%
Consumer Discretionary              11.7%
Energy & Related                     9.6%
Utilities                            9.6%
Health Care                          9.1%
Basic Industry                       5.5%
Other                                2.9%
Cash Equivalents/Receivables         2.2%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  General Electric Co.                                     2.7%
 2.  Coca Cola Co.                                            2.3%
 3.  EXXON Corp.                                              2.1%
 4.  Intel Corp.                                              1.8%
 5.  Microsoft Corp.                                          1.7%
 6.  Royal Dutch Petroleum                                    1.6%
 7.  Merck & Co., Inc.                                        1.6%
 8.  Philip Morris Co., Inc.                                  1.5%
 9.  International Business Machines                          1.4%
10.  Johnson & Johnson                                        1.2%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Allegheny Teledyne, Inc.        Bally Entertainment Corp.
Battle Mountain Gold Co.        Brown Group, Inc.
CVS Corp.                       Community Psychiatric Center
Dell Computer Corp.             Cons Freightways, Inc.
Dow Jones & Co., Inc.           Engehard Corp.
Guidant Corp.                   Loral Corp.
HFS, Inc.                       Loral Space & Comm.
Lucent Technologies, Inc.       Masco Corp.
Marsh & McLennean Companies     Melville Corp.
MBIA Inc.                       Ogden Corp.
MGIC Investment Corp.           Outboard Marine Corp.
Morgan J.P. & Co., Inc.         Payless ShoeSource
Seagate Technology              Premark Intl Inc.
Union Pacific Resources Group   Teledyne, Inc.
                                US Healthcare, Inc.
                                Variety Corp.
                                Yellow Corp.

FORTIS SERIES FUND: S&P 500 STOCK INDEX PORTFOLIO
(SUBADVISED BY DREYFUS)

THIS PORTFOLIO IS DESIGNED ESPECIALLY FOR INVESTORS WHO WANT TO EMULATE THE TOTAL RETURN OF THE STANDARD & POOR'S 500 STOCK INDEX.

REVIEW

The Fortis S&P 500 Index Portfolio became available on May 1, 1996. For the eight month period ended December 31, the portfolio realized a total return of
14.29 percent, while the Standard & Poor's 500 Stock Index had a total return of
14.53 percent.

This portfolio is designed to passively replicate the large capitalization United States equity market as it is represented by the S&P 500 Index. In 1996, large capitalization equities provided strong returns, outperforming both small and mid-capitalization stocks.

Among the best-performing groups in the S&P 500 in 1996 were oil and gas drilling companies, electronics companies, computer software companies and money center banks. Currently, the Fortis S&P 500 Index Portfolio holds all 500 stocks in the S&P 500 in direct proportion to their weight in the Index.

OUTLOOK

As a portfolio that mirrors the holdings of an existing stock index, we will continue to make the appropriate changes in accordance with the portfolio's investment objective.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P 500***     S&P 500 SERIES
5/1/96                                            10,000            10,000
96                                               $11,453           $11,429
S & P 500 SERIES
AVERAGE ANNUAL TOTAL RETURN*
SINCE MAY 1, 1996**
+14.29%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

COMPOSITION BY INDUSTRY AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                              53.8%
Finance Services                    7.9%
Banks                               6.6%
Computer - Software                 5.5%
Food                                5.9%
Insurance                           5.5%
Cash Equivalent/Receivables         9.1%
Drugs                               5.7%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Federal Home Loan Mortgage Corp.                         1.4%
 2.  Travelers Group, Inc.                                    1.3%
 3.  Pfizer, Inc.                                             1.3%
 4.  Allied Signal, Inc.                                      1.2%
 5.  Ace, Ltd.                                                1.2%
 6.  Mobil Corp.                                              1.2%
 7.  General Electric Co.                                     1.2%
 8.  Merck & Co., Inc.                                        1.2%
 9.  Mellon Bank Corp.                                        1.1%
10.  Kimberly-Clark Corp.                                     1.1%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Alltel Corp.                    Alco Standard Corp.
Ascend Communications, Inc.     Altera corp.
Boston Chicken, Inc.            Associates First Capital Corp.
Camco International, Inc.       Atlantic Richfield Co.
Carnival Corp.                  Baker Hughes, Inc.
Corporate Express, Inc.         Cisco Systems, Inc.
Crown Cork & Seal Company Inc.  ContiFinancial Corp.
Electronic Data Systems Corp.   Deluxe Corp.
General Mills, Inc.             Echlin
H & R Block, Inc.               Exide Corp.
Intersate Bakeries Corp.        Fleet Financial Group, Inc.
ITT Corp.                       IMC Mortgage Co.
KeyCorp.                        Olsten Corp.
Linear Technology Corp.         Oxford Resources Corp.
                                Panamerican Beverages, Inc.
Masco Corp.                     Pharmacia and UpJohn, Inc.
McCormick & Company, Inc.       RAC Financial Group, Inc.
Medic Computer Systems, Inc.    Rite Aid Corp.
Mid Ocean Ltd.                  Royal Caribbean Cruises Ltd.
Nabisco Holdings Corp.          Saks Holdings, Inc.
Newmont Mining Corp.            Security First Network Bank
Nucor Corp.                     Southern Pacific Funding Corp.
Outback Steakhouse, Inc.        St. Jude Medical, Inc.
Petrolite Corp.                 Teleport Communications Group,
Schluman, Inc.                   Inc.
Staples, Inc.                   Union Carbide Corp. Holding
Time Warner, Inc.                Co.
U.S.A. Waste Services,          U.S. Bancorp
Wallace Computer Services,      Viacom, Inc.
 Inc.                           WMX Technologies
Warnaco Group
Warner-Lambert Co.
WorldCom, Inc.

FORTIS SERIES FUND: BLUE CHIP STOCK PORTFOLIO
(SUBADVISED BY T. ROWE PRICE)

THE MONEY MANAGERS FOR THIS PORTFOLIO TARGET "BLUE CHIP" COMPANIES WITH LEADING MARKET POSITIONS, SEASONED MANAGEMENTS AND STRONG FINANCIAL FUNDAMENTALS. IT IS DESIGNED FOR PEOPLE WHO WANT TO INVEST IN WELL-ESTABLISHED COMPANIES THAT GENERATE CONSISTENT, DURABLE EARNINGS GROWTH WITH THE POTENTIAL FOR ABOVE AVERAGE STOCK PERFORMANCE.

REVIEW

The Blue Chip Stock Portfolio recognized its first eight months as part of the Fortis Series Fund with a strong, positive performance return of 16.24 percent. In fact, following stellar gains in 1995, the U.S. stock market surprised many investors by advancing steadily through 1996 to mark one of the best two-year performance periods on record. We remain cautiously optimistic that many of the factors that have provided a strong environment for stocks will continue; specifically, favorable inflation and interest rates, mutual fund inflows and corporate earnings.

Risks that could dampen this outlook include the inconsistent economic performance of many key trading partners, such as Japan and several European economies, including Germany. More consistent performance of these economies is needed for continued strong earnings growth at many U.S. multinational companies. However, a strong synchronized boom in major world economies would probably be a major negative for inflation, interest rates and, ultimately, stock values.

Although your portfolio has less exposure to the technology market than the average growth fund, our technology holdings performed very well. Financial stocks also performed well, and we discovered some sound investment ideas in the struggling retail sector. For example, Eckerd (a drug store holding) saw a boost in its stock price when J.C. Penney's purchased the company. And the supermarket giant, Safeway, also contributed positively to performance.

OUTLOOK

Stock values remain expensive, and we are wary of the strong results generated by the market for two consecutive years. However, we realize that sound investing must be driven by the outlook for the general investment environment and future company earnings. Considering these factors, we believe the outlook for U.S. stocks remains favorable.

We continue to target holdings that we believe are generally "all-season" growth companies -- they can generate earnings growth regardless of the economic or interest rate environment. As always, we strive to seek out blue chip companies with leading market positions, seasoned management and strong financial fundamentals, as we continue to believe they will provide superior investment results.

VALUE OF $10,000 INVESTED MAY 1, 1996

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P 500***     BLUE CHIP STOCK SERIES
5/1/1996                                          10,000                    10,000
96                                              $ 11,453                  $ 11,624
BLUE CHIP SERIES SERIES
AVERAGE ANNUAL TOTAL RETURN*
SINCE
MAY 1, 1996**
+16.24%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States                       41.7%
Other                               24.6%
Japan                                6.7%
Germany                              5.6%
Netherlands                          5.0%
Receivables/Cash Equivalents         4.7%
Sweden                               4.6%
United Kingdom                       3.9%
Finland                              3.3%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Gartner Group, Inc. Class A (US)                         3.8%
 2.  SAP AG Systeme Non-Voting (Germany)                      2.7%
 3.  Nokia (AB) K Shares (Finland)                            2.7%
 4.  SGL Carbon AG (Germany)                                  2.2%
 5.  Wisconsin Centeral Transportation Corp. (US)             2.1%
 6.  Randstad Holdings NV (Netherlands)                       2.0%
 7.  3Com Corp. (US)                                          2.0%
 8.  U.S. Robotics Corp. (US)                                 1.7%
 9.  OMV Aktiengesellschaft (Australian)                      1.6%
10.  Barco N.V. (Belgium)                                     1.6%

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
Altera Corp.                    3Com Corp.
Amway Japan Ltd.                Anixter International, Inc.
ANSYS, Inc.                     Applied Materials, Inc.
Asia Satellite                  Bajaj Auto Ltd.
  Telecommunications Holdings   British Sky Broadcasting plc
  Ltd.                          Buenos Aires Embotelladora
Blyth Industries, Inc.            S.A.
Capita Group plc                Canadian National Railway Co.
Centeral European Media         Continente Cent Co.
  Enterprises Ltd.              Crown Cork & Seal Company Inc.
Ceridian Corp.                  De Rigo S.P.A. ADR
CPT Telefonia Del Peru-B S.A.   DSC Commnications Corp.
CUC International, Inc.         First Pacific Co. Ltd.
Data Processing Resources       Iochpe Maxion S.A.
  Corp.                         Landmark Graphics Corp.
Deutsche Telekom AG ADR         Mercury Interactive Corp.
Disco S.A.
Dr. Solomon's Group plc
Empire East Land Holdings,
  Inc.
Green Tree Financial Corp.
Harvey Nichols
Hutchison Whampoa, Ltd.         News Corp. (The), Ltd. ADR
Interim Services, Inc.          News Corp. (The), Ltd.
KCI Konecranes International      Preferred
  Corp.                         Office Depot, Inc.
Laox Co. Ltd.                   Rogers Cantel Mobile
LCI International, Inc.           Communications, Inc.
Multicanal Participacoes S.A.   Scandinavian Mobility
  ADR                             Internatiol
Novartis AG                     Sidel S.A.
OMV Aktiengesellschaft          Tandy Corp.
Open Joint Stock Vimpel         Technology Resources
  Communications                  Industries
Orange plc                      Telewest plc
Outback Steakhouse, Inc.        Thorn Lighting Group plc
Pathe S.A.                      Videotrom Holdings plc ADR
Petroleum Geo-Services ADS      Vodafone Group plc
PetsMart, Inc.                  Wabash National Corp.
Physician Reliance Network,
  Inc.
Portugal Telecom S.A. ADR
Puma AG
Sony Corp.
SQA, Inc.
Sun Hung Kai Properties Ltd.
Sykes Enterprises, Inc.
Tag Heuer International S.A.
  ADR
Telefonica del Peru ADR
Tidewater, Inc.
Tommy Hilfiger Corp.
Toolex Alpha
Total Renal Care Holdings
Vans, Inc.
Wolford AG
Xylan Corp.

FORTIS SERIES FUND: GLOBAL GROWTH PORTFOLIO

SLIGHTLY MORE AGGRESSIVE GROWTH INVESTORS WHO WANT TO DIVERSIFY AND EXPAND THEIR HORIZONS BEYOND THE UNITED STATES MAY WANT TO CONSIDER THIS HIGHLY DIVERSIFIED PORTFOLIO.

REVIEW

As a global portfolio, the Global Growth Series has the flexibility to invest in a variety of stock markets around the world, including the United States. This is a highly diversified portfolio with 117 holdings in 29 different nations. Our investment focus is on companies with strong market positions and superior growth prospects relative to the respective local economy.

The positive 19.10 percent performance of the Global Growth Series over the past year can be attributed to favorable stock selection and a meaningful asset weighting in the United States. In comparison, the Morgan Stanley Capital International (MSCI) World Index, the portfolio's benchmark, realized a 14.00 percent return. Over the past several years, the portfolio has been underweighted in markets such as Japan, which has significantly underperformed the World Index. When researching potential investments, we look for companies with a focused growth strategy, a strong management team, and the ability to finance future growth. We also look for companies that tend to dominate their respective market or industry. We have found that companies with these characteristics tend to achieve superior returns for shareholders.

Through a global approach to growth investing, we are able to expose the investor to the world's most dynamic growth segments. At the same time, global investing provides greater diversification, which can help to reduce the volatility traditionally associated with equity investing. Our approach at Fortis has traditionally focused on mid-sized companies with superior growth prospects. During 1996 these types of companies performed strongly during the first half of the year. During the second half of 1996, these stocks tended to lag the broader market averages, which are dominated by larger, "blue chip" companies.

OUTLOOK

We are hopeful that investor focus will again return to companies with superior growth prospects such as those held in the Global Growth Portfolio. Longer term, the prospects for global investing remain quite favorable. The relatively poor performance of the Japanese market, since 1989, has been more than offset by stellar returns from the U.S. Our approach to global investing exposes investors to all of the major markets and allows a greater degree of flexibility, which is important with our high-growth investment style. Over the past year we have broadened our diversification by adding to the number of holdings in the portfolio. This has been done in an effort to limit the amount of company-specific risk in the portfolio.

VALUE OF $10,000 INVESTED MAY 1, 1992

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                             MSCI WORLD INDEX***     GLOBAL GROWTH SERIES
5/1/1992                                                    10,000                   10,000
92                                                          10,236                   11,088
93                                                          12,613                   13,075
94                                                          13,317                   12,685
95                                                          16,156                   16,553
96                                                        $ 18,417                 $ 19,715
GLOBAL GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                             SINCE
1 YEAR                                               MAY 1, 1992**
+19.10%                                                    +15.65%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Other                                          25.4%
Computer - Software                            16.9%
Computer - Communications Equipment            11.0%
Financial Services                             10.4%
Health Care Services                            7.4%
Retail - Specialty                              7.0%
Telecommunication Equipment                     6.6%
Telephone Services                              5.9%
Cash Equivalents/Receivables                    9.4%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  3Com Corp.                                               3.8%
 2.  Cisco Systems, Inc.                                      3.6%
 3.  Oracle Corp.                                             3.5%
 4.  Microsoft Corp.                                          3.3%
 5.  Tellabs, Inc.                                            3.3%
 6.  WorldCom, Inc.                                           2.6%
 7.  BMC Software, Inc.                                       2.5%
 8.  Federal National Mortgage Association                    2.5%
 9.  Parametric Technology Corp.                              2.3%
10.  MFS Communications Co., Inc.                             2.2%

PORTFOLIO CHANGES FOR THE
PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
AccuStaff Inc.                  America Online, Inc.
Advanta Corp., Class B          Applied Materials,
Anadarko Petroleum Corp.         Inc.
BioChem Pharma, Inc.            AutoZone, Inc.
Capital One Financial Corp.     Bay Networks, Inc.
Cascade Communications Corp.    Boston Chicken, Inc.
Chicago Miniature Lamp, Inc.    Compaq Computer Corp.
Danka Business Systems plc ADR  Cypress Semiconductor
ENSCO International, Inc.        Corp.
Falcon Drilling Co.             DSC Communications
First USA, Inc.                  Corp.
Genzyme Corp.-General Division  Harrah's
Green Tree Financial Corp.       Entertainment, Inc.
HFS Inc.                        Lam Research Corp.
La Quinta Inns, Inc.            Lowe's Co., Inc.
LCI International, Inc.         LSI Logic Corp.
MBNA Corp.                      Medaphis Corp.
MedPartners, Inc.               Micron Technology,
Medtronics, Inc.                 Inc.
Nike, Inc., Class B             Mobile
Noble Drilling Corp.             Telecommunications
                                 Technologies Corp.
Pacific Gateway Exchange, Inc.  Motorola, Inc.
Phycor Inc.                     Nokia Corp.
Republic Industries, Inc.       U.S. HealthCare, Inc.
Schlumberger, Ltd.              Wal-Mart Stores, Inc.
Smith International, Inc.
Starbucks Corp.
Steris Corp.
Sterling Commerce, Inc.
Tidewater, Inc.
U.S. Robotics Corp.
Vertas Sortware Corp.
West Marine, Inc.
Wisconsin Central
 Transportation Corp.

FORTIS SERIES FUND: GROWTH STOCK PORTFOLIO

THIS PORTFOLIO IS DESIGNED FOR INVESTORS WHO SEEK REWARD POTENTIAL ENTIRELY THROUGH U.S. STOCKS. IT INVESTS IN MEDIUM-SIZED GROWTH COMPANIES THAT HAVE MOVED BEYOND THE VENTURE STAGE.

REVIEW

The positive performance of the Growth Stock Portfolio in 1996 of 16.41 percent was largely attributable to the portfolio's holdings of technology stocks, which represented more than one-third of its assets during the year. Also making positive contributions were selected holdings in the healthcare, financial services and energy areas. Underlying the increase in the value of the portfolio, of course, was the very strong advance exhibited by the overall stock market, as represented by the major indices, such as the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average, of 22.98 percent and 29.49 percent, respectively.

The fact that the portfolio's gain was somewhat less than that of the major indices is a result of two factors. First, while the Growth Portfolio invests mainly in mid-sized companies, the market's leadership in 1996 was clearly among the large, multi-national companies; and, second, small and mid-sized growth stocks came under a great deal of selling pressure late in the year, erasing a portion of the gains made in the first 11 months. The recovery in most of these stocks early in 1997 would seem to imply that the selling was not done for reasons to do with company fundamentals.

OUTLOOK

Our outlook for 1997 reflects the view that economic and financial market fundamentals will be similar to those experienced in 1996. Specifically, that means an economy that is growing but not at an exuberant rate, inflation that can best be described as benign, and interest rates that should be contained within the range traced over the last several months.

As the economy slows, we must concentrate on companies that are able to sustain growth of their revenues. As a result, the portfolio continues to contain a significant number of companies arrayed across a wide range of technologies. Surveys of U.S. companies show an intention to expand the rate of spending on technology, and the growth rate of such spending by foreign corporations is significantly greater yet.

Other areas of the portfolio include low-cost providers of telecommunication services competing against the major local exchange and long-distance companies; companies providing oil and gas production equipment and services as production companies strive to meet the needs of a growing global economy; healthcare products and provider services in the struggle to contain the rising cost of care; providers of financial products and services to allow individuals to plan for the major financial requirements of their lives; and companies taking on outsourcing responsibilities for a wide range of corporate functions as companies continue to look for ways to lower costs of their products and services in a highly competitive global environment.

VALUE OF $10,000 INVESTED MARCH 24, 1987

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                            S&P 500***     GROWTH STOCK SERIES
03/24/1987                                        10,000                  10,000
87                                                 8,909                   8,639
88                                                10,407                   9,027
89                                                13,684                  12,318
90                                                13,250                  11,937
91                                                17,298                  18,323
92                                                18,624                  18,861
93                                                20,485                  20,518
94                                                20,753                  19,940
95                                                28,535                  25,456
96                                              $ 34,978                $ 29,635
GROWTH STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                                           SINCE
1 YEAR                                            5 YEAR        MARCH 24, 1987**
+16.41%                                          +10.09%                 +11.75%

                        Annual period ended December 31
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO DIVERSIFICATION BY COUNTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Japan                               22.8%
United Kingdom                      19.5%
France                              14.3%
Germany                             12.8%
Other                               10.2%
Switzerland                          5.8%
Cash Equivalents/Receivables         4.8%
Hong Kong                            3.4%
Netherlands                          3.2%
Italy                                3.2%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Hoechst AG (Denmark)                                     3.1%
 2.  British Aerospace (United Kingdom)                       3.0%
 3.  Sony Corp. (Japan)                                       2.9%
 4.  Alcatel Alsthom CIE Generale D'Electricite S.A.
     (France)                                                 2.5%
 5.  HSBC Holdings (Hong Kong)                                2.3%
 6.  Daimler Benz (Germany)                                   2.3%
 7.  Royal Dutch Petroleum Co. (Netherlands)                  2.3%
 8.  Rhone Poulenc (France)                                   2.3%
 9.  Rohm Company (Japan)                                     2.3%
10.  CIE Generale Des Eaux (France)                           2.2%

PORTFOLIO CHANGES FOR THE
PERIOD ENDED 12/31/96

ADDITIONS:                      ELIMINATIONS:
BTR plc                         DDI Corp.
B.A.T. Industries plc           ING Groep NV
Electrowatt AG                  Lloyds Abbey Life plc
Ente Naionale Idocarbuiri Spa   Nackebro Fastighets AB
Grand Metropolitan ORD          Roussel UCLAF ADR
HSBC Holdings plc               Siemens AG
INA Istituto Nazionale          Thorn Emi plc
 Assicurazioni
Metro AG
Novartis AG
Swire Pacific Ltd.

FORTIS SERIES FUND: INTERNATIONAL STOCK PORTFOLIO
(SUBADVISED BY LAZARD FRERES ASSET MANAGEMENT)

INVESTORS WILLING TO BALANCE THE RISKS AND REWARDS OF INTERNATIONAL STOCK INVESTING OFTEN SELECT THIS PORTFOLIO TO DIVERSIFY AN ESTABLISHED INVESTMENT STRATEGY. IT FOCUSES EXCLUSIVELY ON GROWTH COMPANY STOCKS OUTSIDE OF THE UNITED STATES.

REVIEW

The International Stock Portfolio, continuing to be propelled by strong stock holdings, finished the year by outperforming the Morgan Stanley Capital International Europe Asia Far East (MSCI EAFE) Index 14.02 percent to 6.64 percent. In fact, the fourth quarter provided a fitting end to another strong year as several international equity markets reached record highs. Although U.S. market performance captured much of the headlines during the year, European equities rivaled its performance. In Japan, the market closed at its year low after reaching a four-year high in June.

In 1996, investors witnessed a pivotal year for value creation by international companies. The "shareholder value" focus started in the U.S. is quickly being adopted in Europe and slowly in Japan. Investing in companies taking concrete steps in line with the interests of stockholders was a major driver of the portfolio's outperformance in 1996.

Specifically, European pharmaceutical companies continued to unlock value during the fourth quarter, and the consolidation of European banking, utility and telecommunications industries further evidenced the growing commitment to creating shareholder value.

In Japan, despite good company results a weak Japanese business outlook survey dragged its market down for the quarter and the entire year. Further behind in its restructuring curve, Japan's slow economy and austere government programs make stock picking in Japan essential. Companies that face their problems and make changes will continue to profit, especially if the Japanese economy struggles. This year was a perfect example as Japanese stock selection (Honda and Toyota, for example) was a large contributor to outperformance of the portfolio in 1996.

OUTLOOK

Looking ahead, global investors should be encouraged by attractive valuations and by the concrete steps international companies are taking to improve their return on capital and lower their cost of capital. Other important issues to watch in 1997 include the development of a common European currency (EMU), Japanese banks' willingness to write-off their bad debts, Hong Kong's transition to China, and the value of the U.S. dollar.

It's important to note that many of the same forces that drove U.S. equity returns in the past few years are now in place in foreign markets. Improving global competitiveness, better corporate returns, declining interest rates, cheaper foreign valuations, and a new equity culture bodes well for international equity outperformance in the future through value stock selection.

VALUE OF $10,000 INVESTED JANUARY 3, 1995

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                  INTERNATIONAL
                                               MSCI EAFE***        STOCK SERIES
1/3/95                                                    10,000          10,000
95                                                        11,155          11,435
96                                                       $11,896         $13,038
INTERNATIONAL STOCK SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                           SINCE
1 YEAR                                         JANUARY 3, 1995**
14.02%                                                    14.23%

                        Annual period ended December 31

Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  *  SEC defined total returns, including
     reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
*** An unmanaged index of the stocks of Europe, Australia, and the Far East.

PORTFOLIO COMPOSITION BY INDUSTRY
AS OF 12/31/96

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Telephone Services                              7.3%
Telecommunication Equipment                     4.5%
Retail - Specialty                              5.5%
Restaurants and Franchising                     3.5%
Other                                          16.1%
Health Care Services                            8.5%
Computer - Communications Equipment             8.2%
Computer - Software                            17.3%
Cash Equivalents/Receivables                   14.1%
Business Services and Supplies                 15.0%

TOP 10 HOLDINGS AS OF 12/31/96

                                                         Percent of
Stocks                                                   Net Assets
-------------------------------------------------------------------
 1.  Cisco Systems, Inc.                                      2.6%
 2.  APAC Teleservices, Inc.                                  2.5%
 3.  MFS Communications Co.                                   2.2%
 4.  Cascade Communications Corp.                             1.6%
 5.  Legato Systems, Inc.                                     1.6%
 6.  United Waste System, Inc.                                1.6%
 7.  Chicago Miniature Lamp Inc.                              1.6%
 8.  Acxiom Corp.                                             1.6%
 9.  West Marine, Inc.                                        1.6%
10.  Apollo Group, Inc. Class A                               1.6%

FORTIS SERIES FUND: AGGRESSIVE GROWTH PORTFOLIO
DESIGNED ESPECIALLY FOR THE MOST AGGRESSIVE, LONG-TERM INVESTOR WHO BELIEVES IN THE ENTREPRENEURIAL OPPORTUNITIES OF AMERICA. THIS PORTFOLIO INVESTS IN SMALLER, EMERGING GROWTH COMPANIES THAT HAVE HIGH UNIT GROWTH RATES FOR THEIR PRODUCTS OR SERVICES.
REVIEW
As we had suggested, 1996 was characterized by volatile performance. The portfolio had strong performance through mid-May, followed by significant fluctuations, both up and down. While the portfolio did provide a positive 7.6 percent return for the year, it was below that of the major market averages. Most of our largest holdings continued to show very strong fundamentals and high rates of earnings growth; however, investors' preference moved toward larger-size and safety, bringing down valuations on smaller, high-growth companies. To lessen risk and remain well-diversified, the portfolio increased the number of holdings, thereby lowering the average size of positions.
OUTLOOK
Looking ahead, we continue to focus on quality, emerging high-growth companies with a track record of success, and we believe the market will reward this type of performance in the future.
Historically, investing in smaller companies can be more volatile over the short term as a result of their higher relative valuations. We expect this tendency to continue in 1997. It is our belief that investors with patience and a longer time horizon can benefit from volatility and may be rewarded by the capital appreciation of the leading growth companies of the future.
VALUE OF $10,000 INVESTED MAY 2, 1994

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                 S&P 500***             AGGRESSIVE GROWTH SERIES
5/2/1994                                             10,000                               10,000
94                                                   10,397                                9,811
95                                                   14,297                               12,743
96                                                 $ 17,524                             $ 13,718
AGGRESSIVE GROWTH SERIES
AVERAGE ANNUAL TOTAL RETURN*
                                                      SINCE
1 YEAR                                        MAY 2, 1994**
+7.64%                                              +12.58%

                        Annual period ended December 31,
Past performance is not indicative of future performance. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This represents the performance of the Series itself, without the expenses associated with the variable annuities or variable universal life insurance policies.
  * SEC defined total returns, including reinvestment of all dividend and capital gains distributions.
 **  Date shares were first offered to the public.
***  An unmanaged index of 500 common stocks.

PORTFOLIO CHANGES FOR THE PERIOD ENDED 12/31/96

ADDITIONS:                        ELIMINATIONS:
ABR Information Services, Inc.    America Online, Inc.
AccuStaff, Inc.                   Authentic Fitness
Advanced Fibre                    Avid Tech, Inc.
 Communications                   Books-A-Million
American Eagle Outfitters, Inc.   Boston Chicken, Inc.
Apollo Group, Inc.                Cerner Corp.
Ascend Comm., Inc.                Cheesecake Factory, Inc.
Aspen Tech. Inc.                  Davidson and Associates, Inc.
Biochem Pharma                    DSC Commun Corp.
Boston Beer (The)                 FSI International
Brooks Fiber Properties, Inc.     Genesis Health Ventures, Inc.
Chicago Miniature Lamp, Inc.      Gymboree Corp.
COREstaff, Inc.                   Health Care & Retirement Corp.
Correctional Services Corp.       Healthsource, Inc.
Corrections Corp. of America      IntelCom Group, Inc.
CUC International, Inc.           Isolyser Co., Inc.
Cybercash, Inc.                   Macromedia, Inc.
CyberMedia, Inc.                  Mecon, Inc.
Falcon Drilling Co.               Medaphis Corp.
Famous Dave's of America          Micro Warehouse
Fila Holdings                     MIDCOM Communication
HCIA, Inc.                        Paradigm Technology, Inc.
HNC Software Inc.                 Quarterdeck Corp.
ICG Communications, Inc.          Spyglass Inc.
Indus Group                       StrataCom, Inc.
Infinity Financial Technology,    Summit Medical Systems, Inc.
Inc.                              Sunglass Hut International, Inc.
INSO Corp.                        Ultratech Stepper
Intermedia Communications, Inc.   Unitrode Corp.
Just for Feet, Inc.               Visioneer Inc.
L & H Speech Prod                 Xilinx, Inc.
McLeod Inc.
National Education Corp.
Pairgain Technologies, Inc.
Parexel Intl. Corp.
Percision Response Corp.
Pharm Prod Dev Inc.
Platinum Technology Corp.
Pure Atria Corp.
Quality Dining, Inc.
Rainforest Cafe, Inc.
Rational Software Corp.
Romac Intl.
Seattle Film Works, Inc.
Siebel Systems, Inc.
Snyder Communications, Inc.
Sterling Commerc Inc.
Sykes Enterprises, Inc.
Tele Tech Holdings, Inc.
Transition Systems, Inc.
Trico Marine Services Inc.
Vantive Corp.
Veritas Software Corp.
Verity Inc.
Westell Tech Inc.
Xylan Corp.

FORTIS SERIES FUND, INC.
MONEY MARKET SERIES
Schedule of Investments
December 31, 1996

SHORT-TERM INVESTMENTS-99.14%

--------------------------------------------------------------------------------
                                                                 Standard &
                                                                   Poor's
    Principal                                                      Rating                        Market
     Amount                                                     (Unaudited)     Cost (a)       Value (b)
   -----------                                                  ------------   -----------    ------------
                 BANKS-14.98%
   $2,900,000    Banc One Funding Corp., 5.43% 1-10-1997
                   (c)........................................    A1           $2,895,731     $ 2,895,731
    2,800,000    Deutsche Bank Financial Inc., 5.43%
                   1-21-1997..................................    A1+           2,791,376       2,791,376
    1,789,000    First Trust Money Market Variable Rate Time
                   Deposit, Current Rate -- 5.25%.............    A1+           1,789,000       1,789,000
    1,800,000    First Union Bank of North Carolina, 5.51%
                   1-7-1997...................................    A1            1,798,124       1,798,124
                                                                               -----------    ------------
                                                                                9,274,231       9,274,231
                                                                               -----------    ------------
                 BROKERAGE AND INVESTMENT-4.80%
    2,000,000    Merrill Lynch & Co., Inc., 5.49% 3-4-1997....    A1+           1,981,380       1,981,136
    1,000,000    Merrill Lynch & Co., Inc., 5.52% 2-11-1997...    A1+             993,758         993,758
                                                                               -----------    ------------
                                                                                2,975,138       2,974,894
                                                                               -----------    ------------
                 CAPTIVE AUTO FINANCE-8.99%
    2,600,000    Ford Motor Credit Corp., 5.64% 1-7-1997......    A1            2,597,194       2,597,194
    1,500,000    General Motors Acceptance Corp., 5.67%
                   1-27-1997..................................    A1            1,493,857       1,493,857
    1,500,000    General Motors Acceptance Corp., 5.49%
                   4-9-1997...................................    A2            1,478,179       1,477,767
                                                                               -----------    ------------
                                                                                5,569,230       5,568,818
                                                                               -----------    ------------
                 CAPTIVE EQUIPMENT FINANCE-13.50%
    3,000,000    IBM Credit Corp., 5.45% 2-11-1997............    A1            2,981,485       2,981,485
    2,800,000    John Deere Capital Corp., 5.46% 5-14-1997....    A1            2,745,283       2,743,824
    2,700,000    PACCAR Financial Co., 5.79% 6-13-1997........    A1            2,632,596       2,633,704
                                                                               -----------    ------------
                                                                                8,359,364       8,359,013
                                                                               -----------    ------------
                 CONSUMER FINANCING-17.50%
    2,800,000    American Express Credit Co., 5.47%
                   2-10-1997..................................    A1+           2,783,099       2,783,099
    2,700,000    American General Finance Corp., 5.46%
                   1-30-1997..................................    A1            2,688,075       2,688,075
    1,500,000    Beneficial Corp., 5.47% 1-16-1997............    A1            1,496,453       1,496,453
    1,900,000    Commercial Credit Corp., 5.51% 1-30-1997.....    A1            1,891,450       1,891,450
    2,000,000    Household Finance Corp., 5.47% 4-4-1997......    A1            1,972,322       1,971,852
                                                                               -----------    ------------
                                                                               10,831,399      10,830,929
                                                                               -----------    ------------
                 DIVERSIFIED FINANCE-19.26%
    3,033,000    Associates Corp. Master Variable Rate Note,
                   Current Rate -- 5.31%......................    A1+           3,033,000       3,033,000
    3,100,000    CIT Group Holdings, Inc., 5.41% 1-6-1997.....    A1            3,097,267       3,097,267
    3,000,000    General Electric Capital Corp., 5.53%
                   4-29-1997..................................    A1            2,946,946       2,946,549
    2,900,000    Prudential Funding Corp., 5.48% 5-7-1997.....    A1+           2,845,983       2,844,857
                                                                               -----------    ------------
                                                                               11,923,196      11,921,673
                                                                               -----------    ------------
                 FOOD-GROCERY, MISCELLANEOUS-6.60%
    2,500,000    Kellogg Co., 5.50% 2-5-1997(e)...............    A1+           2,486,550       2,486,550
    1,600,000    Nestle Capital Corp., 5.41% 1-14-1997........    A1            1,596,696       1,596,696
                                                                               -----------    ------------
                                                                                4,083,246       4,083,246
                                                                               -----------    ------------
                 TOBACCO-4.35%
    2,700,000    Phillip Morris Cos., Inc., 5.44% 1-13-1997...    A1            2,694,842       2,694,842
                                                                               -----------    ------------
                 UTILITIES-ELECTRIC-9.16%
    2,700,000    Central & South West Credit Corp., 5.46%
                   2-21-1997..................................    A1            2,679,213       2,679,213
    3,000,000    Wisconsin Electric Fuel Trust, 5.44%
                   1-24-1997..................................    A1+           2,989,380       2,989,380
                                                                               -----------    ------------
                                                                                5,668,593       5,668,593
                                                                               -----------    ------------
                 TOTAL SHORT-TERM INVESTMENTS (COST:
                   $61,379,239) (A)...........................                                $61,376,239
                                                                                              ------------
                                                                                              ------------

 (a) At December 31, 1996, the cost of securities for federal income tax purposes was $61,379,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation...............................................  $      0
Unrealized depreciation...............................................    (3,000)
--------------------------------------------------------------------------------
Net unrealized depreciation...........................................  $ (3,000)
--------------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Commercial paper sold within the terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These securities have been determined to be liquid under the guidelines established by the board of directors.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of U.S. dollar denominated investments in foreign securities represents 4.51% of net assets as of December 31, 1996.
 (e) Securities sold within the terms of private placement memorandums, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 4(2) security transactions. On December 17, 1996 the portfolio acquired 2,500,000 par of Kellogg due 1997 with a cost basis of $2,486,550. The value of this security at Dec. 31, 1996 is $2,486,550 which represents 4.0% of total net assets.

FORTIS SERIES FUND, INC.
U.S. GOVERNMENT SECURITIES SERIES
Schedule of Investments
December 31, 1996

U.S. GOVERNMENT SECURITIES-87.14%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL HOME LOAN MORTGAGE CORPORATION-0.75%
                  MORTGAGE BACKED SECURITIES:
   $ 1,091,573    9.50% 2016...................................   $   1,174,634    $   1,174,805
        35,109    11.25% 2015..................................          38,192           39,459
                                                                  -------------    -------------
                  TOTAL FEDERAL HOME LOAN MORTGAGE
                    CORPORATION................................       1,212,826        1,214,264
                                                                  -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-21.11%
                  MORTGAGE BACKED SECURITIES:
     1,730,281    6.00% 2011...................................       1,688,507        1,663,773
     2,784,926    6.50% 2010-2024..............................       2,750,639        2,734,248
    11,811,998    7.00% 2003-2025..............................      11,639,711       11,606,004
     8,498,740    7.50% 2023-2026..............................       8,500,918        8,496,080
       283,645    8.50% 2017...................................         290,302          293,661
       199,474    9.00% 2020-2021..............................         199,178          210,195
     1,270,809    9.75% 2020...................................       1,370,885        1,381,210
                                                                  -------------    -------------
                                                                     26,440,140       26,385,171
                                                                  -------------    -------------
                  NOTES:
     7,000,000    6.85% 2000...................................       7,000,000        7,043,022
                                                                  -------------    -------------
                  REMIC-PAC'S:
       707,261    7.50% 2019...................................         733,452          707,386
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................      34,173,592       34,135,579
                                                                  -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-15.27%
                  MORTGAGE BACKED SECURITIES:
    13,365,701    7.00% 2026...................................      12,797,164       13,077,497
     3,575,489    7.50% 2022...................................       3,582,193        3,577,724
     3,027,654    9.00% 2020...................................       3,171,467        3,190,390
     1,086,124    9.125% 2018..................................       1,111,877        1,100,671
     3,495,931    9.50% 2018-2021..............................       3,629,340        3,749,685
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      24,292,041       24,695,967
                                                                  -------------    -------------
                  OTHER DIRECT FEDERAL OBLIGATIONS-14.19%
                  FEDERAL HOME LOAN BANK:
     7,895,000    7.31% 2004...................................       7,917,916        8,222,871
                                                                  -------------    -------------
                  TENNESSEE VALLEY AUTHORITY:
    15,000,000    6.375% 2005..................................      14,354,901       14,717,040
                                                                  -------------    -------------
                  TOTAL OTHER DIRECT FEDERAL OBLIGATIONS.......      22,272,817       22,939,911
                                                                  -------------    -------------
                  OTHER GOVERNMENT AGENCIES-1.69%
                  RESOLUTION FUNDING CORPORATION:
     9,000,000    8.395% Zero Coupon Strips 2014 (d)...........       2,347,545        2,731,221
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-34.13%
                  BONDS:
     1,700,000    6.50% 2006...................................       1,728,835        1,709,562
    15,525,000    6.875% 2006..................................      15,870,731       16,005,297
     4,575,000    8.125% 2019-2021.............................       5,169,873        5,302,188
                                                                  -------------    -------------
                                                                     22,769,439       23,017,047
                                                                  -------------    -------------
                  NOTES:
     5,675,000    6.25% 2001...................................       5,736,480        5,678,547
    15,150,000    6.375% 2001..................................      15,313,117       15,235,219
    10,310,000    6.50% 2001-2005..............................      10,339,875       10,407,731
       800,000    7.00% 2006...................................         831,658          831,250
                                                                  -------------    -------------
                                                                     32,221,130       32,152,747
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      54,990,569       55,169,794
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............   $ 139,289,390    $ 140,886,736
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-11.72%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-3.27%
   $ 5,283,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.19%.............   $   5,283,000
                                                                  -------------
                  DIVERSIFIED FINANCE-2.15%
     3,481,000    Associates Corp. Master Variable Rate Note,
                    Current rate --............................       3,481,000
                                                                  -------------
                  U.S. GOVERNMENT AGENCY-6.30%
    10,200,000    Federal Home Loan Mortgage Corp., 5.44%,
                    1-15-1997..................................      10,177,305
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      18,941,305
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $158,230,695) (A)..........................   $ 159,828,041
                                                                  -------------
                                                                  -------------

 (a) At December 31, 1996, the cost of securities for federal income tax purposes was $158,645,239 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $1,816,966
Unrealized depreciation.....................................    (634,164)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,182,802
------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) The interest rate disclosed for this security represents the effective yield on the date of acquisition.

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES
Schedule of Investments
December 31, 1996

WARRANTS-0.02%

--------------------------------------------------------------------------------
                                                                              Market
    Shares                                                     Cost (b)      Value (c)
   ---------                                                   --------    -------------
               RETAIL-MISCELLANEOUS-0.02%
        500    Petro PSC Properties, L.P. (Warrants) (a)....   $18,285     $      25,000
                                                               --------    -------------

ASSET BACKED SECURITIES-25.66%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 AIRLINES-1.53%
   $1,300,000    Delta Airlines, 10.50% Pass Thru Certificate
                   4-30-2016..................................    BBB         $ 1,588,685     $   1,615,873
                                                                              ------------    -------------
                 COMMERCIAL LOANS-14.30%
    1,484,210    Chase Commercial Mortgage Securities Corp.,
                   7.60% Ser 1996-1 Class A-1 12-18-2005......    AAA           1,500,638         1,536,099
      481,347    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (f)..........    AAA             484,939           490,974
      958,306    GS MSC II Protective Life, 7.02% Ser 1996-pl
                   3-1- 2026..................................    Aaa*            958,244           965,942
      984,066    J.P. Morgan Commercial Mortgage, 6.47%
                   1996-C2 Class A 11-25-2027.................    AAA             991,145           972,081
    2,275,118    Merrill Lynch Mortgage Investors, Inc.,
                   6.788% Variable Rate Ser 1995-C3 Cl A1
                   12-26-2025.................................    AAA           2,261,707         2,265,797
    1,073,439    Merrill Lynch Mortgage Investors, Inc.,
                   6.815% Variable Rate Ser 1995-C2 Cl A1
                   6-15-2021..................................    Aaa*          1,089,709         1,091,306
    1,400,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996 Cl B 4-25-2028....................    AA            1,364,978         1,417,937
    1,000,000    Midland, 7.76% Ser 1996-C1-B 7-25-2008.......    AA            1,009,860         1,035,664
      600,000    Morgan Stanley Capital, Inc., 6.586% Series
                   1996WF1 B Tranche 11-15-2028...............    AA              575,017           577,031
    1,650,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MCI-B 2-15-2006.......................    AA+           1,666,436         1,727,988
    2,000,000    Nationslink Funding Corp., 7.515% Ser 1996-1
                   Class A2 7-20-2005.........................    AAA           2,002,389         2,051,875
      972,821    Nationslink Funding Corp., 7.533% Ser 1996-1
                   Class A1 9-20-2002.........................    AAA             981,759         1,000,638
                                                                              ------------    -------------
                                                                               14,886,821        15,133,332
                                                                              ------------    -------------
                 MANUFACTURED HOMES-5.48%
    1,800,000    Green Tree Financial Corp., 7.20% Ser 1993-4
                   Class B1 1-15-2019.........................    Baa3*         1,787,102         1,788,469
    1,500,000    Green Tree Financial Corp., 7.65% Sr Sub Pass
                   Thru Certificate Ser 1994-1 Cl A5
                   4-15-2019..................................    Aa2*          1,494,141         1,536,753
    2,500,000    Oakwood Mortgage Investors, Inc., 7.10% Ser
                   1995-A Cl A3 9-15-2020.....................    AAA           2,497,656         2,477,200
                                                                              ------------    -------------
                                                                                5,778,899         5,802,422
                                                                              ------------    -------------
                 MISCELLANEOUS-0.50%
      526,571    Fifth Third Bank Auto Trust 1996-B-B, 6.70%
                   3-15-2002..................................    A               526,216           530,768
                                                                              ------------    -------------
                 MULTI-FAMILY LOANS-3.85%
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-12 Class B1 9-18-2003.................    NR            1,473,750         1,528,325
    2,150,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-4 Cl A2 4-18-2001                         A             2,188,255         2,219,374
      444,198    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.231% Ser 1996-1 Cl A
                   Principal Only 1-1-2033 (f)(g).............    Baa*            323,046           323,154
                                                                              ------------    -------------
                                                                                3,985,051         4,070,853
                                                                              ------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                $26,765,672     $  27,153,248
                                                                              ------------    -------------
                                                                              ------------    -------------

CORPORATE BONDS-INVESTMENT GRADE-21.41%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 AEROSPACE AND EQUIPMENT-0.96%
   $1,000,000    Lockheed Martin Corp., 7.25% Note
                   5-15-2006..................................    BBB+        $   999,101     $   1,015,753
                                                                              ------------    -------------
                 BANKS-3.38%
    1,500,000    ANZ Banking Group Ltd., 7.55% 9-15-2006......    A+            1,497,766         1,550,730
    2,000,000    Capital One Bank, 7.15% 9-15-2006............    BBB-          1,999,081         2,025,470
                                                                              ------------    -------------
                                                                                3,496,847         3,576,200
                                                                              ------------    -------------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 BROKERAGE AND INVESTMENT-1.98%
   $1,500,000    Lehman Brothers Holdings, 8.50% Note
                   5-1-2007...................................    A           $ 1,589,856     $   1,608,483
      500,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......    BBB             499,091           488,247
                                                                              ------------    -------------
                                                                                2,088,947         2,096,730
                                                                              ------------    -------------
                 CHEMICALS-0.46%
      500,000    Lyondell Petrochemical, 7.55% Note
                   2-15-2026..................................    BBB-            465,101           482,308
                                                                              ------------    -------------
                 CONTAINERS AND PACKAGING-1.85%
    2,000,000    Crown Cork & Seal Co. Inc., 7.375%
                   12-15-2026.................................    BBB+          1,975,989         1,961,328
                                                                              ------------    -------------
                 ENERGY-3.74%
    1,500,000    NGC Corp., 7.625% 10-15-2026.................    BBB+          1,492,844         1,528,263
    2,500,000    Transcontinental Gas Pipeline, 7.25%
                   12-1-2026..................................    BBB           2,495,753         2,434,325
                                                                              ------------    -------------
                                                                                3,988,597         3,962,588
                                                                              ------------    -------------
                 FOOD-GROCERY, MISCELLANEOUS-1.39%
    1,500,000    CPC International, Inc., 7.25% Deb
                   12-15-2026.................................    A+            1,494,917         1,475,426
                                                                              ------------    -------------
                 HEALTH CARE SERVICES-2.38%
    1,000,000    Columbia/HCA Healthcare, 7.69% Note
                   6-15-2025..................................    A-            1,013,183         1,026,253
    1,500,000    Medpartners, Inc., 7.375% Sr Note
                   10-1-2006..................................    BBB           1,487,542         1,494,204
                                                                              ------------    -------------
                                                                                2,500,725         2,520,457
                                                                              ------------    -------------
                 MEDIA-1.00%
    1,000,000    News America Holdings, Inc., 8.875% Sr Note
                   4-26-2023..................................    BBB             992,005         1,056,215
                                                                              ------------    -------------
                 PAPER-1.41%
    1,000,000    Champion International, Inc., 7.20%
                   11-1-2026..................................    BBB             999,431           990,886
      520,000    Champion International, Inc., 7.35% Deb
                   11-1-2025..................................    BBB             517,150           499,405
                                                                              ------------    -------------
                                                                                1,516,581         1,490,291
                                                                              ------------    -------------
                 REAL ESTATE-INVESTMENT TRUST-0.97%
    1,000,000    Meditrust, 7.82% Note 9-10-2026..............    BBB-          1,000,000         1,029,063
                                                                              ------------    -------------
                 SUPRANATIONAL-0.95%
    1,000,000    Corp Andina De Formento, 7.10% Yankee Bond
                   2-1-2003...................................    BBB+            999,409         1,004,313
                                                                              ------------    -------------
                 TELECOMMUNICATIONS-0.94%
    1,000,000    360 Communications Corp., 7.50% Sr Note
                   3-1-2006...................................    BBB-            997,822           992,088
                                                                              ------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                $22,516,041     $  22,662,760
                                                                              ------------    -------------
                                                                              ------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-13.24%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 BROADCASTING-0.48%
   $  500,000    Sinclair Broadcasting, Inc., 10.00% Sr Sub
                   Note 9-30-2005.............................    B           $   500,000     $     509,375
                                                                              ------------    -------------
                 CABLE TELEVISION-2.76%
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................    B             1,014,992         1,035,000
      500,000    Century Communications, Inc., 9.50% Sr Note
                   3-1-2005...................................    BB-             519,894           510,000
      500,000    Groupe Videotron, 10.625% Sr Note
                   2-15-2005..................................    BB+             525,214           551,250
      500,000    Telewest plc, 11.00% Sr Disc Deb 10-1-2007
                   (Zero coupon until 10-1-2000, thereafter
                   11.00%) (e)................................    BB              335,757           347,500
      500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................    B-              488,834           485,000
                                                                              ------------    -------------
                                                                                2,884,691         2,928,750
                                                                              ------------    -------------

FORTIS SERIES FUND, INC.
DIVERSIFIED INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 ENERGY-0.51%
   $  500,000    Mesa Operating Co., 10.625% Sr Note
                   7-1-2006...................................    B           $   504,853     $     541,250
                                                                              ------------    -------------
                 FOOD-MISCELLANEOUS-1.01%
    1,000,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........    B+            1,000,000         1,065,000
                                                                              ------------    -------------
                 HEALTH CARE SERVICES-0.52%
      500,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................    B+              533,251           552,500
                                                                              ------------    -------------
                 HOTEL AND MOTEL-0.99%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................    BB-           1,012,315         1,043,750
                                                                              ------------    -------------
                 LEISURE TIME-AMUSEMENTS-0.94%
    1,000,000    Trump Atlantic City Associates, 11.25% First
                   Mtg Bond 5-1-2006..........................    BB-             983,827           990,000
                                                                              ------------    -------------
                 STEEL AND IRON-1.54%
    1,000,000    AK Steel Corp., 10.75% Sr Note 4-1-2004......    BB-           1,096,250         1,092,500
      500,000    Algoma Steel, Inc., 12.375% First Mortgage
                   Note 7-15-2005.............................    B               526,101           537,500
                                                                              ------------    -------------
                                                                                1,622,351         1,630,000
                                                                              ------------    -------------
                 TECHNOLOGY-0.99%
    1,000,000    Computervision Corp., 11.375% Sr Sub Note
                   8-15-1999..................................    B-            1,033,750         1,045,000
                                                                              ------------    -------------
                 TELECOMMUNICATIONS-3.50%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (e)....    NR              599,487           590,000
    1,000,000    Nextlink Communications, L.L.C., 12.50% Sr
                   Note 4-15-2006.............................    NR            1,000,000         1,072,500
    1,000,000    Paging Network, Inc., 10.125% Sr Sub Note
                   8-1-2007...................................    B             1,041,478         1,023,750
      500,000    Sprint Spectrum L.P., 12.50% Sr Disc Note
                   8-15-2006 (Zero coupon through 8-15-2001,
                   12.50% thereafter) (e).....................    B+              321,273           336,250
    1,000,000    Teleport Communications, 11.125% Sr Disc Deb
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (e)....................    B               618,245           685,000
                                                                              ------------    -------------
                                                                                3,580,483         3,707,500
                                                                              ------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                $13,655,521     $  14,013,125
                                                                              ------------    -------------
                                                                              ------------    -------------

U.S. GOVERNMENT SECURITIES-39.34%

--------------------------------------------------------------------------------
    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-14.20%
                 MORTGAGE BACKED SECURITIES:
   $  961,267    6.00% 2011...................................   $     938,057    $     924,318
    1,808,324    6.50% 2010...................................       1,792,219        1,775,548
    4,834,094    7.00% 2025...................................       4,761,834        4,729,856
    2,582,482    7.50% 2022-2026..............................       2,615,253        2,581,674
                                                                 -------------    -------------
                                                                    10,107,363       10,011,396
                                                                 -------------    -------------
                 NOTE:
    2,000,000    6.85% 2000...................................       2,000,000        2,012,292
                                                                 -------------    -------------
                 REMIC-PAC:
    3,000,000    7.00% Trust #1192-49H Busted PAC 2020........       2,892,344        3,004,200
                                                                 -------------    -------------
                 TOTAL FEDERAL NATIONAL MORTGAGE
                   ASSOCIATION................................      14,999,707       15,027,888
                                                                 -------------    -------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-7.67%
                 MORTGAGE BACKED SECURITIES:
    2,145,293    7.50% 2022...................................       2,149,316        2,146,634
    3,260,550    9.00% 2020...................................       3,415,426        3,435,805
    1,026,077    9.125% Fleet Mortgage Securities Ser 1989-3
                   Class D 2018 (GNMA Backed).................       1,040,783        1,039,820

--------------------------------------------------------------------------------

    Principal                                                                        Market
     Amount                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
   $1,399,561    9.50% 2019...................................   $   1,452,554    $   1,498,458
                                                                 -------------    -------------
                                                                     8,058,079        8,120,717
                                                                 -------------    -------------
                 TOTAL GOVERNMENT NATIONAL MORTGAGE
                   ASSOCIATION................................       8,058,079        8,120,717
                                                                 -------------    -------------
                 U.S. TREASURY SECURITIES-17.47%
                 BONDS:
    5,000,000    6.50% 2006...................................       5,071,194        5,028,125
    3,000,000    6.75% 2026...................................       3,066,917        3,020,625
      445,000    6.875% 2006..................................         454,269          458,767
    1,350,000    8.125% 2021..................................       1,573,822        1,566,000
                                                                 -------------    -------------
                                                                    10,166,202       10,073,517
                                                                 -------------    -------------
                 NOTES:
    5,700,000    7.00% 2006...................................       5,958,458        5,922,653
      930,000    7.50% 1999...................................         959,541          964,584
    1,400,000    7.875% 2004..................................       1,493,580        1,527,750
                                                                 -------------    -------------
                                                                     8,411,579        8,414,987
                                                                 -------------    -------------
                 TOTAL U.S. TREASURY SECURITIES...............      18,577,781       18,488,504
                                                                 -------------    -------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $  41,635,567    $  41,637,109
                                                                 -------------    -------------
                                                                 -------------    -------------
                 TOTAL LONG-TERM INVESTMENTS..................   $ 104,591,086    $ 105,491,242
                                                                 -------------    -------------
                                                                 -------------    -------------

SHORT-TERM INVESTMENTS-0.20%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                       Value (c)
   ---------                                                   -------------
               BANKS-0.20%
   $209,000    First Trust Money Market Variable Rate Time
                 Deposit, Current rate -- 5.25%.............   $     209,000
                                                               -------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $104,800,086) (b)..........................   $ 105,700,242
                                                               -------------
                                                               -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $104,814,230 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $1,396,129
Unrealized depreciation.....................................    (510,117)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $  886,012
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.77% of net assets as of December 31, 1996.
 (e) The interest rate disclosed for these securities represents the effective yields on the date of acquisition.
 (f) Securities sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These Investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions: On May 17, 1996 the portfolio acquired 481,347 par DLJ Mortgage Acceptance Corp. due 2028 with a cost basis of $484,939 on December 31, 1996. On March 7, 1996 the portfolio acquired 444,198 par of Fund America Structured Transactions due 2033 with a cost basis of $323,046 on December 31, 1996. The value of these securities at December 31, 1996, is $814,128 which represents .77% of total net assets.
 (g) The interest rate disclosed for principal only strips represent effective yields at December 31, 1996, based upon future cash flows. This investment has been identified by portfolio management as an illiquid security. The aggregate value of this security at December 31, 1996 is $323,154 which represents .31% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL BOND SERIES
Schedule of Investments
December 31, 1996

LONG-TERM FOREIGN BONDS-INVESTMENT GRADE-75.11%

--------------------------------------------------------------------------------
                                                                     Standard
                                                                     & Poor's
      Principal                                                       Rating                         Market
     Amount (d)                                                     (Unaudited)   Cost (a)(d)     Value (b)(d)
   ---------------                                                  -----------   ------------    ------------
                     AUSTRALIA-1.68%
   $       200,000   Australian Government (Australian Dollar),
                       6.75% 11-15-2006...........................    AAA         $   158,410     $   152,116
           200,000   Australian Government (Australian Dollar),
                       10.00% 10-15-2007..........................    AAA             187,792         188,167
                                                                                  ------------    ------------
                                                                                      346,202         340,283
                                                                                  ------------    ------------
                     AUSTRIA-3.70%
           700,000   Republic of Austria (US Dollar), 7.875%
                       3-26-2002..................................    AAA             739,173         747,250
                                                                                  ------------    ------------
                     CANADA-11.02%
         1,200,000   Canadian Government (Canadian Dollar), 7.00%
                       9-1-2001...................................    AA+             959,475         929,776
         1,650,000   Canadian Government (Canadian Dollar), 7.50%
                       3-1-2001...................................    AAA           1,338,709       1,298,979
                                                                                  ------------    ------------
                                                                                    2,298,184       2,228,755
                                                                                  ------------    ------------
                     DENMARK-16.84%
         4,050,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................    AAA             732,421         762,090
         2,400,000   Kingdom of Denmark (Danish Krone), 8.00%
                       3-15-2006..................................    AAA             451,204         447,541
        11,700,000   Kingdom of Denmark (Danish Krone), 8.00%
                       5-15-2003..................................    AAA           2,119,078       2,197,033
                                                                                  ------------    ------------
                                                                                    3,302,703       3,406,664
                                                                                  ------------    ------------
                     GERMANY-9.27%
         1,000,000   Bundesobl.V.95/oos.116 STV (German
                       Deutschemark), 5.75% 8-22-2000.............    Aaa*            694,206         679,835
           880,000   Deutsche Ausgleichsbank (German
                       Deutschemark), 6.375% 11-7-2002............    AAA             624,040         603,851
           860,000   Landeskreditbank Baden-Wurttemberg (German
                       Deutschemark), 6.625% 8-20-2003............    AAA             614,091         591,522
                                                                                  ------------    ------------
                                                                                    1,932,337       1,875,208
                                                                                  ------------    ------------
                     ITALY-7.60%
     2,130,000,000   Buoni Poliennali Del Tesoro (Italian Lira),
                       9.50% 2-1-2001.............................    AAA           1,441,600       1,538,279
                                                                                  ------------    ------------
                     JAPAN-3.04%
        18,000,000   International Bank Reconstruction &
                       Development (Japanese Yen), 4.50%
                       6-20-2000..................................    Aaa*            183,928         172,234
        18,000,000   International Bank Reconstruction &
                       Development (Japanese Yen), 5.25%
                       3-20-2002..................................    AAA             191,207         181,345
        25,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................    Aaa*            280,254         261,830
                                                                                  ------------    ------------
                                                                                      655,389         615,409
                                                                                  ------------    ------------
                     NETHERLANDS-3.37%
         1,100,000   Dutch Government (Dutch Guilders), 6.50%
                       4-15-2003..................................    NR              679,529         681,086
                                                                                  ------------    ------------
                     SPAIN-10.35%
       224,000,000   Spanish Government (Spanish Peseta), 10.50%
                       10-30-2003.................................    NR            2,079,034       2,093,536
                                                                                  ------------    ------------
                     UNITED KINGDOM-4.69%
           500,000   United Kingdom Treasury (British Pound),
                       8.75% 8-25-2017............................    Aaa*            891,043         949,504
                                                                                  ------------    ------------
                     UNITED STATES-3.55%
           650,000   General Electric Capital Corp., 8.125%
                       2-23-2007..................................    AAA             708,375         717,438
                                                                                  ------------    ------------
                     TOTAL LONG-TERM FOREIGN BONDS - INVESTMENT
                       GRADE......................................                $15,073,569     $15,193,412
                                                                                  ------------    ------------
                                                                                  ------------    ------------

U.S. GOVERNMENT SECURITIES-17.09%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (d)                                                    Cost (a)(d)     Value (b)(d)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-17.09%
                 BONDS:
   $  400,000    6.50% 2026...................................   $   402,185     $   392,500
      400,000    8.125% 2019..................................       459,286         462,250
                                                                 ------------    ------------
                                                                     861,471         854,750
                                                                 ------------    ------------

--------------------------------------------------------------------------------

    Principal                                                                       Market
   Amount (d)                                                    Cost (a)(d)     Value (b)(d)
   -----------                                                   ------------    ------------
                 NOTES:
   $  500,000    7.00% 2006...................................   $   512,638     $   519,531
    1,990,000    7.75% 2000...................................     2,115,168       2,082,658
                                                                 ------------    ------------
                                                                   2,627,806       2,602,189
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............   $ 3,489,277     $ 3,456,939
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $18,562,846     $18,650,351
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-6.89%

--------------------------------------------------------------------------------
    Principal                                                       Market
   Amount (d)                                                    Value (b)(d)
   -----------                                                   ------------
                 U.S. TREASURY BILLS - 4.92%
   $1,000,000    U.S. Treasury Bill, 4.83% 2-6-1997...........   $   995,036
                                                                 ------------
                 INVESTMENT COMPANY - 1.97%
      398,117    First American Institutional Government Fund,
                   Current rate -- 5.10%......................       398,117
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     1,393,153
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $19,955,999) (a)...........................   $20,043,504
                                                                 ------------
                                                                 ------------

 (a) At December 31, 1996, the cost of securities for federal income tax purposes was $19,955,999 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $   306,195
Unrealized depreciation.....................................     (218,690)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $    87,505
-------------------------------------------------------------------------

 (b) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (c) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (d) Cost and market value is stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS AND WARRANTS-0.33%

--------------------------------------------------------------------------------
                                                                             Market
   Shares                                                    Cost (b)      Value (c)
   -------                                                   ---------    ------------
             APPAREL-0.00%
      250    Hosiery Corp. of America, Class A (a)(f).....   $  4,230     $     1,375
                                                             ---------    ------------
             CABLE TELEVISION-0.01%
    2,500    American Telecasting, Inc. (Warrants) (a)....      5,000           2,500
      500    People's Choice T.V. Corp. (Warrants)
               (a)(f).....................................      5,660             500
                                                             ---------    ------------
                                                               10,660           3,000
                                                             ---------    ------------
             CONSUMER GOODS-0.00%
      200    Chattem, Inc. (Warrants) (a)(f)..............      2,546             700
                                                             ---------    ------------
             RETAIL-MISCELLANEOUS-0.03%
      250    Petro PSC Properties, L.P. (Warrants) (a)....      9,142          12,500
                                                             ---------    ------------
             TELECOMMUNICATIONS-0.29%
    1,000    American Communications Services, Inc.
               (Warrants) (a)(f)..........................     45,700          85,000
    3,300    Clearne Communications, Inc. (Warrants)......     42,075          29,700
      500    Hyperion Telecom (Warrants)..................      1,998          10,000
                                                             ---------    ------------
                                                               89,773         124,700
                                                             ---------    ------------
             TOTAL COMMON STOCKS AND WARRANTS.............   $116,351     $   142,275
                                                             ---------    ------------
                                                             ---------    ------------

CORPORATE BONDS-NON-INVESTMENT GRADE-87.96%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)       Value (c)
   -----------                                                  -----------   ------------    ------------
                 AEROSPACE AND EQUIPMENT-0.63%
   $  250,000    K & F Industries, Inc., 11.875% Sr Secured
                   Note 12-01-2003............................    B+          $   235,500     $   268,750
                                                                              ------------    ------------
                 AIRLINES-2.39%
      500,000    U.S. Air, Inc., 10.00% Sr Note 7-1-2003......    CCC+            470,048         500,000
      500,000    U.S. Air, Inc., 10.375% Pass Thru Certificate
                   3-1-2013...................................    B+              466,250         517,500
                                                                              ------------    ------------
                                                                                  936,298       1,017,500
                                                                              ------------    ------------
                 AUTOMOBILE AND MOTOR VEHICLE PARTS-3.42%
      500,000    CSK Auto, Inc., 11.00% Sr Sub Note 11-1-2006
                   (f)........................................    B-              500,000         515,000
      500,000    Exide Corp., 11.564% Sr Disc Note 12-15-2004
                   (Zero coupon through 12-15-97, thereafter
                   12.25%) (e)................................    B               461,095         455,000
      500,000    J.B. Poindexter & Co., 12.50% Sr Note
                   5-15-2004..................................    B-              485,339         487,500
                                                                              ------------    ------------
                                                                                1,446,434       1,457,500
                                                                              ------------    ------------
                 BROADCASTING-6.09%
      250,000    Commodore Media, Inc., 12.71% Sr Sub Note
                   5-1-2003...................................    NR              238,167         260,000
      500,000    JACOR Communications Co., 9.75% Sr Sub Note
                   12-15-2006.................................    B               500,000         510,625
      500,000    Paxson Communications Corp., 11.625% Sr Sub
                   Note 10-1-2002.............................    B-              512,265         522,500
      500,000    SFX Broadcasting, 10.75% Sr Sub Note
                   5-15-2006..................................    B-              515,000         528,750
      500,000    Sinclair Broadcasting, 10.00% Sr Sub Note
                   9-30-2005..................................    B               500,000         509,375
      250,000    Spanish Broadcasting Systems, Inc., 11.52% Sr
                   Note 6-15-2002 (7.50% coupon through
                   6-15-1997, thereafter 12.50%) (e)..........    B               255,245         263,125
                                                                              ------------    ------------
                                                                                2,520,677       2,594,375
                                                                              ------------    ------------
                 CABLE TELEVISION-11.82%
    1,000,000    Adelphia Communications Corp., 12.50% Sr Note
                   5-15-2002..................................    B             1,014,927       1,025,000
    1,000,000    Australis Media Ltd., 14.00% Sr Sub Disc Note
                   5-15-2003..................................    NR              618,364         560,000
      500,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................    B               507,497         517,500
      500,000    Groupe Videotron, 10.625% Sr Note
                   2-15-2005..................................    BB+             525,214         551,250
      250,000    Lodgenet Entertainment, 10.25% Sr Note
                   12-15-2006 (f).............................    B               250,000         250,625
      500,000    Olympus Communication L.P., 10.625% Sr Note
                   11-15-2006 (f).............................    B               500,000         511,875
    1,000,000    People's Choice T.V. Corp., 13.33% Sr Disc
                   Note 6-1-2004 (Zero coupon until 6-1-2000,
                   thereafter 13.125%) (e)....................    CCC+            622,900         420,000
    1,000,000    United International Holdings, Inc., 14.00%
                   Zero Coupon Sr Secured Disc Note Ser B
                   11-15-1999 (e).............................    B-              692,144         710,000

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)       Value (c)
   -----------                                                  -----------   ------------    ------------
   $  500,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................    B-          $   517,165     $   485,000
                                                                              ------------    ------------
                                                                                5,248,211       5,031,250
                                                                              ------------    ------------
                 CHEMICALS-5.18%
      500,000    Agricultural Minerals & Chemicals, 10.75% Sr
                   Note 9-30-2003.............................    B+              526,164         547,500
      500,000    LaRoche Industries, Inc., 13.00% Sr Sub Note
                   8-15-2004..................................    B               537,285         532,500
    1,000,000    Sterling Chemical Holdings, 12.32% Sr Disc
                   Note 8-15-2008 (Zero coupon through
                   8-15-2001, thereafter 13.50%) (e)..........    B+              600,869         585,000
      500,000    Terra Industries, 10.50% Sr Note 6-15-2005...    B+              530,610         545,000
                                                                              ------------    ------------
                                                                                2,194,928       2,210,000
                                                                              ------------    ------------
                 CONSUMER GOODS-2.16%
      250,000    Chattem, Inc., 12.75% Sr Sub Note Ser B
                   6-15-2004..................................    B-              259,147         260,000
      600,000    Samsonite Corp., 11.125% Sr Sub Note
                   7-15-2005..................................    B-              656,846         660,000
                                                                              ------------    ------------
                                                                                  915,993         920,000
                                                                              ------------    ------------
                 CONTAINERS AND PACKAGING-2.17%
      915,000    Silgan Holdings Corp., 13.25% Sr Disc Deb
                   12-15-2002.................................    B-              921,844         921,863
                                                                              ------------    ------------
                 ENERGY-5.03%
      500,000    Benton Oil & Gas, 11.625% Sr Note 5-1-2003...    NR              527,005         550,000
      500,000    Costilla Energy, 10.25% Sr Note 10-1-2006....    B               500,000         525,625
      500,000    Mesa Operating Co., 10.625% Sr Note
                   7-1-2006...................................    B               500,000         541,250
      500,000    National Energy Group, Inc., 10.75% Sr Note
                   11-1-2006 (f)..............................    NR              500,619         525,000
                                                                              ------------    ------------
                                                                                2,027,624       2,141,875
                                                                              ------------    ------------
                 FINANCE COMPANIES-0.93%
      250,000    Dollar Financial Group, Inc., 10.875% Sr Note
                   11-15-2006 (f).............................    B+              250,000         257,500
      125,000    Homeside, Inc., 11.25% Sr Secured Second
                   Priority Note 5-15-2003....................    B+              125,000         139,375
                                                                              ------------    ------------
                                                                                  375,000         396,875
                                                                              ------------    ------------
                 FOOD-MISCELLANEOUS-1.85%
      250,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........    B+              248,125         266,250
      500,000    International Home Foods, 10.375% Sr Sub Note
                   11-1-2006 (f)..............................    B-              500,000         520,000
                                                                              ------------    ------------
                                                                                  748,125         786,250
                                                                              ------------    ------------
                 HEALTH CARE SERVICES-3.73%
      500,000    Abbey Healthcare Group, 9.50% Sr Sub Note
                   11-1-2002..................................    BB+             526,250         522,500
      500,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................    B+              553,189         552,500
      500,000    Unison Healthcare Corp., 12.25% Sr Note
                   11-1-2006 (f)..............................    B               500,000         512,500
                                                                              ------------    ------------
                                                                                1,579,439       1,587,500
                                                                              ------------    ------------
                 HOTEL AND MOTEL-1.23%
      500,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................    BB-             484,470         521,875
                                                                              ------------    ------------
                 HOUSING-2.41%
      500,000    MDC Holdings, Inc., 11.125% Note
                   12-15-2003.................................    NR              479,976         502,500
      500,000    NVR, Inc., 11.00% Sr Note 4-15-2003..........    B               500,938         522,500
                                                                              ------------    ------------
                                                                                  980,914       1,025,000
                                                                              ------------    ------------
                 INDUSTRIAL-1.22%
      250,000    Amtrol Acquisition, Inc., 10.625% Sr Sub Note
                   12-31-2006 (f).............................    B-              250,000         257,500
      250,000    Spinnaker Industries, Inc., 10.75% Sr Secured
                   Note 10-15-2006 (f)........................    B               250,000         260,000
                                                                              ------------    ------------
                                                                                  500,000         517,500
                                                                              ------------    ------------
                 LEISURE TIME-AMUSEMENTS-6.46%
    1,000,000    Mohegan Tribal Gaming, 13.50% Sr Note
                   11-15-2002.................................    NR            1,239,352       1,320,000
      500,000    Stuart Entertainment, 12.50% Sr Sub Note
                   11-15-2004 (f).............................    B-              501,865         508,750
      400,000    Trump Atlantic City Associates, 11.25% First
                   Mtg Bond 5-1-2006..........................    BB-             387,062         396,000
      500,000    United Artists, 11.50% Sr Secured Note
                   5-1-2002...................................    BB-             529,284         526,250
                                                                              ------------    ------------
                                                                                2,657,563       2,751,000
                                                                              ------------    ------------

FORTIS SERIES FUND, INC.
HIGH YIELD SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

CORPORATE BONDS-NON-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)       Value (c)
   -----------                                                  -----------   ------------    ------------
                 MACHINERY-SPECIALTY-0.60%
   $  250,000    Goss Graphic Systems, Inc., 12.00% Sr Sub
                   Note 10-15-2006............................    B           $   250,000     $   257,500
                                                                              ------------    ------------
                 OIL-CRUDE PETROLEUM AND GAS-1.24%
      500,000    Flores & Rucks, 9.75% Sr Sub Note
                   10-1-2006..................................    B-              508,624         528,750
                                                                              ------------    ------------
                 PUBLISING-1.56%
    1,000,000    Marvel (Parent) Holdings, Inc., 14.46% Sr
                   Secured Zero Coupon Discount Note 4-15-1998
                   (a)(e).....................................    C               837,727         140,000
      500,000    Petersen Publishing, 11.125% Sr Sub Note
                   11-15-2006 (f).............................    B-              500,000         522,500
                                                                              ------------    ------------
                                                                                1,337,727         662,500
                                                                              ------------    ------------
                 RETAIL-GROCERY-2.54%
      500,000    Grand Union Co., 12.00% Sr Note 9-1-2004.....    B-              496,345         530,000
      500,000    Smith's Food & Drug Centers, Inc., 11.25% Sr
                   Sub Note 5-15-2007.........................    B-              512,917         552,500
                                                                              ------------    ------------
                                                                                1,009,262       1,082,500
                                                                              ------------    ------------
                 STEEL AND IRON-2.42%
      250,000    Algoma Steel, Inc., 12.375% First Mortgage
                   Note 7-15-2005.............................    B               257,408         268,750
      250,000    Bar Technologies, Inc., 13.50% Sr Secured
                   Note 4-1-2001..............................    B-              250,000         253,750
      500,000    Weirton Steel Corp., 11.375% Sr Notes
                   7-1-2004...................................    NR              502,491         510,000
                                                                              ------------    ------------
                                                                                1,009,899       1,032,500
                                                                              ------------    ------------
                 TECHNOLOGY-1.23%
      500,000    Computervision Corp., 11.375% Sr Sub Note
                   8-15-1999..................................    B-              449,563         522,500
                                                                              ------------    ------------
                 TELECOMMUNICATIONS-20.67%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (e)....    NR              585,961         590,000
      750,000    Brooks Fiber Properties, 10.356% Sr Disc Note
                   3-1-2006 (Zero Coupon until 3-1-2001,
                   thereafter 10.875%) (e)....................    NR              502,500         500,625
      250,000    Brooks Fiber Properties, Inc., 11.093% Sr
                   Disc Note 11-1-2006 (Zero coupon through
                   11-1-2001, thereafter 11.875%) (e)(f)......    NR              152,927         159,375
      500,000    Call-Net Enterprises, Inc., 10.74% Sr Disc
                   Note 12-1-2004 (Zero coupon until
                   12-1-1999, thereafter 13.25%) (e)..........    B+              396,816         410,000
      500,000    Cellular Communications, Inc., 11.96% Zero
                   Coupon Note 8-15-2000 (e)..................    CCC+            333,593         346,250
    1,000,000    Echostar Communications, Inc., 11.34% Sr Disc
                   Note 6-1-2004 (Zero Coupon through
                   6-1-1999, thereafter 12.875%) (e)..........    B               809,112         827,500
      500,000    Fonorola, Inc., 12.50% Sr Secured Note
                   8-15-2002..................................    B+              517,637         547,500
      500,000    Globo Communicacoes e Participacoes Ltda.,
                   10.50% Private Placement 10-20-2006 (f)....    NR              497,210         503,125
      100,000    GST Telecommunications, Inc., 13.875% Sr
                   Conv. Disc Note 12-15-2005 (Zero coupon
                   until 12-15-2000, thereafter 13.875%)
                   (e)(f).....................................    NR               77,831          65,000
      800,000    GST Telecommunications, Inc., 13.875% Sr Disc
                   Note 12-15-2005 (Zero coupon until
                   12-15-2000, thereafter 13.875%) (e)........    NR              460,183         488,000
      500,000    Hyperion Communcations, Inc.,13.00% Sr Disc
                   Note 4-15-2003 (Zero coupon until
                   4-15-2001, thereafter13.00%) (e)...........    NR              289,905         283,750
      500,000    IXC Communications, Inc., 12.50% Sr Note
                   10-1-2005..................................    NR              530,469         550,000
      250,000    Mobile Telecommunications, 13.50% Sr Note
                   12-15-2002.................................    B-              250,623         250,625
    1,000,000    Nextel Communications, 13.422% Sr Disc Note
                   8-15-2004 (Zero coupon through 2-15-1999,
                   thereafter 9.75%) (e)......................    CCC-            665,398         681,250
      500,000    Nextlink Communications, L.L.C., 12.50% Sr
                   Note 4-15-2006.............................    NR              500,000         536,250
      500,000    Paging Network, Inc., 10.125% Sr Sub Note
                   8-1-2007...................................    B               506,250         511,875
      500,000    Sprint Spectrum L.P., 11.00% Sr Note
                   8-15-2006..................................    B+              541,250         541,250
      500,000    Western Wireless, 10.50% Sr Sub Note
                   2-1-2007...................................    B-              500,000         521,875
    1,000,000    Wireless One, Inc., 13.463% Sr Disc Note
                   8-1-2006 (Zero coupon through 8-1-2001,
                   thereafter 13.50%) (and warrants) (e)......    B-              546,272         485,000
                                                                              ------------    ------------
                                                                                8,663,937       8,799,250
                                                                              ------------    ------------
                 WASTE DISPOSAL-0.98%
      375,000    Norcal Waste Systems, Inc., 13.00% Increasing
                   Rate Sr Note 11-15-2005 (e)................    BB-             369,323         416,250
                                                                              ------------    ------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                $37,371,355     $37,450,863
                                                                              ------------    ------------
                                                                              ------------    ------------

U.S. GOVERNMENT SECURITIES-6.10%

--------------------------------------------------------------------------------
    Principal                                                                       Market
     Amount                                                        Cost (b)       Value (c)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-6.10%
                 NOTES:
   $2,500,000    7.00% 2006...................................   $ 2,616,993     $ 2,597,655
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $40,104,699     $40,190,793
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-5.04%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-2.12%
   $  903,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.25%.............   $   903,000
                                                                 ------------
                 DIVERSIFIED FINANCE-2.92%
    1,242,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.31%......................     1,242,000
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,145,000
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $42,249,699) (b)...........................   $42,335,793
                                                                 ------------
                                                                 ------------

 (a) Presently non-income producing. For corporate debt securities items identified are in default as to payment of interest and/or prinicpal.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $42,252,318 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 1,255,391
Unrealized depreciation.....................................   (1,151,916)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $   103,475
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.67% of net assets as of December 31, 1996.
 (e) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (f) Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following Section 144A security transactions:

  DATE ACQUIRED     SHARES/PAR                      SECURITY                      COST BASIS 12/31/96
-----------------------------------------------------------------------------------------------------
June 10, 1994              200   Chattem, Inc. (Warrants)                                  2,546
October 7, 1994            250   Hosiery Corp of America, Class A                          4,230
November 10, 1995        1,000   American Communications Services, Inc.                   45,700
                                 (Warrants)
December 14, 1995      100,000   GST Telecommunications, Inc., 13.875%                    77,831
                                 12-15-2005
May 20, 1996               500   Peoples Choice T.V. Corp (Warrants)                       5,660
October 18, 1996       250,000   Spinnaker Industries, Inc., 10.75% 10-15-2006           250,000
October 23, 1996       500,000   CSK Auto, Inc., 11.00% 11-01-2006                       500,000
October 28, 1996       500,000   Unison Healthcare Corp., 12.25% 11-01-2006              500,000
October 29, 1996       500,000   International Home Foods 10.375% 11-01-2006             500,000
October 29, 1996       500,000   National Energy Group, Inc., 10.75% 11-01-2006          500,619
November 5, 1996       250,000   Brooks Fiber Properties, Inc., 11.093%                  152,927
                                 11-01-2006
November 7, 1996       250,000   Amtrol Acquisition, Inc., 10.625% 12-31-2006            250,000
November 7, 1996       500,000   Olympus Communications L.P. 10.625% 11-15-2006          500,000
November 12, 1996      250,000   Dollar Financial Group, Inc., 10.875%                   250,000
                                 11-15-2006
November 20, 1996      500,000   Petersen Publishing 11.125% 11-15-2006                  500,000
December 3, 1996       500,000   Stuart Entertainment 12.50% 11-15-2004                  501,865
December 10, 1996      500,000   Globo Communicacoes e Participacoes Ltda.,              497,210
                                 10.50% 10-20-2006
December 16, 1996      250,000   Lodgenet Entertainment 10.25% 12-15-2006                250,000

The value of these securities at December 31, 1996, is $5,456,325 which represents 12.81% of net assets.

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-56.98%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               AUTOMOBILE AND MOTOR VEHICLE PARTS-0.65%
      46,000   Magna International, Inc. Class A............   $   2,185,416    $   2,564,500
                                                               -------------    -------------
               BANKS-1.50%
      91,000   Banc One Corp................................       3,277,694        3,913,000
      53,000   Union Planters Corp..........................       1,839,620        2,067,000
                                                               -------------    -------------
                                                                   5,117,314        5,980,000
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-1.04%
      33,000   Amgen, Inc. (a)..............................       1,856,402        1,794,375
      66,000   Centocor, Inc. (a)...........................       2,318,401        2,359,500
                                                               -------------    -------------
                                                                   4,174,803        4,153,875
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-2.45%
      58,000   Ceridian Corp. (a)...........................       2,572,542        2,349,000
     150,114   First Data Corp. (b).........................       2,894,404        5,479,161
      45,000   Ingram Micro, Inc. (a).......................         893,400        1,035,000
      57,000   Wackenhut Corp. Class B......................       1,368,069          869,250
                                                               -------------    -------------
                                                                   7,728,415        9,732,411
                                                               -------------    -------------
               CHEMICALS-0.62%
      63,000   Monsato Co...................................       2,602,164        2,449,125
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-1.60%
     100,000   Cisco Systems, Inc. (a)......................       1,244,016        6,362,500
                                                               -------------    -------------
               COMPUTER-SOFTWARE-6.31%
      71,050   Computer Associates International, Inc.......       1,762,645        3,534,737
      41,300   Fiserv, Inc. (a).............................       1,592,062        1,517,775
      88,500   Microsoft Corp. (a)..........................       1,883,251        7,312,312
     151,050   Oracle Corp. (a).............................         636,670        6,306,337
     123,919   Sterling Commerce, Inc. (a)..................       1,691,211        4,368,145
      65,000   Sterling Software, Inc. (a)..................         591,044        2,055,625
                                                               -------------    -------------
                                                                   8,156,883       25,094,931
                                                               -------------    -------------
               CONTAINERS AND PACKAGING-0.55%
      40,500   Crown Cork & Seal Company, Inc. (a)..........       1,875,060        2,202,187
                                                               -------------    -------------
               DRUGS-2.31%
      37,000   Abbott Laboratories..........................       1,681,465        1,877,750
      43,000   Biovail Corp. International (a)..............       1,335,262        1,101,875
      50,500   Forest Laboratories, Inc. (a)................       1,894,212        1,653,875
      45,000   Lilly (Eli) & Co., Inc.......................       2,797,817        3,285,000
      25,200   Teva Pharmaceutical Industries, Ltd. ADR.....       1,226,925        1,266,300
                                                               -------------    -------------
                                                                   8,935,681        9,184,800
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-1.27%
      51,000   General Electric Co..........................       4,493,271        5,042,625
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-2.08%
      33,000   Intel Corp...................................       1,768,690        4,320,937
      64,400   Motorola, Inc................................       2,884,391        3,952,550
                                                               -------------    -------------
                                                                   4,653,081        8,273,487
                                                               -------------    -------------
               FINANCE SERVICES-6.63%
     169,000   Federal National Mortgage Association........       4,410,213        6,295,250
      36,000   Franklin Resources, Inc......................       1,472,500        2,461,500
     178,996   Green Tree Financial Corp....................       2,421,448        6,913,720
     171,500   MBNA Corp....................................       3,071,657        7,117,250

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      47,000   MGIC Investment Corp.........................   $   3,146,689    $   3,572,000
                                                               -------------    -------------
                                                                  14,522,507       26,359,720
                                                               -------------    -------------
               FOOD-1.47%
      76,000   ConAgra, Inc.................................       3,310,671        3,781,000
      58,000   Heinz (H.J.) Co..............................       1,852,810        2,073,500
                                                               -------------    -------------
                                                                   5,163,481        5,854,500
                                                               -------------    -------------
               HEALTH CARE SERVICES-2.73%
      39,000   Cardinal Health, Inc.........................       1,848,080        2,271,750
      93,000   Columbia/HCA Healthcare Corp.................       2,621,893        3,789,750
      33,000   Oxford Health Plans, Inc. (a)................       1,235,312        1,932,563
      18,700   PacifiCare Health Systems, Inc., Class B
                 (a)........................................       1,461,929        1,594,175
      27,900   United Healthcare Corp.......................       1,514,310        1,255,500
                                                               -------------    -------------
                                                                   8,681,524       10,843,738
                                                               -------------    -------------
               HOTEL AND GAMING-1.49%
     171,500   Mirage Resorts, Inc. (a).....................       1,933,090        3,708,688
      61,000   Sun International Hotels, Ltd. (a)...........       2,934,931        2,226,500
                                                               -------------    -------------
                                                                   4,868,021        5,935,188
                                                               -------------    -------------
               INSURANCE-1.33%
      49,000   American International Group, Inc............       4,734,197        5,304,250
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-2.64%
      77,900   Boston Scientific Corp. (a)..................       3,181,528        4,674,000
      75,600   Depuy, Inc. (a)..............................       1,323,000        1,530,900
      63,200   Medtronic, Inc. (and rights).................       2,186,423        4,297,600
                                                               -------------    -------------
                                                                   6,690,951       10,502,500
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-1.15%
      34,000   Precision Drilling Corp. (a).................       1,089,926        1,181,500
      34,000   Schlumberger, Ltd............................       2,959,025        3,395,750
                                                               -------------    -------------
                                                                   4,048,951        4,577,250
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-2.22%
      31,200   Noble Affiliates, Inc........................       1,380,744        1,493,700
     100,400   Nuevo Energy Co. (a).........................       3,991,559        5,220,800
     151,000   Santa Fe Energy Resources, Inc. (a)..........       2,193,754        2,095,125
                                                               -------------    -------------
                                                                   7,566,057        8,809,625
                                                               -------------    -------------
               PAPER-0.49%
      62,000   United States Filter Corp. (a)...............       1,951,302        1,968,500
                                                               -------------    -------------
               PUBLISHING-0.61%
      36,300   Scholastic Corp. (a).........................       1,851,033        2,441,175
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-0.82%
      83,200   Kohl's Corp. (a).............................       1,624,870        3,265,600
                                                               -------------    -------------
               RETAIL-SPECIALTY-6.04%
      85,600   AutoZone, Inc. (a)...........................       1,881,356        2,354,000
     224,150   CUC International, Inc. (a)..................       3,529,388        5,323,563
      81,500   Home Depot, Inc..............................       3,542,446        4,085,188
      56,000   Lowe's Companies, Inc........................       2,231,318        1,988,000
      50,000   Office Depot, Inc. (a).......................         859,498          887,500
     121,500   Pep Boys-Manny Moe & Jack....................       3,563,862        3,736,125
     191,000   Price/Costco, Inc. (a).......................       3,371,589        4,798,875
      48,000   Staples, Inc. (a)............................       1,062,939          867,000
                                                               -------------    -------------
                                                                  20,042,396       24,040,251
                                                               -------------    -------------

--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TELECOMMUNICATIONS-0.01%
       1,000   Hyperion Telecom (Warrants)..................   $       4,022    $      20,000
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-2.60%
     220,000   Ericsson (L.M.) Telephone Co., Class B ADR...       2,657,302        6,641,250
      98,000   Tellabs, Inc. (a)............................       1,981,118        3,687,250
                                                               -------------    -------------
                                                                   4,638,420       10,328,500
                                                               -------------    -------------
               TELEPHONE SERVICES-2.88%
      71,000   360 Communications Co. (a)...................       1,709,275        1,641,875
     121,000   AirTouch Communications, Inc. (a)............       3,149,507        3,055,250
     258,988   WorldCom, Inc. (a)...........................       2,529,525        6,749,875
                                                               -------------    -------------
                                                                   7,388,307       11,447,000
                                                               -------------    -------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               TOBACCO-1.25%
      44,000   Philip Morris Companies, Inc.................   $   4,750,716    $   4,955,500
                                                               -------------    -------------
               TOYS-1.18%
     169,651   Mattel, Inc..................................       2,566,899        4,707,815
                                                               -------------    -------------
               UTILITIES-ELECTRIC-0.73%
      28,100   AES Corp. (a)................................       1,112,365        1,306,650
      94,900   Tucson Electric Power Co. (a)................       1,584,142        1,577,713
                                                               -------------    -------------
                                                                   2,696,507        2,884,363
                                                               -------------    -------------
               UTILITIES-TELEPHONE-0.33%
      65,000   Deutsche Telekom AG ADR (a)..................       1,227,850        1,324,375
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 156,184,115    $ 226,610,291
                                                               -------------    -------------
                                                               -------------    -------------

ASSET BACKED SECURITIES-9.74%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 COMMERCIAL LOANS-5.06%
   $3,957,894    Chase Commercial Mortgage Securities Corp.,
                   7.60% Ser 1996-1 Class A-1 12-18-2005......    AAA         $ 4,001,701     $   4,096,265
    1,925,388    DLJ Mortgage Acceptance Corp., 7.28% Ser
                   1996-CF1 Class A-1A 3-13-2028 (f)..........    AAA           1,939,758         1,963,895
    3,114,494    GS MSC II Protective Life, 7.02% Ser 1996-pl
                   3-1-2026...................................    Aaa*          3,072,042         3,139,313
    1,476,099    J.P. Morgan Commercial Mortgage, 6.47%
                   1996-C2 Class A 11-25-2027.................    AAA           1,486,718         1,458,122
    1,600,000    Merrill Lynch Mortgage Investors, Inc., 7.42%
                   Ser 1996 Cl B 4-25-2028....................    AA            1,602,485         1,620,500
    1,200,000    Midland 7.76% Ser 1996-C1-B 7-25-2008........    AA            1,211,832         1,242,797
      550,000    Morgan Stanley Capital, Inc., 6.586% Series
                   1996WF1 B Tranche 11-15-2028...............    AA              527,099           528,945
    1,000,000    Mortgage Capital Funding, Inc., 7.90% Ser
                   1996-MCI-B 2-15-2006.......................    AA+           1,009,961         1,047,266
    1,870,000    Nationslink Funding Corp., 7.515% Ser 1996-1
                   Class A2 7-20-2005.........................    AAA           1,872,234         1,918,503
    3,015,746    Nationslink Funding Corp., 7.533% Ser 1996-1
                   Class A1 9-20-2002.........................    AAA           3,033,506         3,101,977
                                                                              ------------    -------------
                                                                               19,757,336        20,117,583
                                                                              ------------    -------------
                 MANUFACTURED HOMES-2.64%
    4,000,000    Green Tree Financial Corp., 7.65% Sr Sub Pass
                   Thru Certificate Ser 1994-1 Cl A5
                   4-15-2019..................................    Aa2*          4,070,313         4,098,008
    6,500,000    Oakwood Mortgage Investors, Inc., 7.10% Ser
                   1995-A Cl A3 9-15-2020.....................    AAA           6,500,937         6,440,720
                                                                              ------------    -------------
                                                                               10,571,250        10,538,728
                                                                              ------------    -------------
                 MISCELLANEOUS-0.23%
      892,494    Fifth Third Bank Auto Trust 1996-B-B, 6.70%
                   3-15-2002..................................    A               891,892           899,607
                                                                              ------------    -------------
                 MULTI-FAMILY LOANS-1.81%
    4,851,000    DLJ Mortgage Acceptance Corp., 8.50%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1994-4 Cl A2 4-18-2001                         A             4,937,314         5,007,527
    1,500,000    DLJ Mortgage Acceptance Corp., 8.80%
                   Multifamily Mtg Pass Thru Certificate Ser
                   1993-12 Class B1 9-18-2003.................    NR            1,473,750         1,528,325
      888,396    Fund America Structured Transactions, L.P.,
                   Collateralized Note, 8.231% Ser 1996-1 Cl A
                   Principal Only 1-1-2033 (f)(g).............    Baa*            646,035           646,308
                                                                              ------------    -------------
                                                                                7,057,099         7,182,160
                                                                              ------------    -------------
                 TOTAL ASSET BACKED SECURITIES................                $38,277,577     $  38,738,078
                                                                              ------------    -------------
                                                                              ------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

CORPORATE BONDS-INVESTMENT GRADE-5.90%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 AEROSPACE AND EQUIPMENT-0.89%
   $3,500,000    Lockheed Martin Corp., 7.25% Note
                   5-15-2006..................................    BBB+        $ 3,496,852     $   3,555,135
                                                                              ------------    -------------
                 BROKERAGE AND INVESTMENT-1.17%
    2,500,000    Lehman Brothers Holdings, 8.50% Note
                   5-1-2007...................................    A             2,649,942         2,680,805
    2,000,000    Salomon, Inc., 6.75% Sr Note 2-15-2003.......    BBB           1,996,364         1,952,990
                                                                              ------------    -------------
                                                                                4,646,306         4,633,795
                                                                              ------------    -------------
                 CHEMICALS-0.36%
    1,500,000    Lyondell Petrochemical, 7.55% Note
                   2-15-2026..................................    BBB-          1,412,816         1,446,924
                                                                              ------------    -------------
                 CONTAINERS AND PACKAGING-0.50%
    2,000,000    Crown Cork & Seal Financial plc, 7.00%
                   12-15-2006.................................    BBB+          1,993,360         1,985,782
                                                                              ------------    -------------
                 ENERGY-0.39%
    1,500,000    NGC Corp., 7.625% 10-15-2026.................    BBB+          1,492,843         1,528,263
                                                                              ------------    -------------
                 FOOD-GROCERY, MISCELLANEOUS-0.43%
    1,750,000    CPC International, Inc., 7.25% Deb
                   12-15-2026.................................    A+            1,744,070         1,721,330
                                                                              ------------    -------------
                 MEDIA-0.40%
    1,500,000    News America Holdings, Inc., 8.963% Sr Note
                   4-26-2023..................................    BBB           1,559,842         1,584,322
                                                                              ------------    -------------
                 MISCELLANEOUS-0.07%
      250,000    New York (City of), 10.00% General Obligation
                   Taxable Bond Fiscal 1991 Ser D 8-1-2005....    BBB+            236,966           282,943
                                                                              ------------    -------------
                 RETAIL-MISCELLANEOUS-0.44%
    1,750,000    Rite Aid Corp., 7.70% Deb 2-15-2027..........    BBB+          1,745,031         1,761,469
                                                                              ------------    -------------
                 SUPRANATIONAL-0.38%
    1,500,000    Corp Andina De Formento, 7.10% Yankee Bond
                   2-1-2003...................................    BBB+          1,499,114         1,506,470
                                                                              ------------    -------------
                 TELECOMMUNICATIONS-0.87%
    3,500,000    360 Communications Corp., 7.50% Sr Note
                   3-1-2006...................................    BBB-          3,492,378         3,472,308
                                                                              ------------    -------------
                 TOTAL CORPORATE BONDS - INVESTMENT GRADE.....                $23,319,578     $  23,478,741
                                                                              ------------    -------------
                                                                              ------------    -------------

CORPORATE BONDS-NON-INVESTMENT GRADE-4.81%

--------------------------------------------------------------------------------
                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 BROADCASTING-0.26%
   $1,000,000    Sinclair Broadcasting, Inc., 10.00% Sr Sub
                   Note 9-30-2005.............................    B           $ 1,000,000     $   1,018,750
                                                                              ------------    -------------
                 CABLE TELEVISION-0.99%
    1,000,000    Cablevision Systems Corp., 10.50% Sr Sub Deb
                   5-15-2016..................................    B             1,014,992         1,035,000
    1,000,000    Century Communications, Inc., 9.50% Sr Note
                   3-1-2005...................................    BB-           1,039,787         1,020,000
      500,000    Groupe Videotron, 10.625% Sr Note
                   2-15-2005..................................    BB+             525,214           551,250
      500,000    Telewest plc, 11.00% Sr Disc Deb 10-1-2007
                   (Zero coupon until 10-1-2000, thereafter
                   11.00%) (e)................................    BB              335,757           347,500
    1,000,000    Wireless One, Inc., 13.00% Sr Note
                   10-15-2003.................................    B-              977,668           970,000
                                                                              ------------    -------------
                                                                                3,893,418         3,923,750
                                                                              ------------    -------------

--------------------------------------------------------------------------------

                                                                 Standard
                                                                 & Poor's
    Principal                                                     Rating                         Market
     Amount                                                     (Unaudited)     Cost (b)        Value (c)
   -----------                                                  -----------   ------------    -------------
                 ENERGY-0.27%
   $1,000,000    Mesa Operating Co., 10.625% Sr Note
                   7-1-2006...................................    B           $ 1,009,706     $   1,082,500
                                                                              ------------    -------------
                 FOOD-MISCELLANEOUS-0.40%
    1,500,000    Envirodyne Industries, Inc., 12.00% First
                   Priority Sr Secured Note 6-15-2000.........    B+            1,498,125         1,597,500
                                                                              ------------    -------------
                 HEALTH CARE SERVICES-0.28%
    1,000,000    Tenet Healthcare Corp., 10.125% Sr Sub Note
                   3-1-2005...................................    B+            1,066,502         1,105,000
                                                                              ------------    -------------
                 HOTEL AND MOTEL-0.26%
    1,000,000    HMH Properties, Inc., 9.50% Sr Note
                   5-15-2005..................................    BB-           1,012,315         1,043,750
                                                                              ------------    -------------
                 LEISURE TIME-AMUSEMENTS-0.25%
    1,000,000    Trump Atlantic City Associates, 11.25% First
                   Mtg Bond 5-1-2006..........................    BB-             981,964           990,000
                                                                              ------------    -------------
                 STEEL AND IRON-0.68%
    1,000,000    AK Steel Corp., 10.75% Sr Note 4-1-2004......    BB-           1,096,250         1,092,500
    1,500,000    Algoma Steel, Inc., 12.375% First Mortgage
                   Note 7-15-2005.............................    B             1,578,303         1,612,500
                                                                              ------------    -------------
                                                                                2,674,553         2,705,000
                                                                              ------------    -------------
                 TECHNOLOGY-0.26%
    1,000,000    Computervision Corp., 11.375% Sr Sub Note
                   8-15-1999..................................    B-            1,033,750         1,045,000
                                                                              ------------    -------------
                 TELECOMMUNICATIONS-1.16%
    1,000,000    American Communications Services, Inc.,
                   13.00% Sr Disc Note 11-1-2005 (Zero coupon
                   until 11-1-2000, thereafter 13.00%) (e)....    NR              599,487           590,000
    1,000,000    Hyperion Communcations, Inc.,13.00% Sr Disc
                   Note 4-15-2003 (Zero coupon until
                   4-15-2001, thereafter13.00%) (e)...........    NR              580,506           567,500
    1,000,000    Nextlink Communications, L.L.C., 12.50% Sr
                   Note 4-15-2006.............................    NR            1,000,000         1,072,500
    1,000,000    Paging Network, Inc., 10.125% Sr Sub Note
                   8-1-2007...................................    B             1,057,562         1,023,750
      500,000    Sprint Spectrum L.P., 12.50% Sr Disc Note
                   8-15-2006 (Zero coupon through 8-15-2001,
                   12.50% thereafter) (e).....................    B+              321,273           336,250
    1,500,000    Teleport Communications, 11.125% Sr Disc Deb
                   7-1-2007 (Zero coupon until 7-1-2001,
                   thereafter 11.125%) (e)....................    B               927,367         1,027,500
                                                                              ------------    -------------
                                                                                4,486,195         4,617,500
                                                                              ------------    -------------
                 TOTAL CORPORATE BONDS - NON-INVESTMENT
                   GRADE......................................                $18,656,528     $  19,128,750
                                                                              ------------    -------------
                                                                              ------------    -------------

U.S. GOVERNMENT SECURITIES-19.10%

--------------------------------------------------------------------------------
    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  FEDERAL NATIONAL MORTGAGE ASSOCIATION-6.28%
                  MORTGAGE BACKED SECURITIES:
   $ 1,922,535    6.00% 2011...................................   $   1,876,119    $   1,848,637
     5,426,732    6.50% 2010...................................       5,378,400        5,328,373
     7,733,546    7.00% 2011-2025..............................       7,606,059        7,605,998
     3,492,810    7.50% 2022-2026..............................       3,545,076        3,491,717
     1,608,308    8.00% 2025...................................       1,632,684        1,637,459
        61,440    9.00% 2021...................................          61,305           64,742
                                                                  -------------    -------------
                                                                     20,099,643       19,976,926
                                                                  -------------    -------------
                  NOTES:
     2,000,000    6.85% 2000...................................       2,000,000        2,012,292
                                                                  -------------    -------------
                  REMIC-PAC'S:
     3,000,000    7.00% Trust #1192-49H Busted PAC 2020........       2,892,344        3,004,200
                                                                  -------------    -------------
                  TOTAL FEDERAL NATIONAL MORTGAGE
                    ASSOCIATION................................   $  24,991,987    $  24,993,418
                                                                  -------------    -------------

FORTIS SERIES FUND, INC.
ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

U.S. GOVERNMENT SECURITIES-CONTINUED
--------------------------------------------------------------------------------

    Principal                                                                         Market
      Amount                                                        Cost (b)         Value (c)
   ------------                                                   -------------    -------------
                  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-2.70%
                  MORTGAGE BACKED SECURITIES:
   $ 5,508,528    7.50% 2022-2023..............................   $   5,353,848    $   5,511,971
     4,346,804    9.00% 2022-2023..............................       4,488,075        4,580,445
       543,062    9.125% Fleet Mortgage Securities Ser 1989-3
                    Class D 2018 (GNMA Backed).................         555,960          550,335
        82,998    9.50% 2020...................................          82,791           89,664
                                                                  -------------    -------------
                                                                     10,480,674       10,732,415
                                                                  -------------    -------------
                  TOTAL GOVERNMENT NATIONAL MORTGAGE
                    ASSOCIATION................................      10,480,674       10,732,415
                                                                  -------------    -------------
                  U.S. TREASURY SECURITIES-10.12%
                  BONDS:
     4,990,000    6.50% 2006...................................       5,080,307        5,018,069
     1,360,000    6.875% 2006..................................       1,409,783        1,402,074
                                                                  -------------    -------------
                                                                      6,490,090        6,420,143
                                                                  -------------    -------------
                  NOTES:
     8,660,000    5.875% 1999-2001.............................       8,614,826        8,577,960
     6,410,000    6.00% 1998...................................       6,429,033        6,418,013
     1,750,000    6.25% 2001...................................       1,778,737        1,751,094
    10,565,000    6.50% 2001...................................      10,660,664       10,680,549
     2,580,000    7.125% 1999..................................       2,623,883        2,650,142
     3,615,000    7.50% 1999...................................       3,729,830        3,749,431
                                                                  -------------    -------------
                                                                     33,836,973       33,827,189
                                                                  -------------    -------------
                  TOTAL U.S. TREASURY SECURITIES...............      40,327,063       40,247,332
                                                                  -------------    -------------
                  TOTAL U.S. GOVERNMENT SECURITIES.............      75,799,724       75,973,165
                                                                  -------------    -------------
                  TOTAL LONG-TERM DEBT SECURITIES..............     156,053,407      157,318,734
                                                                  -------------    -------------
                                                                  -------------    -------------
                  TOTAL LONG-TERM INVESTMENTS..................   $ 312,237,522    $ 383,929,025
                                                                  -------------    -------------
                                                                  -------------    -------------

SHORT-TERM INVESTMENTS-4.06%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-4.06%
   $16,126,000    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.25%.............   $  16,126,000
                                                                  -------------
                  DIVERSIFIED FINANCE-0.00%
        14,000    Associates Corp. Master Variable Rate Note,
                    Current rate -- 5.31%......................          14,000
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      16,140,000
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $328,377,522) (b)..........................   $ 400,069,025
                                                                  -------------
                                                                  -------------

 (a) Presently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $328,392,288 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $75,479,928
Unrealized depreciation.....................................   (3,803,191)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $71,676,737
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.96% of net assets as of December 31, 1996.
 (e) The interest rate disclosed for these securities represents the original issue discount yields on the date of acquisition.
 (f) Securities sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities. The portfolio entered into the following
     Section 144A security transactions: May 17, 1996 the portfolio acquired 1,925,388 par DLJ Mortgage Acceptance Corp. due 2028 with a cost basis of $1,939,758 on December 31, 1996. On March 7, 1996 the portfolio acquired $888,396 par of Fund America Structured Transactions due 2033 with a cost basis of $646,035 on December 31, 1996. The value of these securities at December 31, 1996, is $2,610,203 which represents .66% of total net assets.
 (g) The interest rate disclosed for principal only strips represent effective yields at December 31, 1996, based upon future cash flows. This investment has been identified by portfolio management as an illiquid security. The aggregate value of this security at December 31, 1996 is $646,308 which represents .16% of total net assets.
  * Moody's Rating

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-48.56%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
               AUSTRALIA-0.84%
      4,000    Brambles Industries Ltd. -- BUSINESS SERVICES
                 AND SUPPLIES...............................   $    46,576     $    77,996
     34,460    Coles Myer Ltd. -- RETAIL-MISCELLANEOUS......       120,901         141,777
     27,300    CSR Limited -- BUILDING MATERIALS............        92,890          95,406
                                                               ------------    ------------
                                                                   260,367         315,179
                                                               ------------    ------------
               BELGIUM-0.32%
      2,000    Delhaize-Le Lion,
                 S.A. -- RETAIL-MISCELLANEOUS...............        79,986         118,686
                                                               ------------    ------------
               CANADA-0.13%
      2,950    Hudson's Bay Co. -- RETAIL-DEPARTMENT
                 STORES.....................................        57,925          49,287
                                                               ------------    ------------
               FRANCE-2.84%
      4,540    Banque Nationale de Paris -- BANKS...........       170,985         175,356
        341    Bongrain S.A. -- FOOD........................       169,170         131,645
        560    Credit Lyonnaise (a) -- BANKS................        35,896          14,327
      1,683    Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       119,270         152,899
      2,100    PSA Peugeot Citroen S.A. -- AUTOMOBILE
                 MANUFACTURERS..............................       280,723         235,903
      2,850    Scor S.A. -- INSURANCE.......................        99,467         100,048
      4,050    Valeo S.A. -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................       177,328         249,291
                                                               ------------    ------------
                                                                 1,052,839       1,059,469
                                                               ------------    ------------
               GERMANY-2.82%
      5,000    Basf AG -- CHEMICALS.........................       110,339         191,421
      6,550    Bayer AG -- CHEMICALS........................       182,990         265,424
      5,250    Deutsche Telekom AG ADR
                 (a) -- UTILITIES-TELEPHONE.................        99,172         106,969
        660    Karstadt AG -- RETAIL-DEPARTMENT STORES......       255,306         219,271
        195    Mannesmann AG -- MACHINERY...................        53,318          83,790
        150    Varta AG (a) -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................        30,189          26,766
      1,700    Veba AG -- UTILITIES-ELECTRIC................        58,756          97,624
        150    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....        43,858          62,049
                                                               ------------    ------------
                                                                   833,928       1,053,314
                                                               ------------    ------------
               HONG KONG-0.41%
     42,000    Jardine Strategic Holdings
                 Ltd. -- MISCELLANEOUS......................       125,664         152,040
                                                               ------------    ------------
               IRELAND-0.91%
     50,000    Avonmore Foods plc -- FOOD...................       107,398         147,249
     46,969    Green Property plc -- REAL ESTATE............       129,763         190,790
                                                               ------------    ------------
                                                                   237,161         338,039
                                                               ------------    ------------
               ITALY-0.67%
    146,000    Olivetti Group, includes Ing C. Olivetti & C.
                 S.p.A. -- OFFICE EQUIPMENT AND SUPPLIES....        55,941          51,371
     37,100    Stet Societa' Finanziaria Telefonica
                 S.p.A. -- TELECOMMUNICATIONS...............        87,719         125,049
     38,000    Telecom Italia
                 S.p.A. -- UTILITIES-TELEPHONE..............        47,368          73,976
                                                               ------------    ------------
                                                                   191,028         250,396
                                                               ------------    ------------
               JAPAN-6.22%
      4,000    Daicel Chemical Industries
                 Ltd. -- CHEMICALS..........................        21,751          18,713
         40    East Japan Railway Co. -- TRANSPORTATION.....       195,497         179,547
     18,000    Fuji Photo Film -- PHOTOGRAPHIC..............       531,715         592,401
      6,000    Hitachi Ltd. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        56,981          55,828
     42,000    Kao Corp. -- HOUSEHOLD PRODUCTS..............       546,788         488,498
      6,000    Matsushita Electric Industrial
                 Co. -- ELECTRIC PRODUCTS...................       101,168          97,700
     54,000    Nichido Fire & Marine
                 Insurance -- INSURANCE.....................       419,179         307,056
         20    Nippon Telegraph & Telephone
                 Corp. -- TELEPHONE SERVICES................       142,089         151,288
      2,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       114,488         130,783
     10,000    Sumitomo Rubber Industries -- AUTOMOBILE AND
                 MOTOR VEHICLE PARTS........................        88,145          74,352
      2,000    TDK Corp. -- ELECTRIC-COMPONENTS AND PARTS...       105,885         130,094
      4,000    Toyo Seikan Kaisha -- CONTAINERS AND
                 PACKAGING..................................       125,311          96,149
                                                               ------------    ------------
                                                                 2,448,997       2,322,409
                                                               ------------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
               NETHERLANDS-3.72%
      3,468    ABN-AMRO Holding NV -- BANKS.................   $   127,746     $   225,354
      1,300    Akzo Nobel NV -- CHEMICALS...................       142,361         177,368
        205    Hollandsche Beton Groep NV -- CONSTRUCTION...        31,456          42,417
      6,162    ING Groep NV -- FINANCE SERVICES.............       137,997         221,581
     17,800    Philips Electronics NV -- ELECTRIC
                 PRODUCTS...................................       591,748         720,341
                                                               ------------    ------------
                                                                 1,031,308       1,387,061
                                                               ------------    ------------
               SPAIN-1.87%
     12,700    Iberdrola S.A. -- UTILITIES-ELECTRIC.........        76,653         179,650
      8,080    Repsol S.A. -- OIL-CRUDE PETROLEUM AND GAS...       281,515         309,348
      9,000    Telefonica de Espana -- TELECOMMUNICATIONS...       113,414         208,610
                                                               ------------    ------------
                                                                   471,582         697,608
                                                               ------------    ------------
               SWEDEN-1.04%
      6,600    Skandia Forsakrings AB -- INSURANCE..........       145,049         186,555
     10,000    Svenska Cellulosa B Free -- BANKS............       135,893         202,840
                                                               ------------    ------------
                                                                   280,942         389,395
                                                               ------------    ------------
               SWITZERLAND-2.83%
         50    Ascom Holding AG -- TELECOMMUNICATIONS.......        49,185          50,755
         65    Bobst S.A. -- MACHINERY......................        79,455          87,621
        160    Forbo Holding AG -- HOUSEHOLD PRODUCTS.......        72,668          64,347
        220    Holderbank Financiere Glaris AG -- BUILDING
                 MATERIALS..................................       167,699         156,637
        110    Magazine Zum Globus -- RETAIL-DEPARTMENT
                 STORES.....................................        64,038          56,937
        200    Nestle S.A. Registered -- FOOD...............       205,446         214,043
        160    Novartis AG (a) -- DRUGS.....................        91,076         182,560
        110    SIG Schweizerische Industrie-Gesellschaft
                 Holding AG -- MACHINERY....................       107,975         133,125
        190    Sulzer AG -- MISCELLANEOUS...................       119,878         109,382
                                                               ------------    ------------
                                                                   957,420       1,055,407
                                                               ------------    ------------
               UNITED KINGDOM-4.32%
      3,400    Calor Group plc -- OIL-CRUDE PETROLEUM AND
                 GAS........................................        14,749          17,252
     24,000    Christian Salvesen plc -- MISCELLANEOUS......       102,796         117,669
      9,682    English China Clays plc -- MINERALS..........        57,354          31,895
      6,800    Kwik Save Group plc -- FOOD..................        53,210          37,354
     50,000    Mattews (Bernard) plc -- FOOD................        74,479         107,384
     11,600    Railtrack Group plc, Partly Paid -- RAILROAD
                 AND RAILROAD EQUIPMENT.....................        35,083          76,923
     26,059    Reckitt & Colman plc -- HOUSEHOLD PRODUCTS...       290,453         322,860
      8,650    Southern Electric
                 plc -- UTILITIES-ELECTRIC..................        86,853         117,830
     22,232    Tate & Lyle plc -- FOOD......................       163,217         180,336
     21,600    Unilever plc -- CONSUMER GOODS...............       428,321         523,596
     17,700    WPP Group plc -- ADVERTISING-PUBLIC
                 RELATIONS..................................        36,181          76,937
                                                               ------------    ------------
                                                                 1,342,696       1,610,036
                                                               ------------    ------------
               UNITED STATES-19.62%
      4,200    Aluminum Company of
                 America -- METALS-FABRICATING..............       211,484         267,750
      1,300    AMR Corp. (a) -- AIRLINES....................        75,878         114,562
      4,050    AT & T Corp. -- UTILITIES-TELEPHONE..........       169,678         176,175
      9,500    Bank of New York Co., Inc. -- BANKS..........       206,521         320,625
      3,000    Beazer Homes USA, Inc. (a) -- MANUFACTURED
                 HOMES......................................        43,950          55,500
      8,800    Browning-Ferris Industries, Inc. -- WASTE
                 DISPOSAL...................................       235,764         231,000
     19,000    Cadiz Land Co., Inc. (a) -- LAND
                 DEVELOPMENT................................       108,321          98,562
     15,850    Comsat Corp. -- TELECOMMUNICATIONS...........       307,316         390,306
     34,250    Data General Corp.
                 (a) -- COMPUTER-SOFTWARE...................       400,876         496,625
      1,850    Echlin, Inc. -- AUTOMOBILE AND MOTOR VEHICLE
                 PARTS......................................        62,856          58,506
     18,300    Egghead, Inc. (a) -- RETAIL-SPECIALTY........       163,751          96,075
      6,800    Enhance Financial Services Group,
                 Inc. -- INSURANCE..........................       123,144         248,200
      3,900    Equitable Companies, Inc. -- INSURANCE.......        81,220          96,037
      6,000    Finova Group, Inc. -- FINANCE SERVICES.......       241,239         385,500
      3,850    General Motors Corp. -- AUTOMOBILE
                 MANUFACTURERS..............................       191,334         214,637
     13,000    GenRad, Inc. (a) -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................        73,818         302,250
      2,850    Georgia Pacific Corp. -- FOREST PRODUCTS.....       205,129         205,200

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                     Cost (b)(e)     Value (c)(e)
   ---------                                                   ------------    ------------
      5,900    Greenfield Industries,
                 Inc. -- MACHINERY-TOOLS....................   $   144,100     $   180,688
      4,950    Houghton Mifflin Co. -- PUBLISHING...........       208,454         280,294
     21,800    Intelidata Technologies Corp.
                 (a) -- TELECOMMUNICATIONS..................       204,956         158,050
      4,895    Limited (The), Inc. -- RETAIL-CLOTHING.......        85,521          89,946
      1,312    Lucent Technologies,
                 Inc. -- TELECOMMUNICATIONS.................        62,052          60,680
      5,300    Lukens, Inc. -- STEEL AND IRON...............       152,922         106,663
      2,550    MBIA, Inc. -- INSURANCE......................       177,327         258,187
      7,600    MCI Communications
                 Corp. -- UTILITIES-TELEPHONE...............       183,214         248,425
      4,000    Mellon Bank Corp. -- BANKS...................       161,649         284,000
      3,400    Novell, Inc. (a) -- COMPUTER-SOFTWARE........        43,768          32,194
      7,400    Penncorp Financial Group, Inc. -- FINANCE
                 SERVICES...................................       244,103         266,400
      2,100    Philip Morris Companies, Inc. -- TOBACCO.....       149,888         236,513
      1,298    Silicon Graphics, Inc. (a) -- OFFICE
                 EQUIPMENT AND SUPPLIES.....................        33,198          33,099
      3,450    Tandy Corp. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................       136,061         151,800
      1,700    Tecumseh Products Co. Cl A -- MACHINERY......        83,600          97,537
     29,400    UST Corp. -- BANKS...........................       440,001         606,375
     15,500    Waban, Inc. (a) -- RETAIL-MISCELLANEOUS......       342,116         403,000
     15,200    WorldCorp, Inc. (a) -- TRANSPORTATION........       138,291          66,500
                                                               ------------    ------------
                                                                 5,893,500       7,317,861
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $15,265,343     $18,116,187
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-0.21%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                     Cost (b)(e)    Value (c)(e)
   ---------                                                   -----------    ------------
               GERMANY-0.21%
        250    Volkswagen AG -- AUTOMOBILE MANUFACTURERS....   $   53,169     $    79,651
                                                               -----------    ------------

LONG-TERM FOREIGN BONDS-INVESTMENT GRADE-26.45%

--------------------------------------------------------------------------------
                                                                     Standard
                                                                     & Poor's
      Principal                                                       Rating                        Market
     Amount (e)                                                     (Unaudited)   Cost (b)(e)    Value (c)(e)
   ---------------                                                  -----------   -----------    ------------
                     AUSTRALIA-0.48%
   $       200,000   Australian Government (Australian dollar),
                       9.50% 8-15-2003............................    AAA         $  168,248     $   177,810
                                                                                  -----------    ------------
                     CANADA-2.73%
           710,000   Canadian Government (Canadian Dollar), 7.50%
                       12-1-2003..................................    AA+            524,659         560,229
           400,000   Canadian Government (Canadian Dollar), 7.50%
                       3-1-2001...................................    AAA            315,499         314,904
           150,000   Canadian Government (Canadian Dollar), 9.75%
                       6-1-2021...................................    NR             133,125         143,508
                                                                                  -----------    ------------
                                                                                     973,283       1,018,641
                                                                                  -----------    ------------
                     DENMARK-1.75%
         2,000,000   Kingdom of Denmark (Danish Krone), 7.00%
                       12-15-2004.................................    NR             342,965         353,387
         1,600,000   Kingdom of Denmark (Danish Krone), 8.00%
                       11-15-2001.................................    NR             287,405         301,073
                                                                                  -----------    ------------
                                                                                     630,370         654,460
                                                                                  -----------    ------------
                     FRANCE-1.09%
         1,900,000   French Treasury Bill (French Franc), 7.75%
                       4-12-2000..................................    Aaa*           399,750         406,406
                                                                                  -----------    ------------
                     GERMANY-6.02%
           300,000   German Government (German Deutschemark),
                       6.25% 1-4-2024.............................    NR             183,774         184,757
           500,000   German Government (German Deutschemark),
                       6.50% 7-15-2003............................    Aaa*           343,675         345,011
         1,000,000   German Government (German Deutschemark),
                       8.50% 8-21-2000............................    Aaa*           751,130         737,456
           980,000   German Unity Fund (German Deutschemark),
                       8.00% 1-21-2002............................    NR             724,698         723,979
           350,000   Treuhandanstalt (German Deutschemark), 7.50%
                       9-9-2004...................................    AAA            254,547         253,726
                                                                                  -----------    ------------
                                                                                   2,257,824       2,244,929
                                                                                  -----------    ------------

FORTIS SERIES FUND, INC.
GLOBAL ASSET ALLOCATION SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

LONG-TERM FOREIGN BONDS-INVESTMENT GRADE-CONTINUED
--------------------------------------------------------------------------------

                                                                     Standard
                                                                     & Poor's
      Principal                                                       Rating                        Market
     Amount (e)                                                     (Unaudited)   Cost (b)(e)    Value (c)(e)
   ---------------                                                  -----------   -----------    ------------
                     IRELAND-1.22%
   $       150,000   Irish Government (Irish Punt), 6.25%
                       4-1-1999...................................    NR          $  241,265     $   255,273
                                                                                  -----------    ------------
                     ITALY-2.38%
     1,000,000,000   Italian Government (Italian Lira), 10.50%
                       7-15-2000..................................    AAA            695,263         736,731
       200,000,000   Italian Government BTP (Italian Lira), 9.50%
                       Bond 2-1-2006..............................    AAA            140,109         149,951
                                                                                  -----------    ------------
                                                                                     835,372         886,682
                                                                                  -----------    ------------
                     JAPAN-2.33%
        20,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 5.25% 03-20-2002...........    AAA            211,488         201,495
        44,000,000   Int'l Bank Reconstruction & Development
                       (Japanese Yen), 4.75% 12-20-2004...........    AAA            462,396         441,630
        41,000,000   Japan Development Bank (Japanese Yen), 6.50%
                       9-20-2001..................................    Aaa*           481,040         429,401
                                                                                  -----------    ------------
                                                                                   1,154,924       1,072,526
                                                                                  -----------    ------------
                     SPAIN-0.88%
        35,000,000   Bonos Y Obligation Del Estado (Spanish
                       Peseta), 10.50% 10-30-2003.................    NR             327,194         327,115
                                                                                  -----------    ------------
                     SWEDEN-3.37%
         1,100,000   Swedish Government (Swedish Krona), 10.25%
                       5-5-2000...................................    NR             157,577         186,083
         3,000,000   Swedish Government (Swedish Krona), 13.00%
                       6-15-2001..................................    NR             537,976         566,479
         1,500,000   Swedish Government (Swedish Krona), 6.00%
                       2-9-2005...................................    NR             211,505         212,890
           300,000   Swedish Government (US Dollar), 4.50%
                       3-24-1999..................................    AA+            287,557         291,563
                                                                                  -----------    ------------
                                                                                   1,194,615       1,257,015
                                                                                  -----------    ------------
                     UNITED KINGDOM-4.20%
           250,000   United Kingdom Treasury (British pound),
                       10.00% 9-8-2003............................    Aaa*           451,216         485,314
           350,000   United Kingdom Treasury (British Pound),
                       7.75% 9-8-2006.............................    Aaa*           595,025         607,939
           250,000   United Kingdom Treasury (British Pound),
                       9.75% 8-27-2002............................    Aaa*           444,917         474,217
                                                                                  -----------    ------------
                                                                                   1,491,158       1,567,470
                                                                                  -----------    ------------
                     TOTAL LONG-TERM FOREIGN BONDS - INVESTMENT
                       GRADE......................................                $9,674,003     $ 9,868,327
                                                                                  -----------    ------------
                                                                                  -----------    ------------

U.S. GOVERNMENT SECURITIES-10.46%

--------------------------------------------------------------------------------
    Principal                                                                       Market
   Amount (e)                                                    Cost (b)(e)     Value (c)(e)
   -----------                                                   ------------    ------------
                 U.S. TREASURY SECURITIES-10.46%
                 NOTES:
   $1,050,000    5.625% 2001..................................   $ 1,030,931     $ 1,029,327
    1,050,000    6.25% 2000...................................     1,057,184       1,054,594
      900,000    7.25% 2004...................................       944,186         947,250
      800,000    7.875% 2004..................................       860,400         873,000
                                                                 ------------    ------------
                 TOTAL U.S. GOVERNMENT SECURITIES.............     3,892,701       3,904,171
                                                                 ------------    ------------
                 TOTAL LONG-TERM DEBT SECURITIES..............   $13,566,704     $13,772,498
                                                                 ------------    ------------
                 TOTAL LONG-TERM INVESTMENTS..................   $28,885,216     $31,968,336
                                                                 ------------    ------------
                                                                 ------------    ------------

SHORT-TERM INVESTMENTS-13.26%

--------------------------------------------------------------------------------
    Principal                                                       Market
   Amount (e)                                                    Value (c)(e)
   -----------                                                   ------------
                 BANKS-13.26%
   $4,946,490    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.25%.............   $ 4,946,490
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $33,831,706) (b)...........................   $36,914,826
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $33,831,706 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 3,922,000
Unrealized depreciation.....................................     (838,880)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 3,083,120
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Cost and market value is stated in U.S. dollars; principal amount is stated in the currency indicated.
  * Moody's Rating

FORTIS SERIES FUND, INC.
VALUE SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-88.97%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              ADVERTISING-PUBLIC RELATIONS-1.87%
      5,500   Interpublic Group of Companies, Inc..........   $    259,370    $    261,250
                                                              ------------    ------------
              AEROSPACE AND EQUIPMENT-0.69%
        900   Boeing Co....................................         76,461          95,737
                                                              ------------    ------------
              AIR FREIGHT-1.59%
      5,000   Federal Express Corp. (a)....................        191,600         222,500
                                                              ------------    ------------
              BANKS-6.74%
      7,100   Bank of New York Co., Inc....................        208,336         239,625
      2,500   BankAmerica Corp.............................        242,813         249,375
      2,000   Citicorp.....................................        181,517         206,000
      3,600   First Bank System, Inc.......................        252,324         245,700
                                                              ------------    ------------
                                                                   884,990         940,700
                                                              ------------    ------------
              BROADCASTING-2.76%
     16,300   Comcast Corp., Special Class A...............        273,841         290,344
      2,700   Viacom, Inc. Class B (a).....................         99,553          94,162
                                                              ------------    ------------
                                                                   373,394         384,506
                                                              ------------    ------------
              BROKERAGE AND INVESTMENT-0.44%
        750   Merrill Lynch & Co., Inc.....................         46,292          61,125
                                                              ------------    ------------
              BUILDING MATERIALS-1.99%
      6,500   Owens Corning................................        256,185         277,062
                                                              ------------    ------------
              BUSINESS SERVICES AND SUPPLIES-3.50%
     13,600   ADT, Ltd. (a)................................        262,403         311,100
      3,700   Flightsafety International, Inc..............        163,843         177,137
                                                              ------------    ------------
                                                                   426,246         488,237
                                                              ------------    ------------
              CHEMICALS-0.90%
      3,200   IMC Global, Inc..............................        124,973         125,200
                                                              ------------    ------------
              CHEMICALS-SPECIALTY-4.67%
      4,800   Cabot Corp...................................        124,082         120,600
      6,100   Mallinckrodt Group, Inc......................        248,371         269,162
      4,200   Sigma-Aldrich Corp...........................        226,343         262,237
                                                              ------------    ------------
                                                                   598,796         651,999
                                                              ------------    ------------
              COMPUTER-SOFTWARE-0.92%
      3,500   Fiserv, Inc. (a).............................        124,865         128,625
                                                              ------------    ------------
              CONTAINERS AND PACKAGING-0.93%
      2,400   Crown Cork & Seal Company, Inc. (a)..........        122,772         130,500
                                                              ------------    ------------
              DRUGS-2.88%
      3,000   Johnson & Johnson............................        150,645         149,250
      3,900   Schering-Plough Corp.........................        234,476         252,525
                                                              ------------    ------------
                                                                   385,121         401,775
                                                              ------------    ------------
              ELECTRICAL EQUIPMENT-2.34%
      3,300   General Electric Co..........................        286,807         326,287
                                                              ------------    ------------
              ELECTRONIC-CONTROLS AND EQUIPMENT-0.90%
      3,000   Cooper Industries, Inc.......................        121,795         126,375
                                                              ------------    ------------
              ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-3.61%
      4,200   Avnet, Inc...................................        200,326         244,650
     11,100   Vishay Intertechnology, Inc. (a).............        233,061         259,463
                                                              ------------    ------------
                                                                   433,387         504,113
                                                              ------------    ------------
              FINANCE SERVICES-0.92%
      2,000   Finova Group, Inc............................        124,180         128,500
                                                              ------------    ------------
              FOOD-6.26%
      5,600   Archer-Daniels-Midland Co....................        121,923         123,200
      4,900   ConAgra, Inc.................................        216,836         243,775
      3,500   Heinz (H.J.) Co..............................        124,316         125,125
      5,000   Sara Lee Corp................................        171,667         186,250
      6,000   Sysco Corp...................................        191,843         195,750
                                                              ------------    ------------
                                                                   826,585         874,100
                                                              ------------    ------------

                                                                                 Market
    Shares                                                      Cost (b)       Value (c)
   --------                                                   ------------    ------------
              HEALTH CARE SERVICES-2.28%
      7,800   Columbia/HCA Healthcare Corp.................   $    284,261    $    317,850
                                                              ------------    ------------
              HOUSEHOLD PRODUCTS-1.00%
      1,300   Procter & Gamble Co..........................        114,585         139,750
                                                              ------------    ------------
              MACHINERY-0.93%
      5,100   Pall Corp....................................        131,682         130,050
                                                              ------------    ------------
              MACHINERY-SPECIALTY-1.84%
      3,200   Grainger (W.W.), Inc.........................        235,837         256,800
                                                              ------------    ------------
              METALS-MINING AND MISCELLANEOUS-1.63%
      5,000   Cleveland-Cliffs, Inc........................        195,536         226,875
                                                              ------------    ------------
              NATURAL GAS TRANSMISSIONS-3.07%
      4,700   Enron Corp...................................        205,487         202,688
      6,000   Williams Companies, Inc......................        197,584         225,000
                                                              ------------    ------------
                                                                   403,071         427,688
                                                              ------------    ------------
              OFFICE EQUIPMENT AND SUPPLIES-4.20%
      1,500   International Business Machines Corp.........        150,682         226,500
      3,300   Pitney Bowes, Inc............................        158,827         179,850
      3,400   Xerox Corp...................................        177,133         178,925
                                                              ------------    ------------
                                                                   486,642         585,275
                                                              ------------    ------------
              OIL-CRUDE PETROLEUM AND GAS-5.16%
      3,000   Anadarko Petroleum Corp......................        166,958         194,250
      3,200   Exxon Corp...................................        268,066         313,600
      9,500   Union Texas Petroleum Holdings, Inc..........        194,005         212,563
                                                              ------------    ------------
                                                                   629,029         720,413
                                                              ------------    ------------
              OIL-REFINING-1.90%
      2,000   Atlantic Richfield Co........................        263,868         265,000
                                                              ------------    ------------
              PRECISION INSTRUMENTS-TEST, RESEARCH-1.53%
      2,200   Emerson Electric Co..........................        185,238         212,850
                                                              ------------    ------------
              PRINTING-0.84%
      5,800   Unisource Worldwide, Inc. (a)................        117,748         117,450
                                                              ------------    ------------
              RAILROAD AND RAILROAD EQUIPMENT-1.80%
      2,900   Burlington Northern Santa Fe Corp............        241,560         250,488
                                                              ------------    ------------
              REAL ESTATE-INVESTMENT TRUST-4.05%
      6,200   Developers Diversified Realty Corp...........        196,398         230,175
      9,600   Kimco Realty Corp............................        272,207         334,800
                                                              ------------    ------------
                                                                   468,605         564,975
                                                              ------------    ------------
              RECREATION EQUIPMENT-0.89%
      6,800   International Game Technology................        121,958         124,100
                                                              ------------    ------------
              RETAIL-DEPARTMENT STORES-3.07%
      6,400   Federated Department Stores, Inc. (a)........        210,226         218,400
      4,500   May Department Stores Co.....................        206,678         210,375
                                                              ------------    ------------
                                                                   416,904         428,775
                                                              ------------    ------------
              RETAIL-SPECIALTY-1.76%
      4,900   Home Depot, Inc..............................        263,046         245,613
                                                              ------------    ------------
              TELECOMMUNICATIONS-3.71%
      4,400   Ameritech Corp...............................        246,104         266,750
      5,200   Nynex Corp...................................        235,219         250,250
                                                              ------------    ------------
                                                                   481,323         517,000
                                                              ------------    ------------
              TOBACCO-1.70%
      2,100   Philip Morris Companies, Inc.................        240,786         236,513
                                                              ------------    ------------
              UTILITIES-TELEPHONE-3.70%
      4,900   SBC Communications, Inc......................        246,497         253,575
      6,600   Sprint Corp..................................        266,178         263,175
                                                              ------------    ------------
                                                                   512,675         516,750
                                                              ------------    ------------
              TOTAL COMMON STOCKS..........................   $ 11,458,173    $ 12,412,806
                                                              ------------    ------------
                                                              ------------    ------------

PREFERRED STOCKS-1.63%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             PAPER-1.63%
    7,200    James River Corp. of Virginia Conv. Ser P
               Preferred..................................   $   185,600     $   226,800
                                                             ------------    ------------
             TOTAL EQUITY INVESTMENTS.....................   $11,643,773     $12,639,606
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS-10.89%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               BANKS-2.97%
   $414,000    First Trust Money Market Variable Rate Time
                 Deposit, Current rate -- 5.25%.............   $   414,000
                                                               ------------
               DIVERSIFIED FINANCE-4.34%
    606,000    Associates Corp. Master Variable Rate Note,
                 Current rate -- 5.31%......................       606,000
                                                               ------------
               U.S. GOVERNMENT AGENCY-3.58%
    500,000    Federal National Mortgage Assoc., 5.40%,
                 1-7-1997...................................       499,485
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     1,519,485
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $13,163,258) (b)...........................   $14,159,091
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $13,172,569 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $1,067,965
Unrealized depreciation.....................................     (81,443)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $  986,522
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-81.40%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              AEROSPACE AND EQUIPMENT-1.92%
    39,200    United Technologies Corp.....................   $ 2,250,682     $   2,587,200
                                                              ------------    -------------
              AUTOMOBILE AND MOTOR VEHICLE PARTS-2.19%
    27,000    Genuine Parts Co.............................     1,079,390         1,201,500
    39,000    Tenneco, Inc. (a)............................     1,784,915         1,759,875
                                                              ------------    -------------
                                                                2,864,305         2,961,375
                                                              ------------    -------------
              BANKS-4.08%
    55,000    Banc One Corp................................     1,981,037         2,365,000
    22,000    Chase Manhattan Corp.........................     1,858,455         1,963,500
    30,000    Union Planters Corp..........................     1,041,287         1,170,000
                                                              ------------    -------------
                                                                4,880,779         5,498,500
                                                              ------------    -------------
              BUSINESS SERVICES AND SUPPLIES-1.07%
    31,500    Omnicom Group, Inc...........................       969,907         1,441,125
                                                              ------------    -------------
              DIVERSIFIED COMPANIES-2.53%
    25,500    Chemed Corp..................................       901,850           930,750
    30,000    Minnesota Mining and Manufacturing Co........     1,860,371         2,486,250
                                                              ------------    -------------
                                                                2,762,221         3,417,000
                                                              ------------    -------------
              DRUGS-9.10%
    29,300    Abbott Laboratories..........................     1,110,928         1,486,975
    33,000    American Home Products Corp..................     1,437,860         1,934,625
    33,000    Lilly (Eli) & Co., Inc.......................     1,489,560         2,409,000
    30,000    Merck & Co., Inc.............................     1,642,851         2,377,500
    20,000    Pfizer, Inc..................................       932,096         1,657,500
    61,000    Pharmacia and UpJohn, Inc....................     2,514,623         2,417,125
                                                              ------------    -------------
                                                                9,127,918        12,282,725
                                                              ------------    -------------
              ELECTRICAL EQUIPMENT-1.45%
    19,800    General Electric Co..........................     1,277,216         1,957,725
                                                              ------------    -------------
              FINANCE SERVICES-9.95%
    27,500    American Express Co..........................       969,270         1,553,750
    37,100    Beneficial Corp..............................     1,802,661         2,351,212
    43,200    Federal National Mortgage Association........       975,787         1,609,200
    33,000    Green Tree Financial Corp....................     1,127,474         1,274,625
    32,000    Household International, Inc.................     1,737,322         2,952,000
    44,850    MBNA Corp....................................       899,373         1,861,275
    19,600    Student Loan Marketing Association...........     1,020,328         1,825,250
                                                              ------------    -------------
                                                                8,532,215        13,427,312
                                                              ------------    -------------
              FOOD-3.75%
    55,000    ConAgra, Inc.................................     2,380,104         2,736,250
    65,000    Heinz (H.J.) Co..............................     2,076,425         2,323,750
                                                              ------------    -------------
                                                                4,456,529         5,060,000
                                                              ------------    -------------
              HAND TOOLS AND GENERAL HARDWARE-1.78%
    67,500    Snap-On, Inc.................................     2,030,431         2,404,687
                                                              ------------    -------------
              HOUSEHOLD PRODUCTS-1.40%
    18,800    Clorox Co....................................     1,266,517         1,887,050
                                                              ------------    -------------
              INSURANCE-1.20%
    41,000    Safeco Corp..................................     1,399,125         1,616,937
                                                              ------------    -------------
              MACHINERY-OIL AND WELL-1.88%
    41,000    Dresser Industries, Inc......................       892,957         1,271,000
    21,000    Halliburton Co...............................       786,965         1,265,250
                                                              ------------    -------------
                                                                1,679,922         2,536,250
                                                              ------------    -------------

--------------------------------------------------------------------------------

                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              MEDICAL SUPPLIES-1.67%
    55,000    Baxter International, Inc....................   $ 2,002,824     $   2,255,000
                                                              ------------    -------------
              NATURAL GAS TRANSMISSIONS-9.60%
    57,127    El Paso Natural Gas Co.......................     1,836,879         2,884,914
    41,500    Enron Corp...................................     1,467,824         1,789,688
    84,500    PanEnergy Corp...............................     2,520,241         3,802,500
    41,600    Sonat, Inc...................................     1,352,679         2,142,400
    62,250    Williams Companies, Inc......................     1,586,546         2,334,375
                                                              ------------    -------------
                                                                8,764,169        12,953,877
                                                              ------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-6.50%
    22,000    Amoco Corp...................................     1,454,173         1,771,000
    40,300    Baker Hughes, Inc............................       842,123         1,390,350
    24,000    Exxon Corp...................................     1,982,160         2,352,000
    24,000    Kerr-McGee Corp..............................     1,331,177         1,728,000
    94,800    Monterey Resources, Inc. (a).................     1,436,694         1,528,650
                                                              ------------    -------------
                                                                7,046,327         8,770,000
                                                              ------------    -------------
              PUBLISHING-2.10%
    37,800    McGraw Hill Companies, Inc...................     1,492,990         1,743,525
    27,000    Readers Digest Association, Inc. Class A
                Non-Voting.................................     1,234,707         1,086,750
                                                              ------------    -------------
                                                                2,727,697         2,830,275
                                                              ------------    -------------
              RAILROAD AND RAILROAD EQUIPMENT-1.00%
    76,500    Tranz Rail Holdings, Ltd. ADR (a)............       956,250         1,353,094
                                                              ------------    -------------
              REAL ESTATE-INVESTMENT TRUST-2.99%
    71,000    Beacon Properties Corp.......................     2,183,250         2,600,375
    42,500    Highwoods Properties, Inc....................     1,253,750         1,434,375
                                                              ------------    -------------
                                                                3,437,000         4,034,750
                                                              ------------    -------------
              RETAIL-DEPARTMENT STORES-0.92%
    26,800    Sears Roebuck & Co...........................       886,773         1,236,150
                                                              ------------    -------------
              RETAIL-SPECIALTY-1.96%
    77,000    Intimate Brands, Inc.........................     1,137,947         1,309,000
    33,500    Rite Aid Corp................................       809,055         1,331,625
                                                              ------------    -------------
                                                                1,947,002         2,640,625
                                                              ------------    -------------
              TELECOMMUNICATIONS-0.56%
    16,204    Lucent Technologies, Inc.....................       736,008           749,435
                                                              ------------    -------------
              TOBACCO-3.02%
    30,000    American Brands, Inc.........................     1,216,046         1,488,750
    23,000    Philip Morris Companies, Inc.................     1,794,669         2,590,375
                                                              ------------    -------------
                                                                3,010,715         4,079,125
                                                              ------------    -------------
              UTILITIES-TELEPHONE-8.78%
    50,000    AT & T Corp..................................     2,012,265         2,175,000
    43,000    Deutsche Telekom AG ADR (a)..................       812,270           876,125
    53,400    Frontier Corp................................     1,369,424         1,208,175
    45,000    GTE Corp.....................................     1,932,878         2,047,500
    40,500    Sprint Corp..................................     1,437,021         1,614,938
    23,000    Telecom Corp. of New Zealand Ltd. ADR........     1,432,604         1,863,000
    64,000    US West Communications Group.................     1,988,480         2,064,000
                                                              ------------    -------------
                                                               10,984,942        11,848,738
                                                              ------------    -------------
              TOTAL COMMON STOCKS..........................   $85,997,474     $ 109,828,955
                                                              ------------    -------------
                                                              ------------    -------------

FORTIS SERIES FUND, INC.
GROWTH & INCOME SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

PREFERRED STOCKS-4.79%

--------------------------------------------------------------------------------
                                                                                 Market
    Shares                                                      Cost (b)        Value (c)
   --------                                                   ------------    -------------
              CONTAINERS AND PACKAGING-1.46%
    37,900    Crown Cork and Seal Co., Inc. Convertible
                Preferred 4.50%............................   $ 1,677,075     $   1,970,800
                                                              ------------    -------------
              INSURANCE-2.97%
    95,000    Sunamerica, Inc. Convertible Preferred 8.50%
                (a)........................................     3,564,404         4,013,750
                                                              ------------    -------------
              OIL-CRUDE PETROLEUM AND GAS-0.36%
     9,000    Nuevo Energy Co. Convertible Preferred Series
                A..........................................       450,000           482,625
                                                              ------------    -------------
              TOTAL PREFERRED STOCKS.......................   $ 5,691,479     $   6,467,175
                                                              ------------    -------------
                                                              ------------    -------------
              TOTAL EQUITY INVESTMENTS.....................   $91,688,953     $ 116,296,130
                                                              ------------    -------------
                                                              ------------    -------------

SHORT-TERM INVESTMENTS-12.78%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-4.48%
   $6,044,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.19%.............   $   6,044,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.97%
    4,005,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.29%......................       4,005,000
                                                                 -------------
                 U.S. GOVERNMENT AGENCY-5.33%
    7,200,000    Federal National Mortgage Assoc., 5.40%,
                   1-7-1997...................................       7,192,580
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      17,241,580
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $108,930,533) (B)..........................   $ 133,537,710
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $108,930,533 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $25,183,661
Unrealized depreciation.....................................     (576,484)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $24,607,177
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.03% of net assets as of December 31, 1996.

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-97.77%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             BASIC INDUSTRY-5.51%
      700    Air Products & Chemicals.....................   $     45,414    $     48,387
      500    Alco Standard Corp...........................         26,087          25,812
    1,300    Allied Signal, Inc...........................         82,177          87,100
      100    Armstrong World Industry.....................          5,579           6,950
      400    Ashland, Inc.................................         17,058          17,550
      200    Avery Dennison Corp..........................          5,440           7,075
      100    Ball Corp....................................          2,979           2,600
      100    Bemis, Inc...................................          3,140           3,687
      100    Boise Cascade Corp...........................          4,391           3,175
      400    Centex Corp..................................         12,291          15,050
      200    Champion International Corp..................          8,719           8,650
      500    Crown Cork & Seal............................         23,725          27,187
      900    Dow Chemical Co..............................         73,648          70,537
    2,200    Du Pont (E.I.) De Nemours....................        189,265         207,625
      300    Eastman Chemical Co..........................         18,136          16,575
      700    Engelhard Corp...............................         15,324          13,387
      300    Fluor Corp...................................         19,111          18,825
      100    FMC Corp. (a)................................          6,766           7,012
      100    Foster Wheeler Corp..........................          4,566           3,712
      300    Georgia-Pacific Corp.........................         22,273          21,600
      300    Goodrich (B.F.) Co...........................         12,430          12,150
      200    Grace (W. R.) & Co...........................         10,126          10,350
      200    Great Lakes Chemical.........................         12,634           9,350
      400    Hercules, Inc................................         22,765          17,300
    1,200    International Paper..........................         50,234          48,450
      600    James River Corp. of Virginia................         15,720          19,875
    1,000    Kimberly Clark Corp..........................         81,399          95,250
      200    Louisiana Pacific Corp.......................          4,784           4,225
      600    Masco Corp...................................         19,405          21,600
      200    Mead Corp....................................         11,171          11,625
    2,000    Monsanto Co..................................         68,878          77,750
      400    Morton International, Inc....................         14,681          16,300
      300    Nalco Chemical Co............................         10,323          10,837
    1,200    Occidental Petroleum Corp....................         29,823          28,050
      100    Potlatch Corp................................          4,229           4,300
      700    PPG Industries, Inc..........................         37,063          39,287
      700    Praxair, Inc.................................         29,676          32,287
      200    Rohm & Haas Co...............................         13,269          16,325
      100    Sherwin Williams Co..........................          4,465           5,600
      300    Sigma Aldrich Corp...........................         16,027          18,731
      600    Stone Container Corp.........................          8,320           8,925
      100    Temple Inland, Inc...........................          4,665           5,412
      100    Union Camp Corp..............................          4,978           4,775
      400    Union Carbide Corp. Holdings Co..............         18,333          16,350
      700    Westvaco Corp................................         20,241          20,125
      500    Weyerhaeuser Co..............................         22,734          23,687
      300    Willamette Industries, Inc...................         19,025          20,887
                                                             ------------    ------------
                                                                1,153,487       1,212,299
                                                             ------------    ------------
             CAPITAL SPENDING-21.78%
      600    3 Com Corp. (a)..............................         30,645          44,025
      600    Advanced Micro Devices (a)...................          7,970          15,450
      100    Alexander & Alexander........................          2,006           1,737
      100    Amdahl Corp. (a).............................            847           1,212
      900    Amp, Inc.....................................         33,594          34,537
      100    Andrew Corp. (a).............................          3,850           5,306
      600    Apple Computer, Inc. (a).....................         14,931          12,525
      800    Applied Materials, Inc. (a)..................         24,786          28,750
      100    Autodesk, Inc................................          3,942           2,800
    1,000    Automatic Data Processing....................         40,709          42,875
      600    Bay Networks, Inc. (a).......................         17,203          12,525

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      500    Block H & R, Inc.............................   $     13,769    $     14,500
    1,033    Boeing Co....................................         91,975         109,885
      100    Briggs & Stratton Corp.......................          4,379           4,400
      700    Browning Ferris Industries...................         20,094          18,375
      800    Cabletron System, Inc. (a)...................         25,227          26,600
      200    Case Corp....................................          9,771          10,900
      900    Caterpillar, Inc.............................         64,006          67,725
      400    Ceridian Corp. (a)...........................         18,296          16,200
      100    Cincinnati Milacron..........................          2,618           2,187
    2,600    Cisco Systems, Inc. (a)......................        146,745         165,425
      800    Cognizant Corp...............................         26,729          26,400
    1,000    Compaq Computer Corp. (a)....................         50,026          74,250
    1,600    Computer Association International...........         88,181          79,600
      300    Computer Sciences (a)........................         22,761          24,637
      500    Cooper Industries............................         20,012          21,062
      150    Crane Co.....................................          4,168           4,350
    1,550    CUC International, Inc. (a)..................         37,199          36,812
      100    Cummins Engine, Inc..........................          4,593           4,600
      200    Data General Corp. (a).......................          2,512           2,900
    1,100    Deere & Co...................................         43,988          44,687
      600    Dell Computer Corp. (a)......................         21,437          31,875
      400    Deluxe Corp..................................         14,452          13,100
      300    Digital Equipment Corp. (a)..................         14,537          10,912
      600    Dover Corp...................................         29,685          30,150
      600    Dresser Industries, Inc......................         16,730          18,600
      400    DSC Communications (a).......................         11,037           7,150
      300    Dun & Bradstreet.............................          6,795           7,125
      900    E M C Corp. (a)..............................         18,481          29,812
      300    Eaton Corp...................................         17,415          20,925
      100    EG & G, Inc..................................          2,066           2,012
    1,000    Emerson Electric Co..........................         89,119          96,750
    1,700    First Data Corp..............................         65,058          62,050
      200    General Dynamics Corp........................         12,971          14,100
    6,100    General Electric Co..........................        529,638         603,137
      100    General Signal Corp..........................          3,841           4,275
      500    Genuine Parts Co.............................         22,575          22,250
      100    Giddings & Lewis, Inc........................          1,875           1,287
      200    Grainger (W.W.), Inc.........................         13,809          16,050
      300    Harnischfeger Industries.....................         12,274          14,437
      100    Harris Corp..................................          6,243           6,862
    4,000    Hewlett Packard Co...........................        186,437         201,000
      400    Honeywell, Inc...............................         21,133          26,300
      400    Illinois Tool Works, Inc.....................         25,933          31,950
      600    Ingersoll Rand Co............................         26,583          26,700
    3,000    Intel Corp...................................        286,851         392,812
      200    Intergraph Corp. (a).........................          2,300           2,050
    2,000    International Business Machines..............        245,638         302,000
      300    Interpublic Group............................         14,261          14,250
      600    ITT Industries, Inc..........................         14,358          14,700
      100    Johnson Controls, Inc........................          6,904           8,287
    1,000    Laidlaw, Inc. ADR............................         10,038          11,500
      700    Lockheed Martin Corp.........................         57,236          64,050
      300    LSI Logic Corp. (a)..........................          8,302           8,025
      100    McDermott International, Inc.................          1,940           1,662
    1,200    McDonnell Douglas Corp.......................         59,957          76,800
    1,400    Micron Technology, Inc.......................         41,379          40,775
    4,500    Microsoft Corp. (a)..........................        284,324         371,812
    1,800    Minnesota Mining & Manufacturing Co..........        127,402         149,175
    2,300    Motorola, Inc................................        124,721         141,162
      600    National Semiconductor (a)...................          8,990          14,625
      100    National Service Industry....................          3,893           3,737
      900    Northern Telecom, Ltd........................         45,350          55,687

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      200    Northrop Grumman Co..........................   $     13,772    $     16,550
    1,300    Novell, Inc. (a).............................         14,824          12,309
    2,800    Oracle System Corp. (a)......................        105,502         116,900
      100    Owens Corning................................          4,040           4,262
      600    Pall Corp....................................         14,870          15,300
      200    Parker Hannifin Corp.........................          7,459           7,750
      100    Perkin Elmer Corp............................          5,191           5,887
      600    Pitney Bowes, Inc............................         31,733          32,700
      100    Raychem Corp.................................          7,556           8,012
      900    Raytheon Co..................................         47,446          43,312
      800    Rockwell International Corp..................         41,729          48,700
      400    Ryder System, Inc............................         11,796          11,250
      400    Safety Kleen Corp............................          6,071           6,550
      100    Scientific Atlanta...........................          1,790           1,500
    1,000    Seagate Technology (a).......................         26,155          39,500
    1,100    Service Corp. International..................         30,241          30,800
      100    Shared Medical System Corp...................          6,355           4,925
      300    Silicon Graphics (a).........................          7,385           7,650
      300    Snap-On, Inc.................................          9,533          10,687
      200    Stanley Works................................          6,266           5,400
    2,000    Sun Microsystem, Inc. (a)....................         56,060          51,375
      600    Tandem Computers, Inc. (a)...................          6,483           8,250
      100    Tektronix, Inc...............................          3,816           5,125
      800    Tellabs, Inc. (a)............................         27,838          30,100
      800    Texas Instruments, Inc.......................         39,442          51,000
      200    Textron, Inc.................................         16,521          18,850
      200    Thomas & Betts Corp..........................          7,883           8,875
      100    Timken Co....................................          4,091           4,587
      100    Trinova Corp.................................          3,431           3,637
      400    TRW, Inc.....................................         18,483          19,800
      500    Tyco International, Ltd., Class B............         19,924          26,437
      700    Unisys Corp. (a).............................          4,501           4,725
    1,000    United Technologies Corp.....................         60,277          66,000
    1,700    WMX Technologies, Inc........................         56,160          55,462
    1,400    Xerox Corp...................................         68,180          73,675
                                                             ------------    ------------
                                                                4,184,304       4,786,997
                                                             ------------    ------------
             CONSUMER DISCRETIONARY-11.67%
      600    Albertsons, Inc..............................         23,305          21,375
      300    American Greetings Corp......................          8,573           8,512
      600    American Stores Co...........................         23,183          24,525
      400    Black & Decker Mfg. Co.......................         15,817          12,050
      500    Brunswick Corp...............................         11,514          12,000
      600    Charming Shoppes, Inc. (a)...................          3,528           3,037
    3,100    Chrysler Corp................................         98,537         102,300
      200    Circuit City Stores..........................          6,032           6,025
    1,400    Comcast Corp.................................         23,897          24,937
      300    Cooper Tire & Rubber.........................          6,898           5,925
      200    CVS Corp.....................................          6,552           8,275
      200    Dana Corp....................................          6,207           6,525
      900    Darden Restaurant............................          8,698           7,875
    1,100    Dayton Hudson Corp...........................         37,122          43,175
      200    Dillard Department Stores....................          7,119           6,175
    2,800    Disney (Walt) Co. Holdings...................        182,010         194,950
      700    Donnelley (R.R.) & Sons......................         22,798          21,962
      200    Dow Jones & Co., Inc.........................          7,796           6,775
      100    Echlin, Inc..................................          3,665           3,162
    1,200    Federated Department Stores (a)..............         40,603          40,950
      100    Fleetwood Enterprises........................          2,516           2,750
      200    Fleming Co., Inc.............................          3,108           3,450
    4,800    Ford Motor Co................................        159,249         153,000
      300    Fruit of the Loom, Inc. (a)..................          9,040          11,362
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      400    Gannett, Inc.................................   $     27,344    $     29,950
    1,100    Gap, Inc.....................................         33,368          33,137
      600    General Instruments Corp. (a)................         14,694          12,975
    2,700    General Motors Corp..........................        141,863         150,525
      200    Giant Foods, Inc.............................          6,696           6,900
      600    Goodyear Tire & Rubber Co....................         29,386          30,825
      100    Great Atlantic & Pacific Tea Co..............          3,406           3,187
      200    Harcourt General, Inc........................          9,396           9,225
      100    Harland John H. Co...........................          2,691           3,300
      200    Harrah's Entertainment, Inc. (a).............          5,334           3,975
      400    Hasbro, Inc..................................         16,033          15,550
      500    HFS, Inc. (a)................................         32,030          29,875
    1,000    Hilton Hotels Corp...........................         27,078          26,125
    2,000    Home Depot, Inc..............................        105,686         100,250
      300    ITT Corp. (a)................................         18,173          13,012
      100    Jostens, Inc.................................          1,981           2,112
    1,700    K Mart Corp. (a).............................         18,063          17,637
      100    King World Productions, Inc. (a).............          4,141           3,687
      500    Knight-Ridder, Inc...........................         18,884          19,125
      200    Kroger Co. (a)...............................          8,034           9,300
    1,000    Limited (The), Inc...........................         20,334          18,375
      400    Liz Claiborne, Inc...........................         13,693          15,450
      100    Longs Drug Stores, Inc.......................          4,429           4,912
      500    Lowe's Companies, Inc........................         17,749          17,750
      100    Luby's Cafeterias, Inc.......................          2,429           1,987
      400    Mariott International, Inc...................         21,171          22,100
    1,000    Mattel, Inc..................................         26,259          27,750
      900    May Department Stores Co.....................         42,033          42,075
      400    Maytag Corp..................................          8,131           7,900
    2,900    McDonald's Corp..............................        133,999         131,225
      500    McGraw Hill Companies, Inc...................         22,405          23,062
      100    Mercantile Stores Co., Inc...................          6,104           4,938
      100    Meredith Corp................................          4,604           5,275
      200    Moore Corp., Ltd.............................          3,857           4,075
      100    Nacco Industries, Inc........................          6,116           5,350
      100    Navistar International Corp. (a).............          1,040             913
      400    New York Times Co............................         13,519          15,200
    1,000    Nike, Inc., Class B..........................         52,400          59,750
      300    Nordstrom, Inc...............................         13,000          10,631
      100    Paccar, Inc..................................          4,600           6,800
      900    Penney (J.C.), Inc...........................         46,431          43,875
      100    Pep Boys Manny Moe & Jack....................          3,328           3,075
      800    Price/Costco, Inc. (a).......................         15,861          20,100
      200    Reebok International, Ltd....................          6,319           8,400
      200    Rite Aid Corp................................          6,394           7,950
      100    Russell Corp.................................          2,818           2,975
      600    Ryans Family Steak (a).......................          4,622           4,125
    1,800    Sears Roebuch & Co...........................         84,627          83,025
      200    Shoneys, Inc. (a)............................          2,183           1,400
      100    Springs Industries, Inc., Class A............          4,416           4,300
      100    Stride Rite Corp.............................            904           1,000
      600    Supervalu, Inc...............................         16,833          17,025
    1,000    Sysco Corp...................................         33,241          32,625
      200    Tandy Corp...................................          8,894           8,800
    2,100    Tele-Communications TCI Group, Inc. (a)......         30,999          27,431
      800    Tenneco, Inc. (a)............................         35,901          36,100
    2,100    Time Warner, Inc.............................         83,424          78,750
      400    Times Mirror Co., Class A....................         17,331          19,900
      300    TJX Companies, Inc...........................          9,290          14,213
    1,000    Toys"R"US, Inc. (a)..........................         27,009          30,000
      300    Tribune Co...................................         21,977          23,663
    2,400    US West Media Group (a)......................         45,634          44,400

--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      200    V F Corp.....................................   $     11,571    $     13,500
    1,400    Viacom, Inc., Class B (a)....................         52,905          48,825
    8,800    Wal-Mart Stores, Inc.........................        224,294         201,300
      900    Walgreen Co..................................         31,546          36,000
      800    Wendy's International, Inc...................         15,528          16,400
    1,200    Westinghouse Electric Co.....................         21,706          23,850
      100    Whirlpool Corp...............................          5,553           4,663
      500    Winn Dixie Stores, Inc.......................         17,324          15,813
      600    Woolworth Corp. (a)..........................         12,673          13,125
                                                             ------------    ------------
                                                                2,561,456       2,563,870
                                                             ------------    ------------
             CONSUMER STAPLES-12.99%
      100    Alberto-Culver Co............................          3,743           4,800
    1,000    American Brands, Inc.........................         45,764          49,625
    1,700    Anheuser Busch Companies, Inc................         61,769          68,000
    2,070    Archer-Daniels Midland.......................         39,601          45,540
      400    Avon Products, Inc...........................         18,527          22,850
      200    Brown Forman Corp............................          7,946           9,150
      900    Campbell Soup Co.............................         61,871          72,225
      200    Clorox Co....................................         17,971          20,075
    9,500    Coca Cola Co.................................        449,548         499,938
      600    Colgate-Palmolive Co.........................         51,754          55,350
    1,100    Conagra, Inc.................................         50,256          54,725
      100    Coors Adolph Co., Class B....................          1,818           1,900
      800    CPC International, Inc.......................         60,079          62,000
    1,200    Eastman Kodak Co.............................         87,480          96,300
      300    Ecolab, Inc..................................          9,824          11,288
      500    General Mills, Inc...........................         28,760          31,688
    2,000    Gillette Co..................................        126,763         155,500
    1,400    Heinz (H.J.) Co..............................         48,494          50,050
      800    Hershey Foods Corp...........................         32,971          35,000
      200    International Flavors & Fragrance, Inc.......          9,382           9,000
    5,400    Johnson & Johnson Co.........................        264,221         268,650
      700    Kellogg Co...................................         49,903          45,938
      300    Newell Co....................................          8,423           9,450
    6,100    Pepsico, Inc.................................        189,349         178,425
    3,000    Philip Morris Co., Inc.......................        290,701         337,875
      200    Pioneer Hi-Bred International................         10,659          14,000
      100    Polaroid Corp................................          4,592           4,350
    2,600    Procter & Gamble Co..........................        241,865         279,500
      400    Quaker Oats Co...............................         14,392          15,250
      400    Ralston-Ralston Purina Group.................         26,857          29,350
      700    Rubbermaid, Inc..............................         20,136          15,925
    1,900    Sara Lee Corp................................         64,898          70,775
    1,500    Seagrams, Ltd................................         54,124          58,125
      200    Tupperware Corp..............................          8,219          10,725
      500    Unilever N.V.................................         82,593          87,625
      900    UST, Inc.....................................         27,769          29,138
      200    Whitman Corp.................................          4,857           4,575
      700    Wrigley Jr., William Co......................         39,437          39,375
                                                             ------------    ------------
                                                                2,617,316       2,854,055
                                                             ------------    ------------
             ENERGY & RELATED-9.56%
      400    Amerada Hess Corp............................         22,046          23,150
    2,000    Amoco Corp...................................        147,664         161,000
      500    Atlantic Richfield...........................         61,060          66,250
      600    Baker Hughes, Inc............................         20,298          20,700
      500    Burlington Resources, Inc....................         22,138          25,188
    2,800    Chevron Corp.................................        169,665         182,000
      500    Coastal Corp.................................         20,950          24,438
      100    Columbia Gas Systems, Inc....................          4,553           6,363
      400    Cons Natural Gas.............................         20,428          22,100
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      100    Eastern Enterprises..........................   $      3,504    $      3,538
    1,200    Enron Corp...................................         49,929          51,750
      400    Enserch Corp.................................          8,059           9,200
    4,600    EXXON Corp...................................        393,287         450,800
      500    Halliburton Co...............................         28,621          30,125
      100    Helmerich & Payne............................          3,704           5,213
      100    Kerr-McGee Corp..............................          6,353           7,200
      200    Louisiana Land & Exploration Co..............         10,933          10,725
    1,500    Mobil Corp...................................        176,129         183,375
      300    Nicor, Inc...................................          9,587          10,725
      800    Noram Energy Corp............................         10,804          12,300
      100    Oneok, Inc...................................          2,617           3,000
    1,000    Oryx Energy Co. (a)..........................         19,395          24,750
      500    Pacific Enterprises..........................         14,640          15,188
      400    PanEnergy Corp...............................         12,746          18,000
      100    Pennzoil Co..................................          4,329           5,650
      100    Peoples Energy Corp., and Rights.............          3,129           3,388
    1,000    Phillips Petroleum Co........................         40,697          44,250
      300    Rowan Companies, Inc. (a)....................          4,665           6,788
    2,100    Royal Dutch Petroleum NY Reg. Shares.........        320,601         358,575
      600    Santa Fe Energy Resources (a)................          7,386           8,325
    1,000    Schlumberger, Ltd............................         89,215          99,875
      300    Sonat, Inc...................................         12,678          15,450
      100    Sun Co., Inc.................................          2,903           2,438
    1,000    Texaco, Inc..................................         89,714          98,125
    1,000    Unocal Corp..................................         35,391          40,625
      900    USX-Marathon Group...........................         18,645          21,488
      100    Western Atlas, Inc. (a)......................          6,016           7,088
      600    Williams Companies, Inc......................         20,034          22,500
                                                             ------------    ------------
                                                                1,894,513       2,101,643
                                                             ------------    ------------
             FINANCE-14.60%
      644    Aetna, Inc...................................         48,319          51,520
      400    Ahmanson H F & Co............................         10,467          13,000
    1,900    Allstate Corp................................         92,789         109,963
    1,800    American Express Co..........................         85,400         101,700
    1,000    American General Corp........................         37,967          40,875
    1,700    American International Group, Inc............        178,503         184,025
      400    Aon Corp.....................................         23,422          24,850
    1,900    Banc One Corp................................         74,218          81,700
    1,600    Bank New York, Inc...........................         46,858          54,000
      500    Bank of Boston Corp..........................         26,925          32,125
    1,500    BankAmerica Corp.............................        126,062         149,625
      200    Bankers Trust of New York Corp...............         15,159          17,250
      600    Barnett Banks, Inc...........................         18,724          24,675
      100    Beneficial Corp..............................          5,791           6,338
      400    Boatmens Bancshares..........................         15,925          25,800
    1,700    Chase Manhattan Corp.........................        129,980         151,725
      600    Chubb Corp...................................         28,040          32,250
      300    Cigna Corp...................................         35,015          40,988
    1,600    Citicorp.....................................        160,107         164,800
      500    Comerica, Inc................................         23,486          26,188
      900    Corestates Financial Corp....................         39,250          46,688
      600    Dean Witter Discovery........................         34,362          39,750
      600    Federal Home Loan Mortgage...................         54,568          66,075
    4,100    Federal National Mortgage Association........        141,470         152,725
      300    Fifth Third Bancorp..........................         16,423          18,844
      500    First Bank System, Inc.......................         31,175          34,125
    1,200    First Chicago NBD Corp.......................         51,351          64,500
      800    First Union Corp.............................         50,879          59,200
    1,000    Fleet Financial Group, Inc...................         42,835          49,875
      300    General Re Corp..............................         44,353          47,325

FORTIS SERIES FUND, INC.
S & P 500 INDEX SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      200    Golden West Financial........................   $     10,847    $     12,625
      500    Great Western Financial Corp.................         12,927          14,500
      700    Green Tree Financial.........................         25,144          27,038
      500    Household International Corp.................         41,788          46,125
      400    ITT Hartford Group...........................         21,730          27,000
      200    Jefferson Pilot Corp.........................         10,809          11,325
      100    Kaufman & Broad Home Corp....................          1,381           1,288
    1,000    KeyCorp......................................         44,651          50,500
      400    Lincoln National Corp........................         18,969          21,000
      400    Loews Corp...................................         30,569          37,700
      200    Marsh & McLennan Companies...................         18,772          20,800
      100    MBIA Inc.....................................         10,363          10,125
    1,000    MBNA Corp....................................         35,504          41,500
      500    Mellon Bank Corp.............................         28,535          35,500
      600    Merrill Lynch & Co...........................         37,713          48,900
      200    MGIC Investment Corp.........................         12,607          15,200
      500    Morgan J. P. & Co., Inc......................         42,235          48,813
      600    Morgan Stanley Group.........................         29,830          34,275
    1,000    National City Corp...........................         38,800          44,875
    1,400    Nationsbank Corp.............................        124,953         136,850
    1,600    Norwest Corp.................................         62,513          69,600
    1,600    PNC Financial Corp...........................         53,956          60,200
      400    Providian Corp...............................         17,605          20,550
      100    Pulte Corp...................................          2,692           3,075
      200    Republic New York Corp.......................         12,697          16,325
      700    Safeco Corp..................................         25,761          27,606
      400    Salomon, Inc.................................         17,457          18,850
      400    St. Paul Companies, Inc......................         22,734          23,450
    1,100    Suntrust Banks, Inc..........................         46,041          54,175
      200    Torchmark Corp...............................          8,734          10,100
      100    Transamerica Corp............................          7,516           7,900
    2,433    Travelers Group, Inc.........................         86,151         110,397
      600    U S Bancorp..................................         22,563          26,963
      100    UNUM Corp....................................          6,003           7,225
      100    US Life Corp.................................          2,806           3,325
      700    USF & G Corp.................................         13,275          14,613
      500    Wachavia Corp................................         22,660          28,250
      400    Wells Fargo & Co.............................        100,858         107,900
                                                             ------------    ------------
                                                                2,819,972       3,208,947
                                                             ------------    ------------
             HEALTH CARE-9.12%
    3,000    Abbott Labs..................................        139,259         152,250
      100    Allergan, Inc................................          3,691           3,563
      400    Alza Corp. (a)...............................         10,784          10,350
    2,500    American Home Products.......................        156,740         146,563
    1,300    Amgen, Inc. (a)..............................         76,660          70,688
      100    Bard (C.R.), Inc.............................          3,578           2,800
      100    Bausch & Lomb................................          3,703           3,500
      900    Baxter International, Inc....................         37,458          36,900
      600    Becton Dickinson.............................         24,249          26,025
      600    Beverly Enterprises (a)......................          7,146           7,650
      600    Biomet, Inc..................................          9,566           9,075
      600    Boston Scientific Corp. (a)..................         30,035          36,000
    1,900    Bristol Myers Squibb.........................        179,575         206,625
    2,650    Columbia/HCA Healthcare Corp.................         97,561         107,988
      900    Corning, Inc.................................         33,773          41,625
      300    Guidant Corp.................................         16,835          17,100
      700    Humana, Inc. (a).............................         14,336          13,388
    2,100    Lilly (Eli) & Co.............................        137,420         153,300
      300    Mallinckrodt Group, Inc......................         12,341          13,238
      100    Manor Care, Inc..............................          2,486           2,700
    1,200    Medtronic, Inc...............................         68,969          81,600
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    4,500    Merck & Co., Inc.............................   $    308,893    $    356,625
      100    Millipore Corp...............................          4,442           4,138
    2,500    Pfizer, Inc..................................        186,865         207,188
    1,400    Pharmacia & Upjohn, Inc......................         58,805          55,475
    1,600    Schering Plough Corp.........................         97,737         103,600
      100    St. Jude Medical, Inc. (a)...................          3,775           4,263
      900    Tenet Healthcare Corp. (a)...................         19,094          19,688
      200    U S Surgical Corp............................          6,947           7,875
      600    United Healthcare............................         29,449          27,000
    1,000    Warner Lambert Co............................         65,185          75,000
                                                             ------------    ------------
                                                                1,847,357       2,003,780
                                                             ------------    ------------
             METAL & MINING-1.38%
    1,200    Alcan Aluminium, Ltd.........................         39,015          40,350
      692    Allegheny Teledyne, Inc......................         12,963          15,916
      600    Aluminum Company of America..................         35,962          38,250
      600    Armco, Inc. (a)..............................          2,571           2,475
      100    ASARCO, Inc..................................          3,381           2,488
    1,700    Barrick Gold Corp............................         49,033          48,875
      400    Battle Mountain Gold Co......................          3,435           2,750
      600    Bethlehem Steel Corp. (a)....................          5,421           5,400
      200    Cyprus Amax Mineral..........................          5,107           4,675
      300    Echo Bay Mines, Ltd..........................          3,524           1,988
      500    Freeport-McMoran Copper & Gold, Inc..........         15,506          14,938
      300    Homestake Mining Co..........................          5,990           4,275
      700    Inco, Ltd....................................         22,027          22,313
      200    Inland Steel Industries, Inc.................          4,008           4,000
      200    Newmont Mining Corp..........................         10,920           8,950
      200    Nucor Corp...................................         11,009          10,200
      300    Phelps Dodge Corp............................         19,486          20,250
      900    Placer Dome, Inc.............................         23,161          19,575
      100    Reynolds Metals Co...........................          5,928           5,638
      700    Santa Fe Pacific Gold Corp...................          9,127          10,763
      300    USX-US Steel Group, Inc......................          8,678           9,413
      600    Worthington Industries, Inc..................         12,750          10,875
                                                             ------------    ------------
                                                                  309,002         304,357
                                                             ------------    ------------
             TRANSPORTATION-1.51%
      300    AMR Corp. (a)................................         25,476          26,438
      800    Burlington Northern Santa Fe.................         68,316          69,100
      100    Caliber System, Inc..........................          3,929           1,925
      200    Conrail, Inc.................................         14,147          19,925
      900    CSX Corp.....................................         42,907          38,025
      500    Delta Air Lines, Inc.........................         37,290          35,438
      200    Federal Express Corp. (a)....................          7,028           8,900
      400    Norfolk Southern Corp........................         34,071          35,000
      400    Southwest Airlines Co........................         10,659           8,850
      700    Union Pacific Corp...........................         34,068          42,088
    1,092    Union Pacific Resources Group................         30,252          31,941
      600    USAir Group, Inc. (a)........................         10,671          14,025
                                                             ------------    ------------
                                                                  318,814         331,655
                                                             ------------    ------------
             UTILITIES-9.65%
    1,800    Airtouch Communication (a)...................         50,348          45,450
      500    Alltel Corp..................................         15,135          15,688
      500    American Electric Power, Inc.................         20,949          20,563
    2,000    Ameritech Corp...............................        111,960         121,250
    6,000    AT & T Corp..................................        249,318         261,000
      400    Baltimore Gas & Electric.....................         10,557          10,700
    1,700    Bell Atlantic Corp...........................        104,103         110,075
    3,700    Bellsouth Corp...............................        146,141         149,388
      700    Carolina Power and Light Co..................         25,597          25,550

--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
      700    Central & South West Corp....................   $     19,278    $     17,938
      500    Cinergy Corp.................................         15,485          16,688
      900    Con Edison Co. NY............................         26,128          26,325
      500    Dominion Resources, Inc......................         19,472          19,250
      500    DTE Energy Co................................         14,863          16,188
      700    Duke Power Co................................         34,547          32,375
    1,500    Edison International.........................         25,847          29,813
    1,200    Entergy Corp.................................         32,988          33,300
    1,000    FPL Group, Inc...............................         44,736          46,000
      300    GPU, Inc.....................................          9,951          10,088
    3,800    GTE Corp.....................................        162,124         172,900
    1,300    Houston Industries, Inc......................         29,380          29,413
    2,431    Lucent Technologies, Inc.....................        113,288         112,434
    2,700    MCI Communications Corp......................         76,814          88,256
      500    Niagara Mohawk Power (a).....................          4,090           4,938
      200    Northern States Power Co.....................          9,434           9,175
    2,000    Nynex Corp...................................         93,907          96,250
      500    Ohio Edison Co...............................         10,687          11,375
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    1,500    Pacific Gas & Electric.......................   $     33,191    $     31,500
    1,600    Pacific Telesis Group........................         55,878          58,800
    1,000    Pacificorp...................................         21,166          20,500
      900    Peco Energy Co...............................         23,007          22,725
      600    PP&L Resources, Inc..........................         13,930          13,800
    1,000    Public Service Enterprise....................         27,007          27,250
    2,500    SBC Communications...........................        126,031         129,375
    2,700    Southern Co..................................         62,046          61,088
    1,400    Sprint Corp..................................         55,671          55,825
      800    Texas Utilities Co...........................         33,013          32,600
      900    Unicom Corp..................................         24,482          24,413
      400    Union Electric Co............................         15,690          15,400
    1,800    US West Communications Group.................         57,127          58,050
    1,400    Worldcom, Inc. (a)...........................         34,485          36,488
                                                             ------------    ------------
                                                                2,059,851       2,120,184
                                                             ------------    ------------
             TOTAL COMMON STOCKS..........................   $ 19,766,072    $ 21,487,787
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS-2.48%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               INVESTMENT COMPANY-2.35%
   $515,514    First American Prime Obligation Fund, Current
                 rate -- 5.06%..............................   $   515,514
                                                               ------------
               U.S. TREASURY BILLS-0.13%
     30,000    U.S. Treasury Bill, 4.83%, 3-27-1997 (e).....        29,654
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................       545,168
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $20,311,240) (b)...........................   $22,032,955
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $20,312,678 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $ 2,087,419
Unrealized depreciation.....................................     (367,142)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $ 1,720,277
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.46% of net assets as of December 31, 1996
 (e) Security pledged as initial margin deposit for open financial futures position detailed below:

FINANCIAL FUTURES-LONG
                                                                                                               UNREALIZED
                                                                                  MARKET VALUE               APPRECIATION/
                                                                  NUMBER OF         COVERED                  (DEPRECIATION)
ISSUER                                                           CONTRACT(S)     BY CONTRACT(S)  EXPIRATION   AT 12/31/96
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500.......................................              1        $  372,250     March 97      (3,250.00)

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-90.91%

--------------------------------------------------------------------------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             AEROSPACE AND EQUIPMENT-1.89%
    3,200    AlliedSignal, Inc............................   $    196,727    $    214,400
    1,300    Lockheed Martin Corp.........................        107,320         118,950
                                                             ------------    ------------
                                                                  304,047         333,350
                                                             ------------    ------------
             APPAREL-0.86%
    5,100    Warnaco Group Class A........................        133,212         151,087
                                                             ------------    ------------
             AUTOMOBILE AND MOTOR VEHICLE PARTS-0.10%
      500    Lear Corp. (a)...............................         14,467          17,062
                                                             ------------    ------------
             BANKS-6.60%
    1,400    Banc One Corp................................         51,529          60,200
    1,200    Bank of Boston Corp..........................         66,811          77,100
    2,100    Chase Manhattan Corp.........................        152,871         187,425
    1,500    Citicorp.....................................        125,131         154,500
      800    KeyCorp......................................         40,936          40,400
    2,800    Mellon Bank Corp.............................        162,642         198,800
    1,300    NationsBank Corp.............................        114,377         127,075
    1,600    Northern Trust Corp..........................         48,043          58,000
    4,100    Norwest Corp.................................        155,774         178,350
      300    Wells Fargo & Co.............................         78,697          80,925
                                                             ------------    ------------
                                                                  996,811       1,162,775
                                                             ------------    ------------
             BEVERAGE-0.78%
      400    Coca-Cola Co.................................         16,781          21,050
    4,000    PepsiCo, Inc.................................        124,843         117,000
                                                             ------------    ------------
                                                                  141,624         138,050
                                                             ------------    ------------
             BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-0.34%
    1,100    Amgen, Inc. (a)..............................         61,666          59,812
                                                             ------------    ------------
             BUILDING MATERIALS-0.41%
    2,000    Masco Corp...................................         65,647          72,000
                                                             ------------    ------------
             BUSINESS SERVICES AND SUPPLIES-3.04%
    4,600    ADT, Ltd. (a)................................         89,832         105,226
    1,500    Catalina Marketing Corp. (a).................         61,227          82,687
    1,600    Ceridian Corp. (a)...........................         77,268          64,800
    4,900    First Data Corp..............................        191,544         178,850
    3,000    Wallace Computer Services, Inc...............         89,753         103,500
                                                             ------------    ------------
                                                                  509,624         535,063
                                                             ------------    ------------
             CHEMICALS-1.28%
    1,100    Du Pont (E.I.) de Nemours & Co...............         88,558         103,812
    2,000    Great Lakes Chemical Corp....................        121,297          93,500
      600    Petrolite Corp...............................         27,113          28,800
                                                             ------------    ------------
                                                                  236,968         226,112
                                                             ------------    ------------
             CHEMICALS-SPECIALTY-0.44%
    3,200    Schluman (A.), Inc...........................         76,675          78,400
                                                             ------------    ------------
             COMPUTER-COMMUNICATIONS EQUIPMENT-1.72%
    1,800    3Com Corp. (a)...............................         92,754         132,075
      800    Ascend Communications, Inc. (a)..............         42,570          49,700
    1,900    Cisco Systems, Inc. (a)......................        107,258         120,887
                                                             ------------    ------------
                                                                  242,582         302,662
                                                             ------------    ------------
             COMPUTER-SOFTWARE-5.47%
    1,300    Adobe Systems, Inc...........................         51,882          48,587
    2,800    Automatic Data Processing, Inc...............        113,073         120,050
    3,800    BMC Software, Inc. (a).......................        122,735         157,225
    1,700    Electronic Data Systems Corp.................         80,739          73,525
    2,600    Informix Corp. (a)...........................         64,862          52,975
    1,200    Microsoft Corp. (a)..........................         63,446          99,150

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    2,000    National Data Corp...........................   $     71,100    $     87,000
    2,300    Oracle Corp. (a).............................         92,059          96,025
    3,700    Reynolds & Reynolds Co., Class A.............         92,796          96,200
    2,400    Sungard Data Systems, Inc. (a)...............         87,848          94,800
      800    Synopsys, Inc. (a)...........................         28,458          37,000
                                                             ------------    ------------
                                                                  868,998         962,537
                                                             ------------    ------------
             CONSUMER GOODS-0.37%
      700    Colgate-Palmolive Co.........................         61,234          64,575
                                                             ------------    ------------
             CONTAINERS AND PACKAGING-0.93%
    3,000    Crown Cork & Seal Company Inc. (a)...........        138,005         163,125
                                                             ------------    ------------
             DRUGS-5.68%
    2,100    American Home Products Corp..................        122,826         123,112
    3,600    Johnson & Johnson............................        176,067         179,100
    1,200    Lilly (Eli) & Co., Inc.......................         78,830          87,600
    2,600    Merck & Co., Inc.............................        194,053         206,050
    2,700    Pfizer, Inc..................................        196,016         223,762
    1,500    Schering-Plough Corp.........................         90,732          97,125
    1,100    Warner-Lambert Co............................         72,161          82,500
                                                             ------------    ------------
                                                                  930,685         999,249
                                                             ------------    ------------
             ELECTRICAL EQUIPMENT-1.18%
    2,100    General Electric Co..........................        174,745         207,637
                                                             ------------    ------------
             ELECTRIC PRODUCTS-0.67%
    1,800    Honeywell, Inc...............................         97,635         118,350
                                                             ------------    ------------
             ELECTRIC-COMPONENTS AND PARTS-1.28%
    4,300    Hubbell, Inc., Class B.......................        153,872         185,975
      900    Linear Technology Corp.......................         29,498          39,487
                                                             ------------    ------------
                                                                  183,370         225,462
                                                             ------------    ------------
             ELECTRONIC-CONTROLS AND EQUIPMENT-0.37%
    1,300    Hewlett-Packard Co...........................         60,102          65,325
                                                             ------------    ------------
             ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.78%
    1,300    Intel Corp...................................        122,516         170,219
    1,600    Maxim Integrated Products, Inc. (a)..........         50,647          69,200
    2,000    Xilinx, Inc. (a).............................         62,380          73,625
                                                             ------------    ------------
                                                                  235,543         313,044
                                                             ------------    ------------
             FINANCE SERVICES-7.91%
    2,550    Aames Financial Corp.........................         80,970          91,481
      600    Advanta Corp., Class B.......................         29,410          24,525
    2,600    American Express Co..........................        124,585         146,900
    2,200    Federal Home Loan Mortgage Corp..............        202,589         242,275
    4,100    Federal National Mortgage Association........        144,502         152,725
    1,600    Green Tree Financial Corp....................         52,981          61,800
    4,200    H & R Block, Inc.............................        115,601         121,800
      900    Household International, Inc.................         73,990          83,025
    3,600    Money Store, Inc. (The)......................         90,596          99,450
    1,500    Student Loan Marketing Association...........        113,277         139,687
    5,033    Travelers Group, Inc.........................        176,475         228,372
                                                             ------------    ------------
                                                                1,204,976       1,392,040
                                                             ------------    ------------
             FOOD-5.91%
    2,300    American Stores Co...........................         91,182          94,012
      700    General Mills, Inc...........................         44,679          44,362
    3,200    Heinz (H.J.) Co..............................        107,178         114,400
    2,900    Interstate Bakeries Corp.....................        103,982         142,462
    2,700    McCormick & Company, Inc.....................         66,545          63,619
    2,500    Nabisco Holdings Corp. Class A...............         84,522          97,187
    1,200    Ralston -- RALSTON PURINA GROUP..............         81,290          88,050
    4,550    Richfood Holdings, Inc.......................        100,851         110,337

--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
    3,400    Safeway, Inc (a).............................   $    129,045    $    145,350
    3,800    Sara Lee Corp................................        130,520         141,550
                                                             ------------    ------------
                                                                  939,794       1,041,329
                                                             ------------    ------------
             FOREST PRODUCTS-0.28%
      700    Williamette Industries, Inc..................         42,381          48,737
                                                             ------------    ------------
             GLASS AND GLASS PRODUCTS, POTTERY-1.00%
    3,800    Corning, Inc.................................        144,577         175,750
                                                             ------------    ------------
             HEALTH CARE SERVICES-3.38%
    2,200    Apria Healthcare Group, Inc. (a).............         55,648          41,250
    4,350    Columbia/HCA Healthcare Corp.................        159,793         177,263
    1,900    Medic Computer Systems, Inc. (a).............         67,954          76,594
    1,300    PacifiCare Health Systems, Inc., Class B
               (a)........................................        104,030         110,825
    1,600    United Healthcare Corp.......................         92,755          72,000
    3,700    Vencor, Inc. (a).............................        109,562         117,013
                                                             ------------    ------------
                                                                  589,742         594,945
                                                             ------------    ------------
             HOTEL AND GAMING-0.39%
    1,600    ITT Corp. (a)................................         68,690          69,400
                                                             ------------    ------------
             HOUSEHOLD PRODUCTS-2.58%
    2,000    Kimberly-Clark Corp..........................        161,825         190,500
    1,300    Procter & Gamble Co..........................        116,151         139,750
    2,300    Tupperware Corp. (a).........................        101,839         123,338
                                                             ------------    ------------
                                                                  379,815         453,588
                                                             ------------    ------------
             INSURANCE-5.50%
    3,500    Ace, Ltd.....................................        174,393         210,438
      900    American International Group, Inc............         89,997          97,425
    2,000    Berkley (W.R.) Corp..........................         92,365         101,500
    3,000    Mid Ocean Ltd. (a)...........................        130,242         157,500
    1,900    PMI Group, Inc...............................         90,444         105,213
    4,700    Travelers/Aetna Property Casualty Corp. Class
               A..........................................        134,870         166,263
    1,800    UNUM Corp....................................        113,133         130,050
                                                             ------------    ------------
                                                                  825,444         968,389
                                                             ------------    ------------
             LEISURE TIME-AMUSEMENTS-1.47%
    3,000    Carnival Corp. Class A.......................         91,664          99,000
    2,300    Disney (Walt) Co.............................        147,241         160,138
                                                             ------------    ------------
                                                                  238,905         259,138
                                                             ------------    ------------
             MACHINERY-1.04%
    3,500    Teleflex, Inc................................        166,410         182,438
                                                             ------------    ------------
             MACHINERY-OIL AND WELL-0.79%
    2,300    Halliburton Co...............................        135,306         138,575
                                                             ------------    ------------
             MACHINERY-TOOLS-1.06%
    4,000    Danaher Corp.................................        159,297         186,500
                                                             ------------    ------------
             MEDICAL SUPPLIES-0.16%
      700    Millipore Corp...............................         28,392          28,963
                                                             ------------    ------------
             MEDICAL TECHNOLOGY-1.55%
    2,400    Boston Scientific Corp. (a)..................        122,685         144,000
    1,900    Medtronic, Inc. (and rights).................        112,283         129,200
                                                             ------------    ------------
                                                                  234,968         273,200
                                                             ------------    ------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             METALS-FABRICATING-0.54%
    3,000    Newell Co....................................   $     87,325    $     94,500
                                                             ------------    ------------
             METAL & MINING-0.23%
      900    Newmont Mining Corp..........................         41,998          40,275
                                                             ------------    ------------
             MISCELLANEOUS-1.99%
    1,800    Eastman Kodak Co.............................        136,691         144,450
    2,700    Jones Apparel Group, Inc. (a)................         73,169         100,913
    2,000    Tyco International, Ltd......................         83,816         105,750
                                                             ------------    ------------
                                                                  293,676         351,113
                                                             ------------    ------------
             OFFICE EQUIPMENT AND SUPPLIES-2.04%
    2,800    Alco Standard Corp...........................        138,328         144,550
    1,200    International Business Machines Corp.........        142,418         181,200
    1,300    Silicon Graphics, Inc. (a)...................         30,188          33,150
                                                             ------------    ------------
                                                                  310,934         358,900
                                                             ------------    ------------
             OIL AND GAS FIELD SERVICES-2.25%
    1,800    BJ Services Co. (a)..........................         63,331          91,800
    1,500    Camco International, Inc.....................         63,108          69,188
    2,300    Cooper Cameron Corp. (a).....................        109,918         175,950
      600    Schlumberger, Ltd............................         49,814          59,925
                                                             ------------    ------------
                                                                  286,171         396,863
                                                             ------------    ------------
             OIL-CRUDE PETROLEUM AND GAS-2.14%
    1,200    British Petroleum Co. plc ADR................        138,586         169,650
    1,700    Mobil Corp...................................        199,965         207,825
                                                             ------------    ------------
                                                                  338,551         377,475
                                                             ------------    ------------
             PHARMACEUTICALS-0.89%
    2,300    SmithKline Beecham plc ADR...................        126,095         156,400
                                                             ------------    ------------
             PRECISION INSTRUMENTS-TEST, RESEARCH-0.55%
    1,000    Emerson Electric Co..........................         84,590          96,750
                                                             ------------    ------------
             RAILROAD AND RAILROAD EQUIPMENT-0.59%
    1,200    Burlington Northern Santa Fe Corp............        101,766         103,650
                                                             ------------    ------------
             RESTAURANTS AND FRANCHISING-1.53%
    2,000    Boston Chicken, Inc. (a).....................         68,750          71,750
    3,600    McDonald's Corp..............................        168,721         162,900
    1,300    Outback Steakhouse, Inc. (a).................         30,921          34,775
                                                             ------------    ------------
                                                                  268,392         269,425
                                                             ------------    ------------
             RETAIL-DEPARTMENT STORES-1.26%
    3,500    Federated Department Stores, Inc. (a)........        115,439         119,438
    2,600    Kohl's Corp. (a).............................         87,900         102,050
                                                             ------------    ------------
                                                                  203,339         221,488
                                                             ------------    ------------
             RETAIL-ELECTRIC PRODUCTS, RADIO, TV, AUDIO-0.21%
    1,200    Circuit City Stores, Inc.....................         37,803          36,150
                                                             ------------    ------------
             RETAIL-MISCELLANEOUS-1.20%
    2,500    Corporate Express, Inc. (a)..................         72,232          73,594
    3,700    Revco D.S., Inc. (a).........................         98,648         136,900
                                                             ------------    ------------
                                                                  170,880         210,494
                                                             ------------    ------------
             RETAIL-SPECIALTY-1.72%
    4,050    CUC International, Inc. (a)..................         96,672          96,188
      739    Eckerd Corp. (a).............................         15,260          23,648
    4,200    General Nutrition Companies, Inc. (a)........         86,515          70,875
    1,600    Home Depot, Inc..............................         80,699          80,200
    1,800    Staples, Inc. (a)............................         39,282          32,513
                                                             ------------    ------------
                                                                  318,428         303,424
                                                             ------------    ------------

FORTIS SERIES FUND, INC.
BLUE CHIP STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             STEEL AND IRON-0.26%
      900    Nucor Corp...................................   $     44,174    $     45,900
                                                             ------------    ------------
             TELECOMMUNICATIONS-0.49%
    2,300    Time Warner, Inc.............................         88,696          86,250
                                                             ------------    ------------
             TELECOMMUNICATION EQUIPMENT-0.34%
    2,000    Ericsson (L.M.) Telephone Co., Class B ADR...         43,044          60,375
                                                             ------------    ------------
             TELEPHONE SERVICES-0.64%
    2,500    Alltel Corp..................................         78,734          78,438
    1,300    WorldCom, Inc. (a)...........................         31,683          33,881
                                                             ------------    ------------
                                                                  110,417         112,319
                                                             ------------    ------------
                                                                                Market
   Shares                                                      Cost (b)       Value (c)
   -------                                                   ------------    ------------
             TOBACCO-1.02%
    1,600    Philip Morris Companies, Inc.................   $    151,467    $    180,200
                                                             ------------    ------------
             UTILITIES-TELEPHONE-2.41%
    1,500    AT & T Corp..................................         59,806          65,250
    3,300    MCI Communications Corp......................         92,815         107,869
    2,700    SBC Communications, Inc......................        134,094         139,725
    2,700    Vodafone Group plc ADR.......................         99,806         111,713
                                                             ------------    ------------
                                                                  386,521         424,557
                                                             ------------    ------------
             WASTE DISPOSAL-0.40%
    2,200    U.S.A. Waste Services, Inc. (a)..............         61,380          70,125
                                                             ------------    ------------
             TOTAL COMMON STOCKS..........................   $ 14,247,984    $ 16,005,302
                                                             ------------    ------------
                                                             ------------    ------------

SHORT-TERM INVESTMENTS-10.35%

--------------------------------------------------------------------------------
   Principal                                                      Market
    Amount                                                      Value (c)
   ---------                                                   ------------
               INVESTMENT COMPANY-0.72%
   $127,128    First American Prime Obligation Fund, Current
                 rate -- 5.06%..............................   $   127,128
                                                               ------------
               FINANCE COMPANIES-8.21%
    500,000    Sweden (Kingdom of), 5.47%, 2-4-1997.........       497,404
    150,000    Corporate Asset Funding Co., 5.72%,
                 1-10-1997..................................       149,766
    400,000    Ciesco L.P., 5.75%, 1-10-1997................       399,372
    400,000    Preferred Receivables Funding, 6.10%,
                 1-9-1997...................................       399,400
                                                               ------------
                                                                 1,445,942
                                                               ------------
               U.S. GOVERNMENT AGENCY-1.42%
    250,000    Federal Home Loan Mortgage, 5.36%,
                 1-14-1997..................................       249,489
                                                               ------------
               TOTAL SHORT-TERM INVESTMENTS.................     1,822,559
                                                               ------------
                                                               ------------
               TOTAL INVESTMENTS IN SECURITIES (COST:
                 $16,070,543) (b)...........................   $17,827,861
                                                               ------------
                                                               ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $16,074,027 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $1,982,480
Unrealized depreciation.....................................    (228,646)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $1,753,834
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.88% of net assets as of December 31, 1996.

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-92.66%

--------------------------------------------------------------------------------
                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 ARGENTINA-1.33%
      150,000    Disco S.A. ADR (a) -- FOOD...................   $   2,364,750    $   4,237,500
                                                                 -------------    -------------
                 AUSTRIA-2.78%
       46,800    OMV Aktiengesellschaft (g) -- OIL-CRUDE
                   PETROLEUM AND GAS..........................       4,739,434        5,271,701
       30,000    Wolford AG -- APPAREL........................       3,188,998        3,625,616
                                                                 -------------    -------------
                                                                     7,928,432        8,897,317
                                                                 -------------    -------------
                 BELGIUM-1.62%
       30,000    Barco N.V. (a) -- TELECOMMUNICATIONS.........       3,715,162        5,175,588
                                                                 -------------    -------------
                 BERMUDA-0.82%
       82,000    Central European Media Enterprises Ltd. Class
                   A (a) -- BROADCASTING......................       2,255,000        2,603,500
                                                                 -------------    -------------
                 BRAZIL-0.94%
       32,000    Multicanal Participacoes S.A. ADR
                   (a) -- BROADCASTING........................         448,000          410,000
       34,000    Telebras ADR (f) -- UTILITIES-TELEPHONE......       1,931,228        2,601,000
                                                                 -------------    -------------
                                                                     2,379,228        3,011,000
                                                                 -------------    -------------
                 CHILE-0.49%
       69,100    Santa Isabel S.A. ADR (a) -- FOOD............       1,469,920        1,563,388
                                                                 -------------    -------------
                 FINLAND-3.32%
       66,100    KCI Konecranes International Corp.
                   (a)(g) -- MACHINERY........................       1,369,093        2,079,514
      148,000    Nokia (AB) K Shares -- TELECOMMUNICATIONS....       2,478,815        8,541,531
                                                                 -------------    -------------
                                                                     3,847,908       10,621,045
                                                                 -------------    -------------
                 FRANCE-2.29%
        9,000    Castorama Dubois
                   Investisse -- RETAIL-MISCELLANEOUS.........         958,605        1,545,952
       10,000    Pathe S.A. (a) -- BROADCASTING...............       2,339,579        2,404,430
       34,000    Sanofi S.A. -- DRUGS.........................       1,996,096        3,374,666
                                                                 -------------    -------------
                                                                     5,294,280        7,325,048
                                                                 -------------    -------------
                 GERMAN, FED-REPUBLIC WEST-2.88%
       25,000    Deutsche Telekom AG ADR
                   (a) -- UTILITIES-TELEPHONE.................         472,250          509,375
       44,500    Puma AG (a) -- APPAREL.......................       1,545,524        1,530,391
       57,000    SGL Carbon AG (a) -- STEEL AND IRON..........       2,708,232        7,179,051
                                                                 -------------    -------------
                                                                     4,726,006        9,218,817
                                                                 -------------    -------------
                 HONG KONG-1.82%
       11,600    Asia Satellite Telecommunications Holdings
                   Ltd. (a) -- UTILITIES-TELEPHONE............         299,280          271,150
    1,600,000    First Pacific Co. Ltd. -- MISCELLANEOUS......       1,776,244        2,078,863
      210,000    Hutchison Whampoa Ltd. -- REAL ESTATE........       1,379,712        1,649,322
      150,000    Sun Hung Kai Properties Ltd. -- REAL
                   ESTATE.....................................       1,292,660        1,837,428
                                                                 -------------    -------------
                                                                     4,747,896        5,836,763
                                                                 -------------    -------------
                 HUNGARY-0.94%
      240,000    MOL Magyar Olaj-es Gazipari Rt. GDS
                   (a)(g) -- OIL-REFINING.....................       1,944,000        2,999,064
                                                                 -------------    -------------
                 INDIA-0.30%
       38,000    Indian Hotels Co. Ltd. (The) GDR
                   (a)(e) -- HOTEL AND GAMING.................         630,800          969,000
                                                                 -------------    -------------
                 INDONESIA-0.80%
       74,000    P.T. Telekomunikasi Indonesia
                   (a)(f) -- UTILITIES-TELEPHONE..............       1,378,872        2,553,000
                                                                 -------------    -------------
                 ISRAEL-1.83%
       84,000    ECI Telecom Ltd. (f) -- TELECOMMUNICATIONS...       1,662,746        1,785,000
       81,000    Teva Phamaceutical Industries Ltd. ADR
                   (f) -- DRUGS...............................       2,755,500        4,070,250
                                                                 -------------    -------------
                                                                     4,418,246        5,855,250
                                                                 -------------    -------------
                 ITALY-2.25%
       82,700    Fila Holdings S.p.A. ADR (f) -- APPAREL......       1,943,696        4,806,938
      104,000    Industrie Natuzzi S.p.A. ADR -- FURNITURE....       1,160,467        2,392,000
                                                                 -------------    -------------
                                                                     3,104,163        7,198,938
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
                 JAPAN-6.70%
       50,000    Amway Japan Ltd. -- HOUSEHOLD PRODUCTS.......   $   2,426,926    $   1,602,481
       30,000    Autobacs Seven Co.
                   Ltd. -- RETAIL-MISCELLANEOUS...............       2,959,769        2,116,826
       27,000    Canon, Inc. ADR -- OFFICE EQUIPMENT AND
                   SUPPLIES...................................       2,113,633        2,970,000
          470    DDI Corp. -- TELECOMMUNICATIONS..............       3,192,170        3,101,749
       40,000    Kyocera Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       3,089,965        2,488,154
      110,000    Laox Co. Ltd. -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       2,383,092        1,667,959
       16,700    Matsushita Electric Industrial Co. Ltd.
                   ADR -- ELECTRONIC-CONTROLS AND EQUIPMENT...       2,772,445        2,726,275
          369    Nippon Telegraph & Telephone
                   Corp. -- TELEPHONE SERVICES................       3,179,997        2,791,264
       30,000    Sony Corp. -- ELECTRONIC-CONTROLS AND
                   EQUIPMENT..................................       1,951,042        1,961,747
                                                                 -------------    -------------
                                                                    24,069,039       21,426,455
                                                                 -------------    -------------
                 MEXICO-0.50%
       34,000    Panamerican Beverages, Inc. Class
                   A -- BEVERAGE..............................       1,189,321        1,593,750
                                                                 -------------    -------------
                 NETHERLANDS-4.97%
       30,000    Gucci Group (a) -- RETAIL-MISCELLANEOUS......         660,000        1,916,250
       70,000    IHC Caland N.V. -- MACHINERY-OIL AND WELL....       1,402,766        3,994,249
       90,000    Randstad Holdings N.V. -- BUSINESS SERVICES
                   AND SUPPLIES...............................       2,461,190        6,493,473
       29,000    Toolex Alpha N.V.
                   (a) -- MACHINERY-SPECIALTY.................         677,327          308,125
       24,000    Wolters Kluwer -- PUBLISHING.................       1,404,741        3,184,299
                                                                 -------------    -------------
                                                                     6,606,024       15,896,396
                                                                 -------------    -------------
                 NORWAY-1.45%
      118,700    Petroleum Geo-Services ADR
                   (a) -- MACHINERY-OIL AND WELL..............       3,323,284        4,629,300
                                                                 -------------    -------------
                 PERU-0.33%
      450,000    CPT Telefonica del Peru S.A. Class
                   B -- UTILITIES-TELEPHONE...................         995,990          842,115
       11,000    Telefonica del Peru
                   ADR -- UTILITIES-TELEPHONE.................         225,500          207,625
                                                                 -------------    -------------
                                                                     1,221,490        1,049,740
                                                                 -------------    -------------
                 PHILIPPINES-1.09%
    2,616,700    Empire East Land Holdings, Inc.
                   (a)(g) -- REAL ESTATE......................       1,355,265        1,193,931
    5,742,750    Megaworld Properties & Holdings, Inc.
                   (a) -- REAL ESTATE.........................       1,529,234        2,292,732
                                                                 -------------    -------------
                                                                     2,884,499        3,486,663
                                                                 -------------    -------------
                 PORTUGAL-0.32%
       35,800    Portugal Telecom S.A.
                   ADR -- UTILITIES-TELEPHONE.................         818,674        1,011,350
                                                                 -------------    -------------
                 RUSSIA-0.07%
       10,000    Open Joint Stock Vimpel Communications
                   (a) -- TELECOMMUNICATIONS..................         205,000          236,250
                                                                 -------------    -------------
                 SOUTH KOREA-0.66%
      164,800    Korea Mobile Telecommunications ADR
                   (f) -- TELEPHONE SERVICES..................       2,580,000        2,121,800
                                                                 -------------    -------------
                 SWEDEN-4.57%
       90,000    Astra AB 'B' -- DRUGS........................       1,860,144        4,336,539
      138,000    Ericsson (L.M.) Telephone Co. Class B ADR
                   (f) -- TELECOMMUNICATION EQUIPMENT.........       2,352,375        4,165,875
       95,000    Hoganas Class B -- MISCELLANEOUS.............       2,474,103        3,325,266
      166,700    Industri Matematik International Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,620,462        2,187,938
        7,100    WM Data AB Class B -- BUSINESS SERVICES AND
                   SUPPLIES...................................         197,037          613,501
                                                                 -------------    -------------
                                                                     8,504,121       14,629,119
                                                                 -------------    -------------
                 SWITZERLAND-1.71%
        2,665    Novartis AG (a) -- DRUGS.....................       3,059,226        3,042,661
          300    Roche Holdings AG, Genusschein
                   NVP -- DRUGS...............................       1,568,202        2,326,991
        7,000    Tag Heuer International S.A. ADR
                   (a) -- APPAREL.............................         136,850          112,875
                                                                 -------------    -------------
                                                                     4,764,278        5,482,527
                                                                 -------------    -------------
                 THAILAND-0.27%
       90,000    Bangkok Bank Co. Ltd. -- BANKS...............         997,301          870,514
                                                                 -------------    -------------
                 UNITED KINGDOM-3.87%
      163,900    Capita Group plc -- BUSINESS SERVICES AND
                   SUPPLIES...................................       1,050,020        1,364,545
      550,000    Dixons Group plc -- RETAIL-ELECTRIC PRODUCTS,
                   RADIO, TV, AUDIO...........................       1,747,817        5,106,092
       50,000    Dr. Solomon's Group plc ADR
                   (a) -- COMPUTER-SOFTWARE...................         850,000          856,250
       62,000    Harvey Nichols Group plc
                   (a)(g) -- RETAIL-CLOTHING..................         254,381          367,108

--------------------------------------------------------------------------------

                                                                                     Market
     Shares                                                        Cost (b)         Value (c)
   -----------                                                   -------------    -------------
      675,000    Orange plc -- TELECOMMUNICATIONS.............   $   2,141,022    $   2,171,640
      260,000    Powerscreen International
                   plc -- CONSTRUCTION........................       1,304,787        2,513,900
                                                                 -------------    -------------
                                                                     7,348,027       12,379,535
                                                                 -------------    -------------
                 UNITED STATES-41.74%
       88,000    3Com Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       1,155,000        6,457,000
       33,000    Altera Corp. (a)(f) -- ELECTRONIC-CONTROLS
                   AND EQUIPMENT..............................       1,388,406        2,398,688
      134,000    American Oncology Resources, Inc.
                   (a) -- HEALTH CARE SERVICES................       1,943,584        1,373,500
      141,500    ANSYS, Inc. (a) -- COMPUTER-SOFTWARE.........       1,734,475        1,910,250
      175,000    Apple South, Inc. (f) -- RESTAURANTS AND
                   FRANCHISING................................       2,196,510        2,362,500
       85,000    Applebees International, Inc.
                   (f) -- RESTAURANTS AND FRANCHISING.........       1,454,875        2,337,500
       60,000    AutoZone, Inc. (a)(f) -- RETAIL-SPECIALTY....       1,430,967        1,650,000
       75,000    Avant! Corp. (a)(f) -- COMPUTER-SOFTWARE.....       1,945,445        2,381,250
      112,000    Bed, Bath & Beyond, Inc.
                   (a)(f) -- RETAIL-SPECIALTY.................       1,601,689        2,716,000
       77,000    Blyth Industries, Inc.
                   (a)(f) -- MISCELLANEOUS....................       3,510,585        3,513,125
       56,000    Catalina Marketing Corp. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       1,240,539        3,087,000
       56,000    Ceridian Corp. (a) -- BUSINESS SERVICES AND
                   SUPPLIES...................................       2,791,040        2,268,000
       76,000    Cheesecake Factory, Inc.
                   (a)(f) -- RESTAURANTS AND FRANCHISING......       1,962,425        1,377,500
       80,000    Cisco Systems, Inc.
                   (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................         917,000        5,090,000
      148,000    Credit Acceptance Corp. (a)(f) -- FINANCE
                   SERVICES...................................       3,167,200        3,478,000
      162,300    CUC International, Inc.
                   (a)(f) -- RETAIL-SPECIALTY.................       3,564,066        3,854,625
      110,000    Data Processing Resources Corp.
                   (a) -- BUSINESS SERVICES AND SUPPLIES......       2,271,475        2,035,000
      310,000    Gartner Group, Inc. Class A
                   (a)(f) -- BUSINESS SERVICES AND SUPPLIES...       1,550,000       12,070,625
       90,000    Green Tree Financial Corp. (f) -- FINANCE
                   SERVICES...................................       2,972,661        3,476,250
       85,000    HCIA, Inc. (a) -- HEALTH CARE SERVICES.......       2,889,315        2,932,500
      130,000    Input/Output, Inc. (a) -- MACHINERY-OIL AND
                   WELL.......................................         934,975        2,405,000
       53,000    Interim Services, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       2,292,250        1,881,500
       57,900    LCI International, Inc. (a) -- TELEPHONE
                   SERVICES...................................       1,631,293        1,244,850
      172,200    Mercury Finance Co. -- FINANCE SERVICES......       1,937,907        2,109,450
       72,000    Oracle Corp. (a)(f) -- COMPUTER-SOFTWARE.....         968,000        3,006,000
       49,000    Outback Steakhouse, Inc. (a) -- RESTAURANTS
                   AND FRANCHISING............................       1,296,331        1,310,750
          100    Owen Healthcare, Inc.(a) -- HEALTH CARE
                   SERVICES...................................           1,200            2,650
      100,000    Parametric Technology Corp.
                   (a) -- COMPUTER-SOFTWARE...................       1,506,616        5,137,500
       21,200    PetsMart, Inc. (a) -- RETAIL-MISCELLANEOUS...         540,779          463,750
      115,000    Physician Reliance Network, Inc.
                   (a)(f) -- HEALTH CARE SERVICES.............       1,594,134          891,250
       70,000    R.P. Sherer Corp. (a) -- DRUGS...............       3,116,570        3,517,500
      100,000    Service Corp. International (f) -- BUSINESS
                   SERVICES AND SUPPLIES......................       2,209,570        2,800,000
       23,400    SQA, Inc. (a) -- COMPUTER-SOFTWARE...........         585,975          778,050
       90,000    Steris Corp. (a) -- MEDICAL SUPPLIES.........       1,526,528        3,915,000
       35,000    Sykes Enterprises, Inc. (a) -- BUSINESS
                   SERVICES AND SUPPLIES......................       1,412,906        1,312,500
       80,000    Synopsys, Inc. (a)(f) -- COMPUTER-SOFTWARE...       1,733,112        3,700,000
      120,000    Tellabs, Inc. (a)(f) -- TELECOMMUNICATION
                   EQUIPMENT..................................       1,613,430        4,515,000
       60,000    Tidewater, Inc. -- SHIP BUILDING, SHIPPING...       2,104,500        2,715,000
       55,000    Tommy Hilfiger Corp. (a)(f) -- APPAREL.......       2,159,675        2,640,000
       51,000    Total Renal Care Holdings, Inc. (a) -- HEALTH
                   CARE SERVICES..............................       1,738,832        1,848,750
       76,000    U.S. Robotics Corp.
                   (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       1,633,487        5,472,000
      102,000    Vans, Inc. (a) -- SHOES AND LEATHER..........       1,643,250        1,275,000
       60,000    Viking Office Prodicts, Inc.
                   (a)(f) -- RETAIL-SPECIALTY.................         896,730        1,601,250
       37,500    Western Atlas, Inc. (a) -- OIL AND GAS FIELD
                   SERVICES...................................       1,713,488        2,657,813
      171,000    Wisconsin Central Transportation Corp.
                   (a) -- TRANSPORTATION......................       1,943,225        6,775,875
       40,000    Xilinx, Inc.
                   (a)(f) -- ELECTRONIC-SEMICONDUCTOR AND
                   CAPACITOR..................................         541,220        1,472,500
       45,000    Xylan Corp. (a)(f) -- COMPUTER-COMMUNICATIONS
                   EQUIPMENT..................................       1,785,001        1,271,250
                                                                 -------------    -------------
                                                                    82,748,241      133,489,501
                                                                 -------------    -------------
                 TOTAL COMMON STOCKS..........................   $ 197,463,962    $ 296,368,118
                                                                 -------------    -------------
                                                                 -------------    -------------

FORTIS SERIES FUND, INC.
GLOBAL GROWTH SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

PREFERRED STOCKS-2.71%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                      Cost (b)         Value (c)
   --------                                                   -------------    -------------
              GERMAN, FED-REPUBLIC WEST-2.71%
    63,000    SAP AG Systeme -- COMPUTER-SOFTWARE..........   $   2,010,752    $   8,658,311
                                                              -------------    -------------
              TOTAL LONG-TERM INVESTMENTS..................   $ 199,474,714    $ 305,026,429
                                                              -------------    -------------
                                                              -------------    -------------

SHORT-TERM INVESTMENTS-4.56%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                        Value (c)
   -----------                                                   -------------
                 BANKS-1.68%
   $5,373,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.25%.............   $   5,373,000
                                                                 -------------
                 DIVERSIFIED FINANCE-2.88%
    9,224,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.31%......................       9,224,000
                                                                 -------------
                 TOTAL SHORT-TERM INVESTMENTS.................      14,597,000
                                                                 -------------
                                                                 -------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $214,071,714) (b)..........................   $ 319,623,429
                                                                 -------------
                                                                 -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $214,071,714 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $114,944,485
Unrealized depreciation.....................................    (9,392,770)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $105,551,715
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.
 (e) Securities sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. The aggregate value of these securities at December 31, 1996, is $969,000 which represents .30% of total net assets.
 (f) Security is fully or partially on loan at December 31, 1996. See Note 1 of accompanying Notes to Financial Statements.
 (g) Common Stock sold within the terms of private placement memorandums, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or to other "accredited investors". These investments have been identified by portfolio management as illiquid securities:

  DATE ACQUIRED     SHARES/PAR              SECURITY              COST BASIS 12/31/96
-------------------------------------------------------------------------------------
November 22, 1995      240,000   MOL Magyar Olaj-ex Gazipari GDS      $ 1,944,000
March 19, 1996          27,000   KCI Konecranes                           397,927
April 22, 1996          62,000   Harvey Nichols                           254,381
May 22, 1996            46,800   OMV Aktiengesellschaft                 4,739,434
June 21, 1996          850,000   Empire East Land Holdings, Inc.          418,965
June 28, 1996          700,000   Empire East Land Holdings, Inc.          438,348
July 12, 1996           39,100   KCI Konecranes                           971,166
July 19, 1996          294,500   Empire East Land Holdings, Inc.          145,669
November 20, 1996      439,600   Empire East Land Holdings, Inc.          201,173
November 21, 1996      332,600   Empire East Land Holdings, Inc.          151,110
                                                                  -------------------
                                                                      $ 9,662,173
                                                                  -------------------
The value of these securities at December 31, 1996 is $11,911,318 which represents
3.72% of net assets.

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-90.46%

--------------------------------------------------------------------------------
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               APPAREL-0.98%
     135,000   Tommy Hilfiger Corp. (a).....................   $   4,633,870    $   6,480,000
                                                               -------------    -------------
               BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-2.27%
      79,600   BioChem Pharma, Inc. (a).....................       3,347,273        3,999,900
     165,000   Biogen, Inc. (a).............................       4,408,687        6,393,750
     213,400   Genzyme Corp.-General Division (a)...........       6,458,318        4,641,450
                                                               -------------    -------------
                                                                  14,214,278       15,035,100
                                                               -------------    -------------
               BUSINESS SERVICES AND SUPPLIES-2.72%
     265,500   AccuStaff, Inc. (a)..........................       6,944,137        5,608,687
     165,000   Danka Business Systems plc ADR...............       7,032,482        5,836,875
     179,206   First Data Corp..............................       3,774,569        6,541,019
                                                               -------------    -------------
                                                                  17,751,188       17,986,581
                                                               -------------    -------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-10.98%
     344,100   3Com Corp. (a)...............................       2,663,402       25,248,337
     110,100   Ascend Communications, Inc. (a)..............       4,243,370        6,839,962
     121,200   Cascade Communications Corp. (a).............       5,795,204        6,681,150
     373,400   Cisco Systems, Inc. (a)......................       3,382,666       23,757,575
     163,000   FORE Systems, Inc. (a).......................       5,266,613        5,358,625
      65,400   U.S. Robotics Corp. (a)......................       4,217,953        4,708,800
                                                               -------------    -------------
                                                                  25,569,208       72,594,449
                                                               -------------    -------------
               COMPUTER-SOFTWARE-16.90%
     400,800   BMC Software, Inc. (a).......................       5,037,454       16,583,100
     134,000   Computer Associates International, Inc.......       5,022,420        6,666,500
     539,700   Informix Corp. (a)...........................       5,796,119       10,996,387
     264,200   Microsoft Corp. (a)..........................       4,693,098       21,829,525
     551,400   Oracle Corp. (a).............................       2,035,424       23,020,950
     289,800   Parametric Technology Corp. (a)..............       4,008,045       14,888,475
     288,419   Sterling Commerce, Inc. (a)..................       2,797,559       10,166,770
     181,100   Sterling Software, Inc. (a)..................       1,637,152        5,727,287
      37,050   Veritas Software Corp. (a)...................       1,696,118        1,843,237
                                                               -------------    -------------
                                                                  32,723,389      111,722,231
                                                               -------------    -------------
               ELECTRICAL EQUIPMENT-0.30%
      48,000   Chicago Miniature Lamp, Inc. (a).............       1,603,910        1,992,000
                                                               -------------    -------------
               ELECTRONIC-COMPONENTS-1.88%
     233,500   Solectron Corp. (a)..........................       6,502,540       12,463,062
                                                               -------------    -------------
               ELECTRONIC-SEMICONDUCTOR AND CAPACITOR-1.49%
      75,000   Intel Corp...................................       3,206,523        9,820,313
                                                               -------------    -------------
               FINANCE SERVICES-10.41%
     130,000   Advanta Corp., Class B.......................       6,451,250        5,313,750
     254,800   Capital One Financial Corp...................       7,706,421        9,172,800
     439,000   Federal National Mortgage Association........      10,071,624       16,352,750
     220,000   First USA, Inc...............................       6,370,511        7,617,500
     100,000   Franklin Resources, Inc......................       3,604,950        6,837,500
     299,000   Green Tree Financial Corp....................       9,883,524       11,548,875
     175,000   MBNA Corp....................................       6,585,103        7,262,500
     387,450   Mercury Finance Co...........................       4,156,802        4,746,263
                                                               -------------    -------------
                                                                  54,830,185       68,851,938
                                                               -------------    -------------
               HEALTH CARE SERVICES-7.35%
     162,000   HBO & Co.....................................       5,245,284        9,618,750
     395,000   Medpartners, Inc. (a)........................      10,353,944        8,295,000

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
     247,000   Oxford Health Plans, Inc. (a)................   $   6,932,431    $  14,464,938
      85,000   PacifiCare Health Systems, Inc., Class B
                 (a)........................................       6,508,525        7,246,250
     157,400   PhyCor, Inc. (a).............................       4,861,954        4,466,225
      99,600   United Healthcare Corp.......................       4,296,512        4,482,000
                                                               -------------    -------------
                                                                  38,198,650       48,573,163
                                                               -------------    -------------
               HOTEL AND GAMING-1.56%
     130,000   HFS, Inc. (a)................................       7,719,704        7,767,500
      65,600   La Quinta Inns, Inc..........................       1,381,536        1,254,600
      43,050   Promus Hotel Corp. (a).......................         944,539        1,275,356
                                                               -------------    -------------
                                                                  10,045,779       10,297,456
                                                               -------------    -------------
               MACHINERY-OIL AND WELL-2.55%
     178,000   Input/Output, Inc. (a).......................       4,223,569        3,293,000
     347,100   Petroleum Geo-Services ASA ADR (a)                  9,028,922       13,536,900
                                                               -------------    -------------
                                                                  13,252,491       16,829,900
                                                               -------------    -------------
               MEDICAL SUPPLIES-1.10%
     167,000   Steris Corp. (a).............................       5,690,284        7,264,500
                                                               -------------    -------------
               MEDICAL TECHNOLOGY-1.49%
     145,000   Medtronic, Inc. (and rights).................       8,707,806        9,860,000
                                                               -------------    -------------
               OIL AND GAS FIELD SERVICES-0.98%
      40,000   Schlumberger, Ltd............................       3,535,828        3,995,000
      56,700   Smith International, Inc. (a)................       2,160,444        2,544,413
                                                               -------------    -------------
                                                                   5,696,272        6,539,413
                                                               -------------    -------------
               OIL-CRUDE PETROLEUM AND GAS-0.29%
      30,000   Anadarko Petroleum Corp......................       1,789,395        1,942,500
                                                               -------------    -------------
               OIL-OFFSHORE DRILLING-1.58%
      44,000   ENSCO International, Inc. (a)................       1,869,989        2,134,000
     163,500   Falcon Drilling Co. (a)......................       5,045,522        6,417,375
      96,000   Noble Drilling Corp. (a).....................       1,653,850        1,908,000
                                                               -------------    -------------
                                                                   8,569,361       10,459,375
                                                               -------------    -------------
               PUBLISHING-0.56%
      54,700   Scholastic Corp. (a).........................       2,787,578        3,678,575
                                                               -------------    -------------
               RESTAURANTS AND FRANCHISING-3.14%
     258,400   Lone Star Steakhouse & Saloon, Inc. (a)......       4,816,875        6,912,200
     185,300   Outback Steakhouse, Inc. (a).................       3,827,337        4,956,775
     311,700   Starbucks Corp. (a)..........................       5,273,845        8,922,413
                                                               -------------    -------------
                                                                  13,918,057       20,791,388
                                                               -------------    -------------
               RETAIL-DEPARTMENT STORES-0.51%
      85,400   Kohl's Corp. (a).............................       1,372,378        3,351,950
                                                               -------------    -------------
               RETAIL-SPECIALTY-6.96%
      61,600   Barnes & Noble, Inc. (a).....................       1,662,646        1,663,200
     560,550   CUC International, Inc. (a)..................       8,047,950       13,313,063
     177,200   Home Depot, Inc..............................       6,435,766        8,882,150
     174,375   Office Depot, Inc. (a).......................       2,250,275        3,095,156
     160,000   Pep Boys-Manny Moe & Jack....................       3,807,193        4,920,000
     105,000   Republic Industries, Inc. (a)................       3,390,629        3,274,688
     463,125   Staples, Inc. (a)............................       6,211,573        8,365,195
      88,400   West Marine, Inc. (a)........................       3,141,297        2,497,300
                                                               -------------    -------------
                                                                  34,947,329       46,010,752
                                                               -------------    -------------

FORTIS SERIES FUND, INC.
GROWTH STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
               SHIP BUILDING, SHIPPING-0.28%
      41,000   Tidewater, Inc...............................   $   1,601,362    $   1,855,250
                                                               -------------    -------------
               SHOES AND LEATHER-0.89%
      99,000   Nike, Inc., Class B..........................       5,769,464        5,915,250
                                                               -------------    -------------
               TELECOMMUNICATION EQUIPMENT-6.61%
     298,000   ADC Telecommunications, Inc. (a).............       4,839,814        9,275,250
     133,500   Andrew Corp. (a).............................       4,296,061        7,083,844
     140,000   QUALCOMM, Inc. (a)...........................       5,296,387        5,582,500
     577,800   Tellabs, Inc. (a)............................       3,752,764       21,739,725
                                                               -------------    -------------
                                                                  18,185,026       43,681,319
                                                               -------------    -------------
               TELEPHONE SERVICES-5.86%
      60,000   LCI International, Inc. (a)..................       1,812,743        1,290,000
     267,000   MFS Communications Co., Inc. (a).............       7,492,894       14,551,500
                                                                                   Market
    Shares                                                       Cost (b)         Value (c)
   ---------                                                   -------------    -------------
      61,000   Pacific Gateway Exchange, Inc. (a)...........   $   1,717,784    $   2,226,500
     246,000   Paging Network, Inc. (a).....................       3,720,750        3,751,500
     650,000   WorldCom, Inc. (a)...........................       7,378,215       16,940,625
                                                               -------------    -------------
                                                                  22,122,386       38,760,125
                                                               -------------    -------------
               TRANSPORTATION-0.82%
     136,300   Wisconsin Central Transportation Corp. (a)...       4,898,273        5,400,888
                                                               -------------    -------------
               TOTAL COMMON STOCKS..........................   $ 358,586,982    $ 598,157,478
                                                               -------------    -------------
                                                               -------------    -------------

SHORT-TERM INVESTMENTS-9.61%

--------------------------------------------------------------------------------
    Principal                                                        Market
      Amount                                                        Value (c)
   ------------                                                   -------------
                  BANKS-4.83%
   $31,938,595    First Trust Money Market Variable Rate Time
                    Deposit, Current rate -- 5.25%.............   $  31,938,595
                                                                  -------------
                  DIVERSIFIED FINANCE-1.80%
    11,925,000    Associate Corp. Master Variable Rate Note,
                    Current Rate -- 5.31%......................      11,925,000
                                                                  -------------
                  U.S. OTHER DIRECT FEDERAL OBLIGATIONS-2.98%
    19,700,000    Federal Farm Credit Bank, 5.46%, 1-10-1997...      19,670,614
                                                                  -------------
                  TOTAL SHORT-TERM INVESTMENTS.................      63,534,209
                                                                  -------------
                                                                  -------------
                  TOTAL INVESTMENTS IN SECURITIES (COST:
                    $422,121,191) (b)..........................   $ 661,691,687
                                                                  -------------
                                                                  -------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $422,121,191 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $249,850,780
Unrealized depreciation.....................................   (10,280,284)
--------------------------------------------------------------------------
Net unrealized appreciation.................................  $239,570,496
--------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuations of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.53% of net assets as of December 31, 1996.

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-93.45%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               AUSTRALIA-2.54%
    170,900    Westpac Banking Corp. Ltd. -- BANKS..........   $   698,129     $   971,885
     87,200    Coles Myer Ltd. -- RETAIL-MISCELLANEOUS......       324,059         358,762
                                                               ------------    ------------
                                                                 1,022,188       1,330,647
                                                               ------------    ------------
               DENMARK-0.97%
      9,800    Uni-Danmark A/S 'A' -- BANKS.................       443,809         506,704
                                                               ------------    ------------
               FINLAND-0.95%
     23,800    UPM -- KYMMENE CORP. -- PAPER................       496,400         498,307
                                                               ------------    ------------
               FRANCE-14.28%
     21,800    Banque Nationale de Paris -- BANKS...........       901,625         842,020
      6,800    Compagnie De Saint-Gobain -- BUILDING
                 MATERIALS..................................       867,695         960,079
     35,088    Rhone Poulenc -- BUILDING MATERIALS..........       899,184       1,193,957
      4,030    Accor S.A. -- HOTEL AND GAMING...............       508,113         509,299
     11,500    Elf Aquitaine -- OIL-CRUDE PETROLEUM AND
                 GAS........................................       895,473       1,044,763
      5,605    Total S.A. Co. Francaise Petroles
                 'B' -- OIL-CRUDE PETROLEUM AND GAS.........       355,577         454,978
     16,110    Alcatel Alsthom CIE Generale D'Electricite
                 S.A. -- TELECOMMUNICATIONS.................     1,459,662       1,291,592
      9,500    CIE Generale Des
                 Eaux -- TELECOMMUNICATIONS.................     1,018,372       1,174,997
                                                               ------------    ------------
                                                                 6,905,701       7,471,685
                                                               ------------    ------------
               GERMANY-12.80%
     17,600    Daimler Benz AG -- AUTOMOBILE
                 MANUFACTURERS..............................       986,184       1,204,847
     18,800    Deutsche Bank AG -- BANKS....................       905,686         875,889
     34,900    Hoechst AG -- CHEMICALS......................     1,000,021       1,614,662
      6,000    Metro AG -- CONSUMER GOODS...................       547,918         469,143
      2,060    Mannesmann AG -- MACHINERY...................       717,187         885,163
      2,600    Thyssen AG -- STEEL AND IRON.................       500,401         460,409
     14,300    Veba AG -- UTILITIES-ELECTRIC................       650,240         821,194
     18,100    Deutsche Telekom AG ADR
                 (a) -- UTILITIES-TELEPHONE.................       341,909         368,787
                                                               ------------    ------------
                                                                 5,649,546       6,700,094
                                                               ------------    ------------
               HONG KONG-3.42%
     56,605    HSBC Holdings plc -- BANKS...................       829,336       1,211,135
     60,500    Swire Pacific Ltd. "A" -- TRANSPORTATION.....       543,853         576,843
                                                               ------------    ------------
                                                                 1,373,189       1,787,978
                                                               ------------    ------------
               ITALY-1.41%
    190,500    INA Istituto Nazionale
                 Assicurazioni -- INSURANCE.................       279,621         247,568
     95,300    Ente Nazionale Idrocarbuiri
                 SpA -- OIL-REFINING........................       451,650         487,938
                                                               ------------    ------------
                                                                   731,271         735,506
                                                               ------------    ------------
               JAPAN-22.82%
     36,000    Honda Motor -- AUTOMOBILE MANUFACTURERS......       854,483       1,026,622
    117,000    Mitsubishi Heavy Industries
                 Ltd. -- AUTOMOBILE MANUFACTURERS...........       911,877         927,371
     20,000    Toyota Motor -- AUTOMOBILE MANUFACTURERS.....       444,363         573,792
     76,000    Sumitomo Trust & Bank -- BANKS...............       993,195         759,542
     56,000    Sekisui Chemical Co. -- CHEMICALS............       690,129         564,487
     52,000    Matsushita Electric Industrial
                 Co. -- ELECTRIC PRODUCTS...................       882,146         846,730
     18,000    Rohm Co. -- ELECTRIC PRODUCTS................     1,015,702       1,178,599
     23,000    Omron Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................       470,425         431,981
     23,300    Sony Corp. -- ELECTRONIC-CONTROLS AND
                 EQUIPMENT..................................     1,379,905       1,523,624
      7,600    Promise Co. Ltd. -- FINANCE SERVICES.........       354,557         373,223
     34,000    Mitsui Marine & Fire Ins. -- INSURANCE.......       262,717         182,493
     19,000    Orix Corp. -- LEASING........................       717,961         789,007
     96,000    Ricoh Corp. Ltd. -- OFFICE EQUIPMENT AND
                 SUPPLIES...................................     1,045,118       1,100,026
     26,000    Dai Nippon Printing Co. Ltd. -- PRINTING.....       448,305         454,726
    165,000    NKK Corp. -- STEEL AND IRON..................       507,149         371,026
     11,800    Nintendo -- TOYS.............................       785,891         842,784
                                                               ------------    ------------
                                                                11,763,923      11,946,033
                                                               ------------    ------------

FORTIS SERIES FUND, INC.
INTERNATIONAL STOCK SERIES (CONTINUED)
Schedule of Investments
December 31, 1996

COMMON STOCKS-CONTINUED
--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               NETHERLANDS-3.23%
      2,800    Heineken NV -- BEVERAGE......................   $   557,449     $   495,012
      7,000    Royal Dutch Petroleum Co. NY Reg.
                 Shares -- OIL-CRUDE PETROLEUM AND GAS......       955,611       1,195,250
                                                               ------------    ------------
                                                                 1,513,060       1,690,262
                                                               ------------    ------------
               NEW ZEALAND-0.38%
     82,300    Lion Nathan Ltd. -- BUILDING MATERIALS.......       179,187         197,121
                                                               ------------    ------------
               SPAIN-2.24%
     16,500    Empresa Nacional de Electricidad -- ELECTRIC
                 PRODUCTS...................................       957,215       1,172,093
                                                               ------------    ------------
               SWEDEN-3.14%
     22,700    Svenska Handelsbanken -- BANKS...............       425,747         651,609
     10,900    Astra AB 'B' -- DRUGS........................       417,752         525,203
      8,000    Electrolux AB 'B' Free -- HOUSEHOLD
                 PRODUCTS...................................       396,448         463,970
                                                               ------------    ------------
                                                                 1,239,947       1,640,782
                                                               ------------    ------------
               SWITZERLAND-5.75%
        194    SGS Societe Generale de Surveillance Holding
                 S.A. -- BANKS..............................       355,974         475,348
        800    Novartis AG (a) -- DRUGS.....................       694,374         912,798
        700    Electrowatt AG Class B -- ELECTRIC
                 PRODUCTS...................................       270,712         277,869
        825    Nestle S.A. Registered -- FOOD...............       883,767         882,927
        230    Baloise Holdings Ltd. -- INSURANCE...........       476,909         460,781
                                                               ------------    ------------
                                                                 2,681,736       3,009,723
                                                               ------------    ------------
               UNITED KINGDOM-19.52%
     72,483    British Aerospace plc -- AEROSPACE AND
                 EQUIPMENT..................................       876,990       1,587,714
     65,000    Redland plc -- BUILDING MATERIALS............       425,443         407,674
     42,900    Unilever plc -- CONSUMER GOODS...............       871,366       1,039,920
     75,900    General Electric Co. plc -- ELECTRIC
                 PRODUCTS...................................       442,080         497,470
     65,800    Rank Group plc -- LEISURE TIME-AMUSEMENTS....       442,399         490,388
    182,200    BTR plc -- MISCELLANEOUS.....................       760,415         885,509
     94,800    Mirror Group plc -- PUBLISHING...............       290,173         349,608
     76,500    Allied Domecq plc -- RETAIL-DEPARTMENT
                 STORES.....................................       593,578         597,624
    125,400    Grand Metropolitan ORD -- RETAIL-DEPARTMENT
                 STORES.....................................       932,875         985,000
    429,200    Sears -- RETAIL-DEPARTMENT STORES............       684,243         697,766
    115,109    Cadbury Schweppes plc -- STEEL AND IRON......       921,926         970,156
     98,400    B.A.T. Industries plc -- TOBACCO.............       789,569         815,859
    106,600    National Power plc -- UTILITIES-ELECTRIC.....       769,579         892,057
                                                               ------------    ------------
                                                                 8,800,636      10,216,745
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $43,757,808     $48,903,680
                                                               ------------    ------------
                                                               ------------    ------------

PREFERRED STOCKS-1.80%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               ITALY-1.80%
    321,000    Fiat SpA -- AUTOMOBILE MANUFACTURERS.........   $   668,484     $   528,843
    136,700    Fiat SpA Ord -- AUTOMOBILE MANUFACTURERS.....       410,278         412,662
                                                               ------------    ------------
               TOTAL PREFERRED STOCKS.......................     1,078,762         941,505
                                                               ------------    ------------
                                                               ------------    ------------
               TOTAL LONG-TERM INVESTMENTS..................   $44,836,570     $49,845,185
                                                               ------------    ------------
                                                               ------------    ------------

SHORT-TERM INVESTMENTS-5.02%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 U.S. GOVERNMENT AGENCY-1.90%
   $1,000,000    Federal Home Loan Mortgage Corp., 5.52%,
                   1-22-1997..................................   $   996,688
                                                                 ------------
                 U.S. TREASURY BILLS-2.75%
    1,394,000    U.S. Treasury Bill, 4.95%, 2-13-1997.........     1,385,737
       56,000    U.S. Treasury Bill, 4.99%, 2-6-1997..........        55,719
                                                                 ------------
                                                                   1,441,456
                                                                 ------------
                 BANKS-0.37%
      192,822    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.19%.............       192,822
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................     2,630,966
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $47,467,536) (b)...........................   $52,476,151
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $47,467,536 and the aggregate gross unrealized appreciation and depreciation based on that cost was:
Unrealized appreciation.....................................  $5,204,074
Unrealized depreciation.....................................    (195,459)
------------------------------------------------------------------------
Net unrealized appreciation.................................  $5,008,615
------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

FORTIS SERIES FUND, INC.
AGGRESSIVE GROWTH SERIES
Schedule of Investments
December 31, 1996

COMMON STOCKS-85.72%

--------------------------------------------------------------------------------
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               ADVERTISING-PUBLIC RELATIONS-0.07%
       2,500   CKS Group, Inc. (a)..........................   $     42,500    $     69,687
                                                               ------------    ------------
               APPAREL-0.54%
       9,000   Fila Holdings S.p.A. ADR.....................        698,310         523,125
                                                               ------------    ------------
               BEVERAGE-0.57%
      54,300   Boston Beer Co. (The), Inc. (a)..............      1,189,348         556,575
                                                               ------------    ------------
               BIOMEDICS, GENETICS RESEARCH AND DEVELOPMENT-1.30%
      25,000   Biochem Pharma, Inc. (a).....................      1,077,475       1,256,250
                                                               ------------    ------------
               BUSINESS SERVICES AND SUPPLIES-14.98%
      27,920   AccuStaff, Inc. (a)..........................        696,080         589,810
      63,200   Acxiom Corp. (a).............................        595,637       1,516,800
      64,000   APAC TeleServices, Inc. (a)..................        584,508       2,456,000
       7,200   Catalina Marketing Corp. (a).................        200,394         396,900
      32,000   COREstaff, Inc. (a)..........................        853,611         758,000
      67,000   Correctional Services Corp. (a)..............        914,669         963,125
      23,000   Corrections Corp of America (a)..............        697,338         704,375
      25,300   Fastenal Co..................................        806,450       1,157,475
      25,200   Indus Group, Inc. (a)........................        497,877         648,900
      25,700   Infinity Financial Technology, Inc. (a)......        456,281         443,325
      35,000   Precision Response Corp. (a).................        986,875       1,229,375
      36,500   Romac International, Inc. (a)................        941,325         803,000
      30,600   Snyder Communications, Inc. (a)..............        615,442         826,200
      21,000   Sykes Enterprises, Inc. (a)..................        953,487         787,500
      47,500   TeleTech Holdings, Inc. (a)..................        707,500       1,235,000
                                                               ------------    ------------
                                                                 10,507,474      14,515,785
                                                               ------------    ------------
               COMPUTER-COMMUNICATIONS EQUIPMENT-8.19%
      23,000   Ascend Communications, Inc. (a)..............      1,298,706       1,428,875
      29,000   Cascade Communications Corp. (a).............      1,410,601       1,598,625
      39,800   Cisco Systems, Inc. (a)......................        650,812       2,532,275
      44,000   Network General Corp. (a)....................        817,067       1,331,000
      20,000   Shiva Corp. (a)..............................        902,188         697,500
      12,500   Xylan Corp. (a)..............................        743,750         353,125
                                                               ------------    ------------
                                                                  5,823,124       7,941,400
                                                               ------------    ------------
               COMPUTER-SOFTWARE-17.28%
      14,000   Aspen Technology, Inc. (a)...................        715,546       1,123,500
       2,400   Citrix Systems, Inc. (a).....................         18,000          93,750
       3,100   Cybercash, Inc. (a)..........................         52,700          71,300
       2,600   CyberMedia, Inc. (a).........................         41,600          40,950
      28,000   HNC Software, Inc. (a).......................        926,744         878,500
      48,600   Informix Corp. (a)...........................        735,304         990,225
      13,000   INSO Corp. (a)...............................        646,750         516,750
      48,000   Legato Systems, Inc. (a).....................        768,375       1,566,000
      20,000   Lernout and Hauspie Speech Products N.V.
                 (a)........................................        761,669         335,000
      17,000   Netscape Communications Corp. (a)............        804,762         966,875
      19,600   Parametric Technology Corp. (a)..............        324,960       1,006,950
      26,800   Platinum Technology, Inc. (a)................        377,234         365,150
      33,000   Pure Atria Corp. (a).........................      1,196,373         816,750
      18,000   Rational Software Corp. (a)..................        679,500         712,125
      19,000   Scopus Technology, Inc. (a)..................        378,029         883,500
      36,200   Siebel Systems Inc. (a)......................        876,756         977,400
      25,178   Sterling Commerce, Inc. (a)..................        417,489         887,520
      11,100   Sterling Software, Inc. (a)..................        138,980         351,037
      24,000   Synopsys, Inc. (a)...........................        661,712       1,110,000
      30,000   Vantive Corp. (a)............................        910,758         937,500
      19,450   Veritas Software Corp. (a)...................        890,183         967,637

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
      74,800   Verity Inc. (a)..............................   $    927,909    $  1,150,050
                                                               ------------    ------------
                                                                 13,251,333      16,748,469
                                                               ------------    ------------
               CONSUMER GOODS-0.90%
      43,000   Seattle Film Works, Inc. (a).................        688,000         876,125
                                                               ------------    ------------
               EDUCATIONAL SERVICES-2.46%
      45,000   Apollo Group, Inc. Class A (a)...............        872,434       1,504,687
      58,000   National Education Corp. (a).................        985,260         884,500
                                                               ------------    ------------
                                                                  1,857,694       2,389,187
                                                               ------------    ------------
               ELECTRICAL EQUIPMENT-1.61%
      37,500   Chicago Miniature Lamp, Inc. (a).............      1,106,250       1,556,250
                                                               ------------    ------------
               HEALTH CARE SERVICES-8.47%
      23,850   ABR Information Services, Inc. (a)...........      1,076,434         939,094
     114,000   American Oncology Resources, Inc. (a)              1,495,925       1,168,500
      31,000   HCIA, Inc. (a)...............................      1,095,658       1,069,500
      28,000   Medic Computer Systems, Inc. (a).............        745,573       1,128,750
      28,000   Medpartners, Inc. (a)........................        668,842         588,000
      46,000   Omnicare, Inc................................        706,235       1,477,750
      10,000   Parexel International Corp. (a)..............        337,500         516,250
      40,000   Pharmaceutical Products Development, Inc.
                 (a)........................................      1,043,045       1,010,000
      22,300   Transition Systems, Inc. (a).................        481,871         314,987
                                                               ------------    ------------
                                                                  7,651,083       8,212,831
                                                               ------------    ------------
               MACHINERY-OIL AND WELL-2.96%
      75,000   Input/Output, Inc. (a).......................      1,212,054       1,387,500
      38,000   Petroleum Geo-Services ADR (a)...............        964,878       1,482,000
                                                               ------------    ------------
                                                                  2,176,932       2,869,500
                                                               ------------    ------------
               MEDICAL SUPPLIES-0.74%
      20,000   Idexx Laboratories, Inc. (a).................        784,375         720,000
                                                               ------------    ------------
               OIL AND GAS FIELD SERVICES-0.97%
      19,500   Trico Marine Services Inc. (a)...............        768,729         936,000
                                                               ------------    ------------
               OIL-OFFSHORE DRILLING-0.65%
      16,000   Falcon Drilling Co. (a)......................        568,000         628,000
                                                               ------------    ------------
               RESTAURANTS AND FRANCHISING-3.51%
       9,200   Applebees International, Inc.................        143,065         253,000
      26,500   Famous Dave's of America.....................        210,902         218,625
      26,500   Famous Dave's of America (Warrants)..........         72,498          56,313
      23,000   Lone Star Steakhouse & Saloon, Inc. (a)              769,775         615,250
      12,600   Papa John's International, Inc. (a)..........        153,850         425,250
      40,000   Quality Dining, Inc. (a).....................      1,000,000         715,000
      47,500   Rainforest Cafe, Inc. (a)....................      1,432,502       1,116,250
                                                               ------------    ------------
                                                                  3,782,592       3,399,688
                                                               ------------    ------------
               RETAIL-MISCELLANEOUS-1.67%
      34,500   Corporate Express, Inc. (a)..................        674,375       1,015,594
      27,600   PetsMart, Inc. (a)...........................        310,538         603,750
                                                               ------------    ------------
                                                                    984,913       1,619,344
                                                               ------------    ------------
               RETAIL-SPECIALTY-5.50%
      43,900   American Eagle Outfitters, Inc. (a)..........      1,206,063         345,713
      24,000   Bed, Bath & Beyond, Inc. (a).................        347,675         582,000
      45,900   CUC International, Inc. (a)..................        985,999       1,090,125
      47,100   Gadzooks, Inc. (a)...........................        600,633         859,575
      36,000   Just for Feet, Inc. (a)......................      1,252,500         945,000
      53,400   West Marine, Inc. (a)........................        803,200       1,508,550
                                                               ------------    ------------
                                                                  5,196,070       5,330,963
                                                               ------------    ------------

--------------------------------------------------------------------------------

                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
               TELECOMMUNICATION EQUIPMENT-4.46%
      25,000   ADC Telecommunications, Inc. (a).............   $    403,225    $    778,125
       9,400   Advanced Fibre Communications (a)............        532,994         522,875
      36,000   Pairgain Technologies, Inc. (a)..............      1,276,349       1,095,750
      26,800   Tellabs, Inc.(a).............................        311,000       1,008,350
      40,000   Westell Technologies, Inc. Class A (a).......      1,471,470         915,000
                                                               ------------    ------------
                                                                  3,995,038       4,320,100
                                                               ------------    ------------
               TELEPHONE SERVICES-7.28%
      32,250   Brooks Fiber Properties, Inc. (a)............        934,159         822,375
      36,400   ICG Communications, Inc. (a).................        545,334         641,550
                                                                                  Market
    Shares                                                       Cost (b)       Value (c)
   ---------                                                   ------------    ------------
      45,000   Intermedia Communications, Inc. (a)..........   $    759,375    $  1,158,750
      49,200   LCI International, Inc. (a)..................        739,740       1,057,800
      50,000   McLeod, Inc. Class A (a).....................      1,190,951       1,275,000
      38,600   MFS Communications Co., Inc. (a).............        779,723       2,103,700
                                                               ------------    ------------
                                                                  4,949,282       7,059,175
                                                               ------------    ------------
               WASTE DISPOSAL-1.61%
      45,400   United Waste Systems, Inc. (a)...............        698,075       1,560,625
                                                               ------------    ------------
               TOTAL COMMON STOCKS..........................   $ 67,796,597    $ 83,089,079
                                                               ------------    ------------
                                                               ------------    ------------

SHORT-TERM INVESTMENTS-14.78%

--------------------------------------------------------------------------------
    Principal                                                       Market
     Amount                                                       Value (c)
   -----------                                                   ------------
                 BANKS-4.83%
   $4,688,000    First Trust Money Market Variable Rate Time
                   Deposit, Current rate -- 5.19%.............   $ 4,688,000
                                                                 ------------
                 DIVERSIFIED FINANCE-2.74%
    2,653,000    Associates Corp. Master Variable Rate Note,
                   Current rate -- 5.29%......................     2,653,000
                                                                 ------------
                 U.S. GOVERNMENT AGENCY-7.21%
    4,400,000    Federal National Mortgage Assoc., 5.40%,
                   1-7-1997...................................     4,395,466
    2,600,000    Federal Home Loan Mortgage Corp., 5.44%,
                   1-15-1997..................................     2,594,215
                                                                 ------------
                                                                   6,989,681
                                                                 ------------
                 TOTAL SHORT-TERM INVESTMENTS.................    14,330,681
                                                                 ------------
                                                                 ------------
                 TOTAL INVESTMENTS IN SECURITIES (COST:
                   $82,127,278) (b)...........................   $97,419,760
                                                                 ------------
                                                                 ------------

 (a) Presently not paying dividend income.
 (b) At December 31, 1996, the cost of securities for federal income tax purposes was $82,127,278 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation.....................................  $22,481,528
Unrealized depreciation.....................................   (7,189,046)
-------------------------------------------------------------------------
Net unrealized appreciation.................................  $15,292,482
-------------------------------------------------------------------------

 (c) See Note 1 of accompanying Notes to Financial Statements regarding valuation of securities.
 (d) Note: Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.41% of net assets as of December 31, 1996.

FORTIS SERIES FUND, INC.

Statements of Assets and Liabilities

December 31, 1996

--------------------------------------------------------------------------------

                                             MONEY        U.S. GOV'T.       DIVERSIFIED          GLOBAL              HIGH
                                             MARKET       SECURITIES          INCOME              BOND              YIELD
                                             SERIES         SERIES            SERIES             SERIES             SERIES
                                          ------------   -------------   -----------------   ---------------   ----------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $61,376,239    $ 159,828,041   $     105,700,242   $   20,043,504    $    42,335,793
  Cash on deposit with custodian........           --          514,161               1,080           15,803             94,457
  Foreign currency on deposit with
    custodian...........................           --               --                  --           94,221                 --
  Collateral for securities lending
    transactions (Note 1)...............           --               --                  --               --                 --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................           --               --                  --           53,577                 --
    Investment securities sold..........           --              104              33,713               --            541,330
    Interest and dividends..............       12,867        1,256,128           1,302,370          579,293            727,950
    Subscriptions of capital stock......      642,141          159,686                  --               --            211,812
  Prepaid expenses......................           --               --                  --               --                 --
                                          ------------   -------------   -----------------   ---------------   ----------------
TOTAL ASSETS............................   62,031,247      161,758,120         107,037,405       20,786,398         43,911,342
                                          ------------   -------------   -----------------   ---------------   ----------------
LIABILITIES:
  Bank overdraft........................        2,406               --                  --               --                 --
  Payable upon return of securities
    loaned (Note 1).....................           --               --                  --               --                 --
  Payable for investment securities
    purchased...........................           --               --           1,096,250               --          1,308,750
  Redemptions of capital stock..........      102,324            4,329              59,291          537,150                 --
  Payable for investment advisory and
    management fees (Note 2)............       15,089           63,888              42,670           13,179             17,538
  Accounts payable and accrued
    expenses............................        5,077           11,930               8,594            8,448              6,994
                                          ------------   -------------   -----------------   ---------------   ----------------
TOTAL LIABILITIES.......................      124,896           80,147           1,206,805          558,777          1,333,282
                                          ------------   -------------   -----------------   ---------------   ----------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares**.............   59,304,793      170,784,186         107,281,596       19,731,401         43,603,746
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....       (3,000)       1,597,346             900,156          144,340             86,094
  Undistributed net investment income...    2,705,009       10,455,469           7,379,870          162,922             78,341
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................     (100,451)     (21,159,028)         (9,731,022)         188,958         (1,190,121)
                                          ------------   -------------   -----------------   ---------------   ----------------
TOTAL NET ASSETS........................  $61,906,351    $ 161,677,973   $     105,830,600   $   20,227,621    $    42,578,060
                                          ------------   -------------   -----------------   ---------------   ----------------
NET ASSET VALUE PER SHARE...............       $10.94           $10.57              $11.70           $11.11              $9.83
                                          ------------   -------------   -----------------   ---------------   ----------------
*Cost...................................  $61,379,239    $ 158,230,695   $     104,800,086   $   19,955,999    $    42,249,699
**Outstanding shares....................    5,656,757       15,296,587           9,046,813        1,820,600          4,333,334

                                                ASSET
                                             ALLOCATION
                                               SERIES
                                          -----------------
ASSETS:
  Investments in securities, as detailed
    in the accompanying schedules, at
    market* (Note 1)....................  $     400,069,025
  Cash on deposit with custodian........            669,900
  Foreign currency on deposit with
    custodian...........................                 --
  Collateral for securities lending
    transactions (Note 1)...............                 --
  Receivables:
    Unrealized appreciation on forward
      foreign currency contracts -- net
      (Note 1 and 3)....................                 --
    Investment securities sold..........                 --
    Interest and dividends..............          2,019,991
    Subscriptions of capital stock......                 --
  Prepaid expenses......................                 --
                                          -----------------
TOTAL ASSETS............................        402,758,916
                                          -----------------
LIABILITIES:
  Bank overdraft........................                 --
  Payable upon return of securities
    loaned (Note 1).....................                 --
  Payable for investment securities
    purchased...........................          4,799,680
  Redemptions of capital stock..........             57,675
  Payable for investment advisory and
    management fees (Note 2)............            163,021
  Accounts payable and accrued
    expenses............................             26,207
                                          -----------------
TOTAL LIABILITIES.......................          5,046,583
                                          -----------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares**.............        324,477,828
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....         71,691,503
  Undistributed net investment income...            156,227
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................          1,386,775
                                          -----------------
TOTAL NET ASSETS........................  $     397,712,333
                                          -----------------
NET ASSET VALUE PER SHARE...............             $16.99
                                          -----------------
*Cost...................................  $     328,377,522
**Outstanding shares....................         23,404,342

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            GLOBAL ASSET                            GROWTH &           S & P 500
                                             ALLOCATION           VALUE              INCOME              INDEX
                                               SERIES             SERIES             SERIES              SERIES
                                          ----------------   ----------------   -----------------   ----------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $    36,914,826    $    14,159,091    $     133,537,710   $    22,032,955
Cash on deposit with custodian..........               --            117,427                  299                --
Foreign currency on deposit with
  custodian.............................           89,069                 --                   --                --
Collateral for securities lending
  transactions (Note 1).................               --                 --                   --                --
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................           15,775                 --                   --                --
  Investment securities sold............           16,981                 --              939,041                --
  Interest and dividends................          412,137             26,990              254,553            37,595
  Subscriptions of capital stock........          106,483             54,489              283,243            93,110
Prepaid expenses........................               --                945                   --                63
                                          ----------------   ----------------   -----------------   ----------------
TOTAL ASSETS............................       37,555,271         14,358,942          135,014,846        22,163,723
                                          ----------------   ----------------   -----------------   ----------------
LIABILITIES:
  Bank overdraft........................               --                 --                   --                --
  Payable upon return of securities
    loaned (Note 1).....................               --                 --                   --                --
  Payable for investment securities
    purchased...........................           54,375            397,860                   --           131,334
  Redemptions of capital stock..........          146,953                 --                   --            33,300
  Payable for investment advisory and
    management fees (Note 2)............           27,803              7,800               75,965             7,141
  Accounts payable and accrued
    expenses............................           19,108              1,807                6,676            13,359
                                          ----------------   ----------------   -----------------   ----------------
TOTAL LIABILITIES.......................          248,239            407,467               82,641           185,134
                                          ----------------   ----------------   -----------------   ----------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares**.............       34,095,931         12,965,555          110,792,259        20,168,129
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....        3,097,304            995,833           24,607,177         1,718,465
  Undistributed net investment income...           78,306              5,662                4,639             6,792
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................           35,491            (15,575)            (471,870)           85,203
                                          ----------------   ----------------   -----------------   ----------------
TOTAL NET ASSETS........................  $    37,307,032    $    13,951,475    $     134,932,205   $    21,978,589
                                          ----------------   ----------------   -----------------   ----------------
NET ASSET VALUE PER SHARE...............           $12.34             $11.38               $15.16            $11.47
                                          ----------------   ----------------   -----------------   ----------------
*Cost...................................  $    33,831,706    $    13,163,258    $     108,930,533   $    20,311,240
**Outstanding shares....................        3,022,304          1,226,043            8,898,856         1,916,785

                                             BLUE CHIP            GLOBAL              GROWTH          INTERNATIONAL
                                               STOCK              GROWTH               STOCK              STOCK
                                               SERIES             SERIES              SERIES             SERIES
                                          ----------------   -----------------   -----------------   ---------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $    17,827,861    $     319,623,429   $     661,691,687   $   52,476,151
Cash on deposit with custodian..........               --                  795                 919               --
Foreign currency on deposit with
  custodian.............................               --                   --                  --               --
Collateral for securities lending
  transactions (Note 1).................               --           79,685,151                  --               --
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................               --                   --                  --               --
  Investment securities sold............            3,155                   --                  --               --
  Interest and dividends................           21,336              205,862             224,676          168,809
  Subscriptions of capital stock........           21,034              291,675                  --               --
Prepaid expenses........................            2,925                   --                  --              427
                                          ----------------   -----------------   -----------------   ---------------
TOTAL ASSETS............................       17,876,311          399,806,912         661,917,282       52,645,387
                                          ----------------   -----------------   -----------------   ---------------
LIABILITIES:
  Bank overdraft........................               --                   --                  --               --
  Payable upon return of securities
    loaned (Note 1).....................               --           79,685,151                  --               --
  Payable for investment securities
    purchased...........................          233,104                   --                  --               --
  Redemptions of capital stock..........           20,500               68,814             313,213          236,053
  Payable for investment advisory and
    management fees (Note 2)............           12,996              186,813             349,361           36,518
  Accounts payable and accrued
    expenses............................            3,553               35,413              37,666           41,475
                                          ----------------   -----------------   -----------------   ---------------
TOTAL LIABILITIES.......................          270,153           79,976,191             700,240          314,046
                                          ----------------   -----------------   -----------------   ---------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares**.............       15,836,984          231,190,342         426,254,517       47,238,758
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....        1,757,318          105,551,373         239,570,496        5,009,040
  Undistributed net investment income...              777                   --              66,146           45,335
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................           11,079          (16,910,994)         (4,674,117)          38,208
                                          ----------------   -----------------   -----------------   ---------------
TOTAL NET ASSETS........................  $    17,606,158    $     319,830,721   $     661,217,042   $   52,331,341
                                          ----------------   -----------------   -----------------   ---------------
NET ASSET VALUE PER SHARE...............           $11.67               $19.00              $32.59           $12.44
                                          ----------------   -----------------   -----------------   ---------------
*Cost...................................  $    16,070,543    $     214,071,714   $     422,121,191   $   47,467,536
**Outstanding shares....................        1,508,633           16,836,922          20,286,628        4,206,065

                                             AGGRESSIVE
                                               GROWTH
                                               SERIES
                                          ----------------
ASSETS:
Investments in securities, as detailed
  in the accompanying schedules, at
  market* (Note 1)......................  $    97,419,760
Cash on deposit with custodian..........              953
Foreign currency on deposit with
  custodian.............................               --
Collateral for securities lending
  transactions (Note 1).................               --
Receivables:
  Unrealized appreciation on forward
    foreign currency contracts -- net
    (Note 1 and 3)......................               --
  Investment securities sold............               --
  Interest and dividends................           28,457
  Subscriptions of capital stock........           18,645
Prepaid expenses........................              464
                                          ----------------
TOTAL ASSETS............................       97,468,279
                                          ----------------
LIABILITIES:
  Bank overdraft........................               --
  Payable upon return of securities
    loaned (Note 1).....................               --
  Payable for investment securities
    purchased...........................          377,234
  Redemptions of capital stock..........           96,833
  Payable for investment advisory and
    management fees (Note 2)............           57,350
  Accounts payable and accrued
    expenses............................            6,099
                                          ----------------
TOTAL LIABILITIES.......................          537,516
                                          ----------------
NET ASSETS:
  Net proceeds of capital stock, par
    value $.01 per share-authorized
    20,000,000,000 shares**.............       87,922,312
  Unrealized appreciation (depreciation)
    of investments in securities and
    other assets and liabilities
    denominated in foreign currency.....       15,292,482
  Undistributed net investment income...            1,353
  Accumulated net realized gain (loss)
    from sale of investments and foreign
    currency............................       (6,285,384)
                                          ----------------
TOTAL NET ASSETS........................  $    96,930,763
                                          ----------------
NET ASSET VALUE PER SHARE...............           $13.62
                                          ----------------
*Cost...................................  $    82,127,278
**Outstanding shares....................        7,116,883

FORTIS SERIES FUND, INC.

Statements of Operations

For the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                             MONEY      U.S. GOV'T.    DIVERSIFIED      GLOBAL         HIGH          ASSET
                                            MARKET       SECURITIES       INCOME         BOND          YIELD       ALLOCATION
                                            SERIES         SERIES         SERIES        SERIES        SERIES         SERIES
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME:
  Income:
    Interest income.....................  $2,906,077    $11,346,227    $ 7,883,291    $1,067,999    $3,714,195    $14,666,315
    Dividend Income.....................          --             --             --            --            --        927,456
    Fee income (Note 1).................          --             --             --            --            --             --
                                          -----------   ------------   ------------   -----------   -----------   ------------
  Total Income *........................   2,906,077     11,346,227      7,883,291     1,067,999     3,714,195     15,593,771
                                          -----------   ------------   ------------   -----------   -----------   ------------
  Expenses:
    Investment advisory and management
      fees (Note 2).....................     157,756        786,612        503,938       131,386       171,148      1,794,647
    Legal and auditing fees (Note 2)....      13,150         26,800         18,430         9,360        13,900         32,000
    Custodian fees......................      11,000         31,900         21,456        30,746        17,000         57,000
    Trademark expenses..................          --             --             --            --            --             --
    Shareholders' notices and reports...      15,309         47,750         29,140         2,985         9,005        100,600
    Directors' fees and expenses........       1,439          4,900          3,050           150           980         10,500
    Other...............................       2,168          8,051          5,333         5,284         3,153         13,222
                                          -----------   ------------   ------------   -----------   -----------   ------------
  Total Expenses........................     200,822        906,013        581,347       179,911       215,186      2,007,969
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME...................   2,705,255     10,440,214      7,301,944       888,088     3,499,009     13,585,802
                                          -----------   ------------   ------------   -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................          --       (834,376)      (825,580)      385,391       305,622     14,650,440
    Foreign currency transactions.......          --             --             --       (55,670)           --             --
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
  CURRENCY TRANSACATIONS................          --       (834,376)      (825,580)      329,721       305,622     14,650,440
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................     (52,386)    (6,445,889)    (2,233,621)     (147,788)     (372,410)    15,819,704
  Translation of assets and liabilities
    denominated in foreign currency.....          --             --             --      (291,902)           --             --
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCY
TRANSACATIONS...........................     (52,386)    (6,445,889)    (2,233,621)     (439,690)     (372,410)    15,819,704
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY........................     (52,386)    (7,280,265)    (3,059,201)     (109,969)      (66,788)    30,470,144
                                          -----------   ------------   ------------   -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................  $2,652,869    $ 3,159,949    $ 4,242,743    $  778,119    $3,432,221    $44,055,946
                                          -----------   ------------   ------------   -----------   -----------   ------------

  *Net of foreign witholding taxes of:
  Global Bond Series                      $     2,502
  Asset Allocation Series                      14,444
  Global Asset Allocation Series               30,666
  Global Growth Series                        129,787
  International Stock Series                   71,735

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

                                            GLOBAL
                                             ASSET                      GROWTH &      S & P 500     BLUE CHIP       GLOBAL
                                          ALLOCATION       VALUE         INCOME         INDEX         STOCK         GROWTH
                                            SERIES        SERIES         SERIES        SERIES        SERIES         SERIES
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $  893,130    $   38,510    $   748,726    $   12,220    $   51,685    $   979,521
  Dividend Income.......................     316,718        83,720      2,245,756       185,080        93,062      1,472,770
  Fee income (Note 1)...................          --            --             --            --            --         93,561
                                          -----------   -----------   ------------   -----------   -----------   ------------
Total Income *..........................   1,209,848       122,230      2,994,482       197,300       144,747      2,545,852
                                          -----------   -----------   ------------   -----------   -----------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................     258,678        32,997        660,575        34,900        66,780      1,888,142
  Legal and auditing fees (Note 2)......      14,798         3,497         16,100         7,758         5,130         30,613
  Custodian fees........................      61,616         3,900         20,100        18,821         9,500        135,400
  Trademark expenses....................          --            --             --         5,000            --             --
  Shareholders' notices and reports.....       6,152           478         21,960         1,520         1,835         68,435
  Directors' fees and expenses..........         720            73          2,900           350           228          7,049
  Other.................................       3,424           102          4,584           449           169          9,890
                                          -----------   -----------   ------------   -----------   -----------   ------------
Total Expenses..........................     345,388        41,047        726,219        68,798        83,642      2,139,529
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INVESTMENT INCOME...................     864,460        81,183      2,268,263       128,502        61,105        406,323
                                          -----------   -----------   ------------   -----------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................     557,455       (15,575)     1,336,739        86,309        11,079     (3,129,858)
    Foreign currency transactions.......     111,077            --             --            --            --        (12,776)
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
  CURRENCY TRANSACATIONS................     668,532       (15,575)     1,336,739        86,309        11,079     (3,142,634)
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   2,188,922       995,833     15,884,901     1,718,465     1,757,318     46,401,691
  Translation of assets and liabilities
    denominated in foreign currency.....    (170,228)           --             --            --            --           (955)
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCY
TRANSACATIONS...........................   2,018,694       995,833     15,884,901     1,718,465     1,757,318     46,400,736
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY........................   2,687,226       980,258     17,221,640     1,804,774     1,768,397     43,258,102
                                          -----------   -----------   ------------   -----------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................  $3,551,686    $1,061,441    $19,489,903    $1,933,276    $1,829,502    $43,664,425
                                          -----------   -----------   ------------   -----------   -----------   ------------


                                             GROWTH      INTERNATIONAL  AGGRESSIVE
                                             STOCK          STOCK         GROWTH
                                             SERIES        SERIES         SERIES
                                          ------------   -----------   ------------
NET INVESTMENT INCOME:
Income:
  Interest income.......................  $ 5,449,572    $  162,582    $   746,010
  Dividend Income.......................      933,561       899,406         19,920
  Fee income (Note 1)...................           --            --             --
                                          ------------   -----------   ------------
Total Income *..........................    6,383,133     1,061,988        765,930
                                          ------------   -----------   ------------
Expenses:
  Investment advisory and management
    fees (Note 2).......................    3,734,829       317,951        535,835
  Legal and auditing fees (Note 2)......       42,837        13,304         15,020
  Custodian fees........................       79,151        78,367         19,946
  Trademark expenses....................           --            --             --
  Shareholders' notices and reports.....      167,679        13,643         17,612
  Directors' fees and expenses..........       16,973         1,000          2,026
  Other.................................       21,490         3,343          4,636
                                          ------------   -----------   ------------
Total Expenses..........................    4,062,959       427,608        595,075
                                          ------------   -----------   ------------
NET INVESTMENT INCOME...................    2,320,174       634,380        170,855
                                          ------------   -----------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
  (NOTE 1)
  Net realized gain (loss) from:
    Investments.........................   22,383,900       913,155     (4,837,293)
    Foreign currency transactions.......           --         6,403             --
                                          ------------   -----------   ------------
NET REALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
  CURRENCY TRANSACATIONS................   22,383,900       919,558     (4,837,293)
                                          ------------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF:
  Investments...........................   65,647,351     3,682,861      6,947,700
  Translation of assets and liabilities
    denominated in foreign currency.....           --           584             --
                                          ------------   -----------   ------------
NET CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION) ON
  INVESTMENTS AND FOREIGN CURRENCY
TRANSACATIONS...........................   65,647,351     3,683,445      6,947,700
                                          ------------   -----------   ------------
NET GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY........................   88,031,251     4,603,003      2,110,407
                                          ------------   -----------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................  $90,351,425    $5,237,383    $ 2,281,262
                                          ------------   -----------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                                                                 U.S. GOVERNMENT
                                               MONEY MARKET SERIES              SECURITIES SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              1996            1995            1996            1995
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $  2,705,255    $  2,222,930    $ 10,440,214    $ 11,811,430
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................            --              --        (834,376)       (173,955)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................       (52,386)         47,894      (6,445,889)     18,308,069
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................     2,652,869       2,270,824       3,159,949      29,945,544
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (2,223,183)     (1,570,821)    (11,838,465)         (8,675)
  From net realized gains on
    investments.........................            --              --              --              --
  Excess distributions of net realized
    gains...............................            --              --         (28,104)             --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (2,223,183)     (1,570,821)    (11,866,569)         (8,675)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    62,995,729      36,255,680      11,422,482      10,572,854
  Proceeds from shares issued as a
    result of reinvested dividends......     2,223,183       1,570,821      11,866,569           8,675
  Less cost of repurchase...............   (45,549,360)    (41,552,126)    (35,591,789)    (30,487,565)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................    19,669,552      (3,725,625)    (12,302,738)    (19,906,036)
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................    20,099,238      (3,025,622)    (21,009,358)     10,030,833
NET ASSETS:
  Beginning of period...................    41,807,113      44,832,735     182,687,331     172,656,498
                                          -------------   -------------   -------------   -------------
  End of period (Note 5)................  $ 61,906,351    $ 41,807,113    $161,677,973    $182,687,331
                                          -------------   -------------   -------------   -------------

                                                                                 GLOBAL ASSET
                                             ASSET ALLOCATION SERIES           ALLOCATION SERIES

-----------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE        FOR THE        FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,
                                              1996            1995            1996           1995
                                          -------------   -------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $ 13,585,802    $ 12,830,751    $   864,460    $   389,354
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    14,650,440       1,295,064        668,532        235,189
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    15,819,704      43,924,636      2,018,694      1,078,610
                                          -------------   -------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................    44,055,946      58,050,451      3,551,686      1,703,153
                                          -------------   -------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............   (13,564,759)    (12,700,612)      (897,921)      (384,576)
  From net realized gains on
    investments.........................    (6,227,823)             --       (601,285)      (159,956)
  Excess distributions of net realized
    gains...............................      (158,951)       (287,248)            --             --
                                          -------------   -------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....   (19,951,533)    (12,987,860)    (1,499,206)      (544,532)
                                          -------------   -------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    36,485,877      31,823,988     17,172,109     18,857,559
  Proceeds from shares issued as a
    result of reinvested dividends......    19,951,533      12,987,860      1,499,206        544,532
  Less cost of repurchase...............   (24,340,796)     (8,956,238)    (3,496,933)      (480,542)
                                          -------------   -------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................    32,096,614      35,855,610     15,174,382     18,921,549
                                          -------------   -------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................    56,201,027      80,918,201     17,226,862     20,080,170
NET ASSETS:
  Beginning of period...................   341,511,306     260,593,105     20,080,170             --
                                          -------------   -------------   ------------   ------------
  End of period (Note 5)................  $397,712,333    $341,511,306    $37,307,032    $20,080,170
                                          -------------   -------------   ------------   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                            DIVERSIFIED INCOME SERIES         GLOBAL BOND SERIES             HIGH YIELD SERIES

-----------------------------------------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE        FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1996            1995            1996           1995           1996           1995
                                          -------------   -------------   ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $  7,301,944    $  7,976,729    $   888,088    $   485,845    $ 3,499,009    $ 2,384,126
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (825,580)     (1,398,057)       329,721        316,175        305,622     (1,238,691)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    (2,233,621)      9,667,974       (439,690)       584,030       (372,410)     1,145,719
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................     4,242,743      16,246,646        778,119      1,386,050      3,432,221      2,291,154
                                          -------------   -------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............    (8,135,037)         (3,947)      (669,496)      (485,845)    (3,450,721)    (2,354,226)
  From net realized gains on
    investments.........................            --              --       (311,936)      (200,672)            --           (366)
  Excess distributions of net realized
    gains...............................       (78,938)             --             --             --       (171,270)       (84,407)
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....    (8,213,975)         (3,947)      (981,432)      (686,517)    (3,621,991)    (2,438,999)
                                          -------------   -------------   ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........     6,371,872       7,246,843      9,900,900     14,567,624     16,606,547     15,339,416
  Proceeds from shares issued as a
    result of reinvested dividends......     8,213,975           3,947        981,432        686,517      3,621,991      2,438,999
  Less cost of repurchase...............   (13,903,761)    (12,687,564)    (3,638,872)    (2,766,200)    (5,589,855)    (3,207,237)
                                          -------------   -------------   ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................       682,086      (5,436,774)     7,243,460     12,487,941     14,638,683     14,571,178
                                          -------------   -------------   ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................    (3,289,146)     10,805,925      7,040,147     13,187,474     14,448,913     14,423,333
NET ASSETS:
  Beginning of period...................   109,119,746      98,313,821     13,187,474             --     28,129,147     13,705,814
                                          -------------   -------------   ------------   ------------   ------------   ------------
  End of period (Note 5)................  $105,830,600    $109,119,746    $20,227,621    $13,187,474    $42,578,060    $28,129,147
                                          -------------   -------------   ------------   ------------   ------------   ------------

                                                                                         S & P 500      BLUE CHIP
                                          VALUE SERIES      GROWTH & INCOME SERIES      INDEX SERIES   STOCK SERIES
-------------------------------------------------------------------------------------------------------------------
                                            FOR THE                                       FOR THE        FOR THE
                                          PERIOD FROM                                   PERIOD FROM    PERIOD FROM
                                           MARCH 28,                                     MARCH 28,      MARCH 28,
                                              1996                                          1996           1996
                                          (INCEPTION)       FOR THE        FOR THE      (INCEPTION)    (INCEPTION)
                                               TO         YEAR ENDED      YEAR ENDED         TO             TO
                                          DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1996           1996            1995           1996           1996
                                          ------------   -------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $    81,183    $  2,268,263    $ 1,013,019    $   128,502    $    61,105
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      (15,575)      1,336,739       (355,389)        86,309         11,079
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................      995,833      15,884,901      8,815,109      1,718,465      1,757,318
                                          ------------   -------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................    1,061,441      19,489,903      9,472,739      1,933,276      1,829,502
                                          ------------   -------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (75,521)     (2,285,895)      (994,141)      (121,710)       (60,328)
  From net realized gains on
    investments.........................           --      (1,402,797)            --         (1,106)            --
  Excess distributions of net realized
    gains...............................           --              --             --             --             --
                                          ------------   -------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....      (75,521)     (3,688,692)      (994,141)      (122,816)       (60,328)
                                          ------------   -------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........   13,000,854      58,720,953     34,778,769     21,220,266     18,830,072
  Proceeds from shares issued as a
    result of reinvested dividends......       75,521       3,688,692        994,141        122,816         60,328
  Less cost of repurchase...............     (110,820)     (2,811,581)      (994,663)    (1,174,953)    (3,053,416)
                                          ------------   -------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................   12,965,555      59,598,064     34,778,247     20,168,129     15,836,984
                                          ------------   -------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................   13,951,475      75,399,275     43,256,845     21,978,589     17,606,158
NET ASSETS:
  Beginning of period...................           --      59,532,930     16,276,085             --             --
                                          ------------   -------------   ------------   ------------   ------------
  End of period (Note 5)................  $13,951,475    $134,932,205    $59,532,930    $21,978,589    $17,606,158
                                          ------------   -------------   ------------   ------------   ------------

FORTIS SERIES FUND, INC.

Statements of Changes in Net Assets

                                              GLOBAL GROWTH SERIES             GROWTH STOCK SERIES

-------------------------------------------------------------------------------------------------------
                                             FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              1996            1995            1996            1995
                                          -------------   -------------   -------------   -------------
OPERATIONS:
  Net investment income.................  $    406,323    $  1,108,355    $  2,320,174    $  2,379,239
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................    (3,142,634)     (7,950,095)     22,383,900        (947,755)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    46,400,736      51,532,856      65,647,351     106,596,487
                                          -------------   -------------   -------------   -------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................    43,664,425      44,691,116      90,351,425     108,027,971
                                          -------------   -------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............      (420,937)     (1,085,007)     (2,282,758)     (2,351,222)
  Tax return of capital.................       (12,672)             --              --              --
                                          -------------   -------------   -------------   -------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....      (433,609)     (1,085,007)     (2,282,758)     (2,351,222)
                                          -------------   -------------   -------------   -------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........    75,164,853      27,895,172      67,982,620      60,908,396
  Proceeds from shares issued as a
    result of reinvested dividends......       433,609       1,085,007       2,282,758       2,351,222
  Less cost of repurchase...............    (6,911,460)     (9,320,296)    (28,061,530)    (15,474,378)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................    68,687,002      19,659,883      42,203,848      47,785,240
                                          -------------   -------------   -------------   -------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................   111,917,818      63,265,992     130,272,515     153,461,989
NET ASSETS:
  Beginning of period...................   207,912,903     144,646,911     530,944,527     377,482,538
                                          -------------   -------------   -------------   -------------
  End of period (Note 5)................  $319,830,721    $207,912,903    $661,217,042    $530,944,527
                                          -------------   -------------   -------------   -------------

                                          INTERNATIONAL STOCK SERIES     AGGRESSIVE GROWTH SERIES

---------------------------------------------------------------------------------------------------
                                            FOR THE        FOR THE        FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                              1996           1995           1996           1995
                                          ------------   ------------   ------------   ------------
OPERATIONS:
  Net investment income.................  $   634,380    $   170,404    $   170,855    $   164,467
  Net realized gain (loss) on
    investments and foreign currency
    transactions........................      919,558        237,666     (4,837,293)    (1,338,512)
  Net change in unrealized appreciation
    (depreciation) of investments and
    foreign currency....................    3,683,445      1,325,595      6,947,700      7,867,124
                                          ------------   ------------   ------------   ------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS.........................    5,237,383      1,733,665      2,281,262      6,693,079
                                          ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............     (698,708)      (104,078)      (169,502)      (164,573)
  From net realized gains on
    investments.........................     (882,391)      (193,288)            --             --
                                          ------------   ------------   ------------   ------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....   (1,581,099)      (297,366)      (169,502)      (164,573)
                                          ------------   ------------   ------------   ------------
CAPITAL STOCK SOLD AND REPURCHASED:
  (NOTE 6)
  Proceeds from sale of shares..........   30,566,115     19,917,541     54,010,106     31,077,776
  Proceeds from shares issued as a
    result of reinvested dividends......    1,581,099        297,366        169,502        164,631
  Less cost of repurchase...............   (4,799,479)      (323,884)    (6,303,867)    (4,353,338)
                                          ------------   ------------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
FROM SHARES TRANSACTIONS................   27,347,735     19,891,023     47,875,741     26,889,069
                                          ------------   ------------   ------------   ------------
TOTAL INCREASE (DECREASE) IN NET
ASSETS..................................   31,004,019     21,327,322     49,987,501     33,417,575
NET ASSETS:
  Beginning of period...................   21,327,322             --     46,943,262     13,525,687
                                          ------------   ------------   ------------   ------------
  End of period (Note 5)................  $52,331,341    $21,327,322    $96,930,763    $46,943,262
                                          ------------   ------------   ------------   ------------

FORTIS SERIES FUND, INC.

Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES: The fund is an open-end management investment company which currently is comprised of fifteen separate investment portfolios and series of capital stock: Money Market Series, U.S. Government Securities Series, Diversified Income Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series, which are diversified portfolios, and Global Bond Series which is non-diversified. Each Series has different investment objectives and its own investment portfolio and net asset value. The investment objectives of the Series, which can be changed at any time without the approval of Contract owners, are as follows:

   - The objectives of the "Money Market Series" are high levels of capital stability and liquidity and, to the extent consistent with these primary objectives, a high level of current income.

   - The objective of the "U.S. Government Securities Series" is a high level of current income through investment primarily in debt securities of varying maturities which have been issued, guaranteed, insured or collateralized by the United States Government or its agencies or instrumentalities.

   - The objective of the "Diversified Income Series" is a high level of current income by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds.

   - The objective of the "Global Bond Series" is total return from current income and capital appreciation. The Series invests in a global portfolio principally consisting of high quality fixed-income securities of governmental and corporate issuers and supranational organizations.

   - The objective of the "High Yield Series" is maximum total return through current income and capital appreciation by investing primarily in high-yield, high-risk fixed-income securities.

   - The objective of the "Asset Allocation Series" is maximum total return on invested capital, to be derived primarily from capital appreciation, dividends, and interest.

   - The objective of the "Global Asset Allocation Series" is maximum total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities.

   - The objective of the "Value Series" is short and long-term capital appreciation. Current income is only a secondary objective. The Series invests primarily in equity securities and selects stocks based on the "value" philosophy.

   - The objective of the "Growth & Income Series" are capital appreciation and current income, which such Series seeks by investing primarily in equity securities that provide an income component and the potential for growth.

   - The objective of the "S & P 500 Index Series" is to replicate the return of the Standard & Poor's 500 Composite Stock Price Index (the "S & P 500 Index" or the "Index") primarily through investments in equity securities.

   - The objective of the "Blue Chip Stock Series" is to provide long-term growth of capital. Current income is a secondary objective, and many of the stocks in the Series' portfolio are expected to pay dividends.

   - The primary objective of the "Global Growth Series" is long-term appreciation, which it seeks primarily by investing in a global portfolio of equity securities, allocated among diverse international markets.

   - The primary objective of the "Growth Stock Series" is short and long-term capital appreciation. The Series will seek to meet these objectives by investing primarily in common stocks and securities convertible into common stocks.

   - The objective of the "International Stock Series" is capital appreciation by investing primarily in the equity securities of non-United States companies.

   - The objective of the "Aggressive Growth Series" is maximum long-term capital appreciation by investing primarily in equity securities of small and medium sized companies that are early in their life cycles, but which have the potential to become major enterprises, and of more established companies that have the potential for above-average capital growth.

   The Articles of Incorporation of Fortis Series Fund, Inc., permits the Board of Directors to create additional portfolios in the future. An investment in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

   Shares of the fund will not be sold directly to the public, but sold only to Fortis Benefits Insurance Company or First Fortis Life separate accounts in connection with variable insurance contracts and policies.

   The inception of Value Series, S & P 500 Index Series, and Blue Chip Stock Series was March 28, 1996, and the commencement of operations was May 1, 1996.

   The significant accounting policies followed by the Funds are summarized as follows:

   SECURITY VALUATION: Investments in securities traded on U.S. or foreign securities exchanges or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.

   SECURITIES PURCHASED ON A WHEN-ISSUED BASIS: Delivery and payment for securities that have been purchased by all portfolios except for Money Market Series and Growth Stock Series on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuation and the portfolio maintains, in a segregated account with its custodian,

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------
   assets with a market value equal to the amount of its purchase commitments. As of December 31, 1996 none of the portfolios had outstanding when-issued or forward commitments.

   FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS:
   Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. Global Bond Series, High Yield Series, Global Asset Allocation Series, Blue Chip Stock Series, Global Growth Series, International Stock Series, and Aggressive Growth Series may enter into forward foreign currency exchange contracts for operational purposes and to attempt to minimize the risk from adverse exchange rate fluctuations. Global Bond Series, Global Asset Allocation Series and International Stock Series may also enter into speculative forward contracts. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The fund is subject to the credit risk that the other party will not complete the obligations of the contract.

   SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date for all funds or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis. Realized security gains and losses are determined using the identified cost method. For financial reporting purposes each portfolio amortizes bond premium , market discount and original issue discount. For the year ended December 31, 1996, the cost of purchases and proceeds from sales of securities for Money Market Series were $321,445,992 and $303,052,167, respectively. The cost of purchases and proceeds from sales of securities (other than short-term securities) for the other portfolios were as follows:

                                Cost of          Proceeds
                               Purchases        from Sales
------------------------------------------------------------
U.S. Government
  Securities Series......    $ 275,534,956     $ 305,065,482
Diversified Income
  Series.................      178,226,145       175,138,588
Global Bond Series.......       26,840,310        20,238,166
High Yield Series........       89,529,308        75,387,197
Asset Allocation
  Series.................      438,723,579       410,411,391
Global Asset Allocation
  Series.................       25,185,266        11,324,838
Value Series.............       13,823,794         2,164,446
Growth & Income Series...       62,605,482        15,986,117
S & P 500 Index Series...       20,331,691           651,929
Blue Chip Stock Series...       15,729,737         1,492,832
Global Growth Series.....      111,376,389        35,907,056
Growth Stock Series......      223,424,905       149,775,916
International Stock
  Series.................       35,270,950         9,497,132

                                Cost of          Proceeds
                               Purchases        from Sales
------------------------------------------------------------
Aggressive Growth
  Series.................       53,962,528        13,761,519

   In the Global Asset Allocation Series for the period from January 2, 1996 to December 31, 1996, brokerage commissions paid to an affiliated broker amounted to $2,008.

   LENDING OF PORTFOLIO SECURITIES: At December 31, 1996, securities valued at $77,268,169 were on loan to brokers from Global Growth Series. For collateral, the portfolio's custodian received $79,685,151 in cash which is maintained in a separate account and invested by the custodian in short-term investment vehicles. Fee income from securities lending amounted to $93,561 for the year ended December 31, 1996 for Global Growth Series. The risks to the portfolio in security lending transactions are that the borrower may not provide additional collateral when required or return the securities when due and that the proceeds from the sale of investments made with cash collateral received will be less than amounts required to be returned to the borrowers.

   INCOME TAXES: The portfolios intend to qualify, under the Internal Revenue Code, as regulated investment companies and if so qualified, will not have to pay federal income taxes to the extent their taxable net income is distributed. For tax purposes, each portfolio is a single taxable entity.

   On a calendar year basis, each portfolio intends to distribute substantially all of its net investment income and realized gains, if any, to avoid payment of federal excise taxes.

   Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the recognition of realized gain (loss) from forgein currency transactions as ordinary income (loss) for tax purposes and the deferral of "wash sale" losses for tax purposes. The character of distributions made during the year from net investment income or net realized gains may also differ from it's ultimate characterization for federal income tax purposes.

   On the Statement of Assets and Liabilities, due to permanent book-to-tax differences, reclassification on adjustments in the following amounts have been made to increase (decrease) accumulated net realized gain (loss) with an offsetting increase (decrease) to undistributed net investment income.

                                                                 Global
                                                  Global         Asset         Global       International
                                                   Bond        Allocation      Growth         Stock
                                                  Series         Series        Series        Series
-----------------------------------------------------------------------------------------------------
Accumulated Net Realized Gain (Loss).........    $  55,670     $ (111,077)    $  12,776     $(96,763)
Undistributed Net Investment Income..........    $ (55,670)    $  111,077     $ (12,776)    $ 96,763

   In addition, the Money Market Series, due to permanent book-to-tax differences, accumulated net realized loss decreased by $20,625, which resulted in a reclassification adjustment to decrease paid-in-capital by $20,625.

   For federal income tax purposes the portfolios had the following capital loss carryovers at December 31, 1996, which, if not offset by subsequent

--------------------------------------------------------------------------------
   capital gains, will expire in 1997 through 2005. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expire.

Money Market Series..........................    $    100,451
U.S. Government Securities Series............      20,813,645
Diversified Income Series....................       9,784,542
High Yield Series............................       1,195,344
Growth & Income Series.......................         471,870
Global Growth Series.........................      16,910,994
Growth Stock Series..........................       4,674,117
Aggressive Growth Series.....................       6,285,384

   ILLIQUID SECURITIES: At December 31, 1996, investments in securities for the funds included issues that are illiquid. Money Market Series, U.S. Government Series, Diversified Income Series, Asset Allocation Series, and Growth Series currently limit investments in illiquid securities to 5% of total assets; Global Growth Series to 10% of total assets; Global Bond Series, High Yield Series, Global Asset Allocation Series, Growth and Income Series, International Stock Series, Aggressive Growth Series, Value Series, S & P 500 Series, and Blue Chip Stock Series to 15%, of net assets, at market value, at date of purchase. The aggregate values of such securities at December 31, 1996 were $2,486,550 Money Market Series; $1,137,282 Diversified Income Series; $3,256,511 Asset Allocation Series; $5,456,325 High Yield Series; $11,911,318 Global Growth Series, which represents 4.0%, 1.08%, .82%, 12.81%,
   3.72% of net assets, respectively. Pursuant to guidelines adopted by the Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

   INCOME AND CAPITAL GAINS DISTRIBUTIONS: The portfolios intend to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net asset value.

   USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. PAYMENTS TO RELATED PARTIES:
   Fortis Advisers, Inc., (Advisers), is the investment adviser for each series. Investment advisory and management fees are based on each series' average daily net assets and decrease in reduced percentages as average daily net assets increase.

   The following chart represents the annual fee percentages:

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
Money Market Series                          For the first $500 million                             .3%
                                             For assets over $500 million                           .25%
U.S. Government Securitites Series           For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Diversified Income Series                    For the first $50 million                              .5%
                                             For assets over $50 million                            .45%
Global Bond Series                           For the first $100 million                             .75%
                                             For assets over $100 million                           .65%

                                                                                                   Annual
                                                                                            Investment Advisory
                   Series                                 Average Net Assets                 and Management Fee
----------------------------------------------------------------------------------------------------------------
High Yield Series                            For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Asset Allocation Series                      For the first $250 million                             .5%
                                             For assets over $250 million                           .45%
Global Asset Allocation Series               For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Value Series                                 For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
Growth & Income Series                       For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
S & P 500 Index Series                       For all assets                                         .4%
Blue Chip Stock Series                       For the first $100 million                             .9%
                                             For assets over $100 million                           .85%
Global Growth Series                         For the first $500 million                             .7%
                                             For assets over $500 million                           .6%
Growth Stock Series                          For the first $100 million                             .7%
                                             For assets over $100 million                           .6%
International Stock Series                   For the first $100 million                             .85%
                                             For assets over $100 million                           .8%
Aggressive Growth Series                     For the first $100 million                             .7%
                                             For assets over $100 million                           .6%

   The Global Bond Series, Global Asset Allocation Series, International Stock Series, S & P 500 Series, and Blue Chip Series have retained sub-advisers under an investment sub-advisory agreements to provide investment advice and, in general, to conduct the management investment program of each portfolio, subject to the general control of Advisers and the Board of Directors of the Fortis Series Fund, Inc. Pursuant to the sub-advisory agreements, each sub-adviser will regularly provide its respective portfolio with investment research, advice and supervision and furnish continuously an investment program for each portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities.

   From its advisory fee, Advisers pays the following fees to each of the sub-advisers:

                                                                                Annual
                                                                               Advisory
         Series                   Sub-Adviser            Average Net Assets      Fee
---------------------------------------------------------------------------------------
Global Bond Series         Mercury                    For the first $100         .35%
                           Asset Management           million                   .225%
                           International Ltd.         For assets over $100
                                                      million
Global Asset Allocation    Morgan Stanley             For the first $100         .5%
Series                     Asset Management           million                    .4%
                           Limited                    For assets over $100
                                                      million
S & P 500 Series           The Dreyfus Corporation    For all levels of assets   .17%
Blue Chip Stock Series     T. Rowe Price Associate,   For the first $100         .5%
                           Inc.                       million                    .45%
                                                      For assets over $100
                                                      million
International Stock        Lazard-Freres Asset        For the first 100 million   .45%
Series                     Management                 For assets over $100      .375%
                                                      million

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   For the year ended December 31, 1996, legal fees and expenses were paid as follows to a law firm of which the secretary of the fund is a partner.

                   Series                         Amount
---------------------------------------------------------
Money Market Series..........................    $  1,540
U.S. Government Securities Series............       7,000
Diversified Income Series....................       3,100
Global Bond Series...........................       2,622
High Yield Series............................       1,300
Asset Allocation Series......................      11,000
Global Asset Allocation Series...............       1,300
Value Series.................................       2,482
Growth & Income Series.......................       3,500
S & P 500 Index Series.......................       6,228
Blue Chip Stock Series.......................       3,600

                   Series                         Amount
---------------------------------------------------------
Global Growth Series.........................    $ 10,500
Growth Stock Series..........................      20,675
International Stock Series...................         236
Aggressive Growth Series.....................       2,900

   3. FORWARD FOREIGN CURRENCY CONTRACTS: At December 31, 1996, the Global Bond Series and Global Asset Allocation Series entered into forward foreign currency exchange contracts that obligated the Series to deliver/receive currencies at a specified future date. The unrealized appreciation (depreciation) of $53,577 and $15,775, respectively, on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

                                             GLOBAL BOND SERIES
-------------------------------------------------------------------------------------------------------------
                                          U.S. Dollar                            U.S. Dollar
                                          Value As Of                            Value As Of    Unrealized
                      Currency To          December           Currecy To          December     Appreciation/
 Settle Date          Be Delivered         31, 1996          Be Received          31, 1996    (Depreciation)
-------------------------------------------------------------------------------------------------------------
Jan. 30, 1997           400,000            400,000            45,383,000          393,342         (16,658)
                      U.S. Dollar                            Japanese Yen
Feb. 7, 1997            437,000           $347,134             348,045           $348,045        $    911
                   Australian Dollar                         U.S. Dollar
Feb. 7, 1997            213,000            364,447             351,450            351,450         (12,997)
                 British Pound Sterling                      U.S. Dollar
Feb. 7, 1997           6,430,775          4,704,094           4,795,709          4,795,709         91,615
                    Canadian Dollar                          U.S. Dollar
Feb. 7, 1997           15,510,000         2,638,486           2,650,019          2,650,019         11,533
                      Danish Krone                           U.S. Dollar
Feb. 7, 1997           2,900,000           560,045             569,096            569,096           9,051
                      French Franc                           U.S. Dollar
Feb. 7, 1997           2,390,450          1,555,116           1,554,761          1,554,761           (355)
                     Deutsche Mark                           U.S. Dollar
Feb. 7, 1997          352,150,000          231,517             230,148            230,148          (1,369)
                      Italian Lira                           U.S. Dollar
Feb. 7, 1997          113,894,166          987,267            1,002,872          1,002,872         15,605
                      Japanese Yen                           U.S. Dollar
Feb. 7, 1997            206,750           1,592,092           1,624,347          1,624,347         32,255
                     Spanish Peseta                          U.S. Dollar
Feb. 7, 1997           2,200,000           323,717             333,172            333,172           9,455
                     Swedish Krona                           U.S. Dollar
Feb. 7, 1997           1,541,275          1,541,275            917,000           1,569,002         27,727
                      U.S. Dollar                       British Pound Sterling
Feb. 7, 1997           3,133,370          3,133,370           4,186,000          3,062,047        (71,323)
                      U.S. Dollar                          Canadian Dollar
Feb. 7, 1997            204,065            204,065            1,200,000           204,138              73
                      U.S. Dollar                            Danish Krone
Feb. 7, 1997            554,493            554,493            2,900,000           560,045           5,552
                      U.S. Dollar                            French Franc
Feb. 7, 1997            816,899            816,899            1,260,000           819,697           2,798
                      U.S. Dollar                           Deutsche Mark
Feb. 7, 1997            161,418            161,418           250,000,000          164,360           2,942
                      U.S. Dollar                            Italian Lira
Feb. 7, 1997           2,467,789          2,467,789          277,413,690         2,404,388        (53,401)
                      U.S. Dollar                            Japenese Yen
Feb. 7, 1997            224,582            224,582             385,000            223,325          (1,257)
                      U.S. Dollar                         Netherland Guilder
Feb. 7, 1997            322,297            322,297            2,200,000           323,717           1,420
                      U.S. Dollar                           Swedish Krona
                                          -----------                            -----------  ---------------
                                          $23,130,103                            $23,183,680     $ 53,577
                                          -----------                            -----------  ---------------

--------------------------------------------------------------------------------

                              GLOBAL ASSET ALLOCATION SERIES
-------------------------------------------------------------------------------------------
                                     U.S.                          U.S.
                                    Dollar                        Dollar
                                   Value As                      Value As
                                      Of                            Of        Unrealized
                  Currency To      December     Currency To      December    Appreciation/
 Settle Date      Be Delivered     31, 1996     Be Received      31, 1996   (Depreciation)
-------------------------------------------------------------------------------------------
Jan. 21, 1997      1,441,192      $1,441,192     2,200,000      $1,429,629     $(11,563)
                  U.S. Dollar                  Deutsche Mark
Feb. 12, 1997       150,000       150,000          91,321       156,231           6,231
                  U.S. Dollar                  British Pounds
Feb. 18, 1997       573,082       573,082         861,287       560,688         (12,394)
                  U.S. Dollar                  Deutsche Mark
Mar. 3, 1997        139,002       139,002        18,000,000     138,457            (545)
                  U.S. Dollar                  Spanish Peseta
Jan. 28, 1997       672,947       672,947        75,000,000     649,295         (23,652)
                  U.S. Dollar                   Japanese Yen
Jan. 15,1997        800,000       597,371         645,161       645,161          47,790
                  Swiss Franc                   U.S. Dollar
Jan. 17, 1997       600,000       389,790         392,080       392,080           2,290
                 Deutsche Mark                  U.S. Dollar
Jan. 21, 1997      2,300,000      1,494,612      1,502,188      1,502,188         7,576
                 Deutsche Mark                  U.S. Dollar
Feb. 12, 1997        91,321       156,231         153,502       153,502          (2,729)
                 British Pounds                 U.S. Dollar
Feb. 18, 1997      3,800,000      559,414         573,082       573,082          13,668
                 Swedish Krona                  U.S. Dollar
Feb. 28, 1997       235,000       401,858         387,310       387,310         (14,548)
                 British Pounds                 U.S. Dollar
Jan. 15, 1997       250,000       $182,592        186,243       186,243        $  3,651
                Canadian Dollar                 U.S. Dollar
                                  ----------                    ----------  ---------------
                                  $6,758,091                    $6,773,866     $ 15,775
                                  ----------                    ----------  ---------------

4. FUTURES TRANSACTIONS: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see the Notes to Schedule of Investments). Investment in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gain or losses. When the contracts are closed, the Fund reconizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of December 31, 1996 and their related unrealized market appreciation are set forth in the Notes to Schedule of Investments.

5. NET ASSETS INCLUDE UNDISTRIBUTED NET INVESTMENT INCOME OF:

                                                     YEAR ENDED DECEMBER 31,
                                                 -------------------------------
                                                     1996              1995
--------------------------------------------------------------------------------
Money Market Series..........................    $   2,705,009     $   2,222,937
U.S. Government Securitites Series...........       10,455,469        11,853,720
Diversified Income Series....................        7,379,870         8,212,963
Global Bond Series...........................          162,922                 0
High Yield Series............................           78,341            30,053
Asset Allocation Series......................          156,227           135,184
Global Asset Allocation Series...............           78,306               690
Value Series.................................            5,662                 0
Growth & Income Series.......................            4,639            22,271
S & P 500 Index Series.......................            6,792                 0
Blue Chip Stock Series.......................              777                 0
Global Growth Series.........................                0            27,390
Growth Stock Series..........................           66,146            28,730
International Stock Series...................           45,335            12,900
Aggressive Growth Series.....................            1,353                 0

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

   6. SHARES OF CAPITAL STOCK SOLD AND REPURCHASED:

                                                    SHARES ISSUED AS A                                   NET INCREASE
                                                   RESULT OF REINVESTED                                   (DECREASE)
                                SHARES SOLD             DIVIDENDS           SHARES REPURCHASED            OF SHARES
                           ----------------------  --------------------  ------------------------  ------------------------
                              1996        1995        1996       1995       1996         1995         1996         1995
---------------------------------------------------------------------------------------------------------------------------
Money Market Series......   5,746,206   3,402,945     206,460   151,377   (4,157,440)  (3,910,030)   1,795,226     (355,708)
U.S. Government
  Securities Series......   1,061,458   1,003,644   1,175,676       873   (3,307,239)  (3,010,238)  (1,070,105)  (2,005,721)
Diversified Income
  Series.................     532,522     634,079     737,175       360   (1,169,544)  (1,139,383)     100,153     (504,944)
Global Bond Series.......     889,018   1,347,679      89,211    61,377     (324,860)    (241,825)     653,369    1,167,231
High Yield Series........   1,622,409   1,501,657     371,174   251,886     (548,867)    (312,519)   1,444,716    1,441,024
Asset Allocation
  Series.................   2,214,581   2,038,210   1,169,911   831,716   (1,459,586)    (605,840)   1,924,906    2,264,086
Global Asset Allocation
  Series.................   1,436,030   1,752,325     123,737    48,124     (295,210)     (42,702)   1,264,557    1,757,747
Value Series.............   1,229,584          --       6,662        --      (10,203)          --    1,226,043           --
Growth & Income Series...   4,220,664   3,028,308     244,448    79,311     (205,106)     (85,117)   4,260,006    3,022,502
S & P 500 Index Series...   2,011,060          --      10,638        --      104,913           --    1,916,785           --
Blue Chip Stock Series...   1,790,768          --       5,170        --     (287,305)          --    1,508,633           --
Global Growth Series.....   4,179,864   1,889,132      23,217    70,385     (384,054)    (695,692)   3,819,027    1,263,825
Growth Stock Series......   2,229,103   2,352,546      69,162    86,651     (911,048)    (614,975)   1,387,217    1,824,222
International Stock
  Series.................   2,586,940   1,894,172     131,438    26,914     (404,381)     (29,018)   2,313,997    1,892,068
Aggressive Growth
  Series.................   3,864,188   2,658,950      12,491    13,701     (463,405)    (349,765)   3,413,274    2,322,886

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS: Selected per share historical data for each of the Series is presented based upon average fund shares outstanding:

                                                           Year Ended December 31,
                                           --------------------------------------------------------
MONEY MARKET SERIES                          1996        1995        1994        1993        1992
---------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $  10.83    $  10.63    $  10.23    $  10.21    $  10.15
                                           --------    --------    --------    --------    --------
Operations:
  Investment income - net...............        .57         .60         .41         .28         .36
  Net realized and unrealized gains
    (losses) on investments.............         --          --        (.01)        .02         .06
                                           --------    --------    --------    --------    --------
Total from operations...................        .57         .60         .40         .30         .42
                                           --------    --------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.46)       (.40)         --        (.28)       (.36)
                                           --------    --------    --------    --------    --------
Total distributions to shareholders.....       (.46)       (.40)         --        (.28)       (.36)
                                           --------    --------    --------    --------    --------
Net asset value, end of period..........   $  10.94    $  10.83    $  10.63    $  10.23    $  10.21
                                           --------    --------    --------    --------    --------
Total Return @..........................       5.17%       5.71%       3.92%       2.77%       3.36%
Net assets end of period (000s
  omitted)..............................   $ 61,906    $ 41,807    $ 44,833    $ 28,682    $ 27,528
Ratio of expenses to average daily net
  assets................................        .38%        .40%        .40%        .44%        .46%
Ratio of net investment income to
  average daily net assets..............       5.14%       5.44%       3.96%       2.74%       3.51%

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                              Year Ended December 31,
                                           -------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES            1996         1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   11.16    $    9.40    $   10.94    $   10.73    $   10.77
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .67          .70          .71          .74          .78
  Net realized and unrealized gains
    (losses) on investments.............        (.51)        1.06        (1.54)         .46          .15
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................         .16         1.76         (.83)        1.20          .93
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.75)          --         (.71)        (.74)        (.78)
  From net realized gains...............          --           --           --         (.24)        (.19)
  Excess distributions of net realized
    gains...............................          --           --           --         (.01)          --
                                           ---------    ---------    ---------    ---------    ---------
Total distributions to shareholders.....        (.75)          --         (.71)        (.99)        (.97)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   10.57    $   11.16    $    9.40    $   10.94    $   10.73
                                           ---------    ---------    ---------    ---------    ---------
Total Return @..........................        2.21%       18.78%       (6.44%)       9.45%        6.14%
Net assets end of period (000s
  omitted)..............................   $ 161,678    $ 182,687    $ 172,656    $ 235,588    $ 132,683
Ratio of expenses to average daily net
  assets................................         .53%         .53%         .53%         .52%         .57%
Ratio of net investment income to
  average daily net assets..............        6.17%        6.78%        6.87%        6.49%        7.10%
Portfolio turnover rate.................         176%         115%         187%         141%         135%

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                            Year Ended December 31,
                                           ----------------------------------------------------------
DIVERSIFIED INCOME SERIES                    1996         1995         1994        1993        1992
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   12.20    $   10.40    $  11.93    $  11.34    $  11.22
                                           ---------    ---------    --------    --------    --------
Operations:
  Investment income - net...............         .82          .88         .87         .87         .82
  Net realized and unrealized gains
    (losses) on investments.............        (.40)         .92       (1.53)       1.03         .33
                                           ---------    ---------    --------    --------    --------
Total from operations...................         .42         1.80        (.66)       1.90        1.15
                                           ---------    ---------    --------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.91)          --        (.87)       (.87)       (.81)
  From net realized gains...............          --           --          --        (.43)       (.01)
  Excess distributions of net realized
    gains...............................        (.01)          --          --        (.01)       (.21)
                                           ---------    ---------    --------    --------    --------
Total distributions to shareholders.....        (.92)          --        (.87)      (1.31)      (1.03)
                                           ---------    ---------    --------    --------    --------
Net asset value, end of period..........   $   11.70    $   12.20    $  10.40    $  11.93    $  11.34
                                           ---------    ---------    --------    --------    --------
Total Return @..........................        4.15%       17.26%      (5.22%)     12.76%       7.08%
Net assets end of period (000s
  omitted)..............................   $ 105,831    $ 109,120    $ 98,314    $ 92,589    $ 28,490
Ratio of expenses to average daily net
  assets................................         .55%         .55%       (.55%)       .57%        .67%
Ratio of net investment income to
  average daily net assets..............        6.86%        7.78%       7.59%       7.15%       7.08%
Portfolio turnover rate.................         171%         139%        142%        125%         83%

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                           Year Ended December
                                                   31,
                                           --------------------
GLOBAL BOND SERIES                           1996       1995**
---------------------------------------------------------------
Net asset value, beginning of period....   $  11.30    $  10.00
                                           --------    --------
Operations:
  Investment income - net...............        .57         .54
  Net realized and unrealized gains
    (losses) on investments.............       (.13)       1.52
                                           --------    --------
Total from operations...................        .44        2.06
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........       (.43)       (.54)
  From net realized gains...............       (.20)       (.22)
                                           --------    --------
Total distributions to shareholders.....       (.63)       (.76)
                                           --------    --------
Net asset value, end of period..........   $  11.11    $  11.30
                                           --------    --------
Total Return @..........................       3.15%      19.02%
Net assets end of period (000s
  omitted)..............................   $ 20,228    $ 13,187
Ratio of expenses to average daily net
  assets................................       1.02%       1.28%*
Ratio of net investment income to
  average daily net assets..............       5.07%       5.01%*
Portfolio turnover rate.................        129%        184%

*    Annualized.
** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                               Year Ended December 31,
                                           --------------------------------
HIGH YIELD SERIES                            1996        1995       1994**
---------------------------------------------------------------------------
Net asset value, beginning of period....   $   9.74    $   9.47    $  10.00
                                           --------    --------    --------
Operations:
  Investment income - net...............       1.04        1.15         .71
  Net realized and unrealized gains
    (losses) on investments.............        .13         .30        (.53)
                                           --------    --------    --------
Total from operations...................       1.17        1.45        (.18)
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........      (1.03)      (1.14)       (.71)
  Excess distributions of net realized
    gains...............................       (.05)       (.04)         --
                                           --------    --------    --------
Total distributions to shareholders.....      (1.08)      (1.18)       (.71)
                                           --------    --------    --------
Net asset value, end of period..........   $   9.83    $   9.74    $   9.47
                                           --------    --------    --------
Total Return @..........................      10.52%      12.73%       (.75%)
Net assets end of period (000s
  omitted)..............................   $ 42,578    $ 28,129    $ 13,706
Ratio of expenses to average daily net
  assets................................        .63%        .63%        .75%*
Ratio of net investment income to
  average daily net assets..............      10.22%      11.30%      10.44%*
Portfolio turnover rate.................        235%        130%         20%

*    Annualized.
** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

                                                             Year Ended December 31,
                                           ------------------------------------------------------------
ASSET ALLOCATION SERIES                      1996         1995         1994         1993         1992
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   15.90    $   13.56    $   14.14    $   13.28    $  12.81
                                           ---------    ---------    ---------    ---------    --------
Operations:
  Investment income - net...............         .61          .65          .56          .52         .62
  Net realized and unrealized gains
    (losses) on investments.............        1.38         2.35         (.58)         .92         .47
                                           ---------    ---------    ---------    ---------    --------
Total from operations...................        1.99         3.00         (.02)        1.44        1.09
                                           ---------    ---------    ---------    ---------    --------
Distributions to shareholders:
  From investment income - net..........        (.61)        (.64)        (.56)        (.52)       (.62)
  From net realized gains...............        (.28)        (.02)          --         (.06)         --
  Excess distributions of net realized
    gains...............................        (.01)          --           --           --          --
                                           ---------    ---------    ---------    ---------    --------
Total distributions to shareholders.....        (.90)        (.66)        (.56)        (.58)       (.62)
                                           ---------    ---------    ---------    ---------    --------
Net asset value, end of period..........   $   16.99    $   15.90    $   13.56    $   14.14    $  13.28
                                           ---------    ---------    ---------    ---------    --------
Total Return @..........................       12.50%       21.97%        (.31%)       9.79%       6.95%
Net assets end of period (000s
  omitted)..............................   $ 397,712    $ 341,511    $ 260,593    $ 204,603    $ 89,076
Ratio of expenses to average daily net
  assets................................         .54%         .55%         .56%         .56%        .60%
Ratio of net investment income to
  average daily net assets..............        3.66%        4.25%        4.05%        3.72%       4.78%
Portfolio turnover rate.................         115%          98%          73%          74%         54%
Average commission rate paid*...........   $   .0748    $      --    $      --    $      --    $     --

* In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                           Year Ended December
                                                   31,
                                           --------------------
GLOBAL ASSET ALLOCATION SERIES               1996       1995**
---------------------------------------------------------------
Net asset value, beginning of period....   $  11.42    $  10.00
                                           --------    --------
Operations:
  Investment income - net...............        .36         .35
  Net realized and unrealized gains
    (losses) on investments.............       1.19        1.55
                                           --------    --------
Total from operations...................       1.55        1.90
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........       (.38)       (.34)
  From net realized gains...............       (.25)       (.14)
                                           --------    --------
Total distributions to shareholders.....       (.63)       (.48)
                                           --------    --------
Net asset value, end of period..........   $  12.34    $  11.42
                                           --------    --------
Total Return @..........................      12.72%      17.47%
Net assets end of period (000s
  omitted)..............................   $ 37,307    $ 20,080
Ratio of expenses to average daily net
  assets................................       1.20%       1.28%*
Ratio of net investment income to
  average daily net assets..............       3.01%       3.26%*
Portfolio turnover rate.................         46%         44%
Average commission rate paid***.........   $  .0412    $     --

*    Annualized.
** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

VALUE SERIES                               1996***
---------------------------------------------------
Net asset value, beginning of period....   $ 10.27
                                           --------
Operations:
  Investment income - net...............       .14
  Net realized and unrealized gain
    (loss) on investments...............      1.10
                                           --------
Total from operations...................      1.24
                                           --------
Distributions to shareholders:
  From investment income - net..........      (.13)
                                           --------
Net asset value, end of period..........   $ 11.38
                                           --------
Total Return @..........................     11.49%
Net assets end of period (000s
  omitted)..............................   $13,951
Ratio of expenses to average daily net
  assets................................      0.87%*
Ratio of net investment income to
  average daily net assets..............      1.72%*
Portfolio turnover rate.................        36%
Average commission rate paid**..........   $ .0556

@ These are the portfolios total returns during the periods, including reinvestment of all dividend and capital gains distributions.
*    Annualized.
** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
*** For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996 when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the portfolio's shares were not registered during the period.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                Year Ended December 31,
                                           ---------------------------------
GROWTH & INCOME SERIES                       1996         1995       1994**
----------------------------------------------------------------------------
Net asset value, beginning of period....   $   12.83    $  10.07    $  10.00
                                           ---------    --------    --------
Operations:
  Investment income - net...............         .34         .33         .21
  Net realized and unrealized gains
    (losses) on investments.............        2.54        2.76         .07
                                           ---------    --------    --------
Total from operations...................        2.88        3.09         .28
                                           ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.34)       (.33)       (.21)
  From net realized gains...............        (.21)         --          --
                                           ---------    --------    --------
Total distributions to shareholders.....        (.55)       (.33)       (.21)
                                           ---------    --------    --------
Net asset value, end of period..........   $   15.16    $  12.83    $  10.07
                                           ---------    --------    --------
Total Return @..........................       21.51%      29.70%       1.74%
Net assets end of period (000s
  omitted)..............................   $ 134,932    $ 59,533    $ 16,276
Ratio of expenses to average daily net
  assets................................         .76%        .80%        .86%*
Ratio of net investment income to
  average daily net assets..............        2.38%       2.86%       3.12%*
Portfolio turnover rate.................          20%         17%          2%
Average commission rate paid***.........   $   .0688    $     --    $     --

*    Annualized.
** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

S&P 500 INDEX SERIES                        1996*
---------------------------------------------------
Net asset value, beginning of period....   $  10.09
                                           --------
Operations:
  Investment income - net...............        .10
  Net realized and unrealized gain
    (loss) on investments...............       1.37
                                           --------
Total from operations...................       1.47
                                           --------
Distributions to shareholders:
  From investment income - net..........       (.09)
                                           --------
Net asset value, end of period..........   $  11.47
                                           --------
Total Return @..........................      14.29%
Net assets end of period (000s
  omitted)..............................   $ 21,979
Ratio of expenses to average daily net
  assets................................       0.79%**
Ratio of net investment income to
  average daily net assets..............       1.47%**
Portfolio turnover rate.................          6%
Average commission rate paid***.........   $  .0477

* For the period May 1, 1996 (commencement of operations) to December 31, 1996. The portfolio's inception was March 28, 1996 when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996 through May 1, 1996, as the portfolio's shares were not registered during the period.
**   Annualized.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gain distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
BLUE CHIP STOCK SERIES                      1996*
---------------------------------------------------
Net asset value, beginning of period....   $  10.07
                                           --------
Operations:
  Investment income - net...............        .07
  Net realized and unrealized gain
    (loss) on investments...............       1.60
                                           --------
Total from operations...................       1.67
                                           --------
Distributions to shareholders:
  From investment income - net..........       (.07)
                                           --------
Net asset value, end of period..........   $  11.67
                                           --------
Total Return @..........................      16.24%
Net assets end of period (000s
  omitted)..............................   $ 17,606
Ratio of expenses to average daily net
  assets................................       1.13%**
Ratio of net investment income to
  average daily net assets..............       0.82%**
Portfolio turnover rate                          17%
Average commission rate paid***.........   $  .0329

* For the period May 1,1996 (commencement of operations) to December, 1996. The portfolio's inception was March 28, 1996,when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the portfolio's shares were not regestered during the period.
**   Annualized.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
@ These are the Fund's total return during the period, including reinvestment of all dividend and capital gains distributions.

                                                             Year Ended December 31,
                                           -----------------------------------------------------------
GLOBAL GROWTH SERIES                         1996         1995         1994         1993       1992**
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   15.97    $   12.31    $   12.77    $  10.86    $   9.82
                                           ---------    ---------    ---------    --------    --------
Operations:
  Investment income - net...............         .03          .09          .10         .06         .05
  Net realized and unrealized gains
    (losses) on investments.............        3.03         3.66         (.46)       1.91        1.04
                                           ---------    ---------    ---------    --------    --------
Total from operations...................        3.06         3.75         (.36)       1.97        1.09
                                           ---------    ---------    ---------    --------    --------
Distributions to shareholders:
  From investment income - net..........        (.03)        (.09)        (.10)       (.06)       (.05)
                                           ---------    ---------    ---------    --------    --------
Net asset value, end of period..........   $   19.00    $   15.97    $   12.31    $  12.77    $  10.86
                                           ---------    ---------    ---------    --------    --------
Total Return@>..........................       19.10%       30.49%        2.98%      17.92%      10.88%
Net assets end of period (000s
  omitted)..............................   $ 319,831    $ 207,913    $ 144,647    $ 75,882    $ 11,091
Ratio of expenses to average daily net
  assets................................         .79%         .80%         .81%       1.02%       1.22%*
Ratio of net investment income to
  average daily net assets..............         .15%         .64%         .82%        .53%        .73%*
Portfolio turnover rate.................          14%          29%          20%         19%         21%
Average commission rate paid***.........   $   .0295    $      --    $      --    $     --    $     --

*    Annualized.
** For the Period May 1, 1992 (commencement of operations) to December 31, 1992. The portfolio's inception was April 13, 1992, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 1, 1992. Information is not presented for the period from April 13, 1992, through May 1, 1992, as the portfolio's shares were not registered during that period.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                                              Year Ended December 31,
                                           -------------------------------------------------------------
GROWTH STOCK SERIES                          1996         1995         1994         1993         1992
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period....   $   28.09    $   22.11    $   22.92    $   21.15    $   20.68
                                           ---------    ---------    ---------    ---------    ---------
Operations:
  Investment income - net...............         .12          .13          .18          .09          .18
  Net realized and unrealized gains
    (losses) on investments.............        4.50         5.98         (.81)        1.77          .47
                                           ---------    ---------    ---------    ---------    ---------
Total from operations...................        4.62         6.11         (.63)        1.86          .65
                                           ---------    ---------    ---------    ---------    ---------
Distributions to shareholders:
  From investment income - net..........        (.12)        (.13)        (.18)        (.09)        (.18)
                                           ---------    ---------    ---------    ---------    ---------
Net asset value, end of period..........   $   32.59    $   28.09    $   22.11    $   22.92    $   21.15
                                           ---------    ---------    ---------    ---------    ---------
Total Return @..........................       16.41%       27.66%       (2.82%)       8.78%        2.94%
Net assets end of period (000s
  omitted)..............................   $ 661,217    $ 530,945    $ 377,483    $ 304,293    $ 188,172
Ratio of expenses to average daily net
  assets................................         .67%         .67%         .68%         .69%         .76%
Ratio of net investment income to
  average daily net assets..............         .39%         .51%         .81%         .46%         .92%
Portfolio turnover rate.................          30%          20%          19%          26%          24%
Average commission rate paid*...........   $   .0728    $      --    $      --    $      --    $      --

@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.
* In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.

                                           Year Ended December
                                                   31,
                                           --------------------
INTERNATIONAL STOCK SERIES                   1996       1995**
---------------------------------------------------------------
Net asset value, beginning of period....   $  11.27    $  10.00
                                           --------    --------
Operations:
  Investment income - net...............        .20         .14
  Net realized and unrealized gains
    (losses) on investments.............       1.48        1.38
                                           --------    --------
Total from operations...................       1.68        1.52
                                           --------    --------
Distributions to shareholders:
  From investment income - net..........       (.21)       (.09)
  From net realized gains...............       (.30)       (.16)
                                           --------    --------
Total distributions to shareholders.....       (.51)       (.25)
                                           --------    --------
Net asset value, end of period..........   $  12.44    $  11.27
                                           --------    --------
Total Return @..........................      14.02%      14.35%
Net assets end of period (000s
  omitted)..............................   $ 52,331    $ 21,327
Ratio of expenses to average daily net
  assets................................       1.15%       1.14%*
Ratio of net investment income to
  average daily net assets..............       1.71%       1.41%*
Portfolio turnover rate.................         27%         39%
Average commission paid***..............   $  .0363    $     --

*    Annualized.
** For the Period January 3, 1995 (commencement of operations) to December 31, 1995. The portfolio's inception was December 14, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until January 3, 1995. Information is not presented for the period from December 14, 1994, through January 3, 1995, as the portfolio's shares were not registered during that period.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold. The comparability of this information may be affected by the fact that commission rates per share vary significantly among foreign countries.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

FORTIS SERIES FUND, INC.

--------------------------------------------------------------------------------

6. FINANCIAL HIGHLIGHTS (continued):
                                               Year Ended December 31,
                                           --------------------------------
AGGRESSIVE GROWTH SERIES                     1996        1995       1994**
---------------------------------------------------------------------------
Net asset value, beginning of period....   $  12.68    $   9.80    $  10.03
                                           --------    --------    --------
Operations:
  Investment income - net...............        .03         .07         .08
  Net realized and unrealized gains
    (losses) on investments.............        .94        2.88        (.23)
                                           --------    --------    --------
Total from operations...................        .97        2.95        (.15)
                                           --------    --------    --------
Distributions to shareholders:
  From investment income - net..........       (.03)       (.07)       (.08)
                                           --------    --------    --------
Net asset value, end of period..........   $  13.62    $  12.68    $   9.80
                                           --------    --------    --------
Total Return @..........................       7.64%      29.89%     (1.89)%
Net assets end of period (000s
  omitted)..............................   $ 96,931    $ 46,943    $ 13,526
Ratio of expenses to average daily net
  assets................................        .78%        .81%        .88%*
Ratio of net investment income to
  average daily net assets..............        .22%        .58%       1.24%*
Portfolio turnover rate.................         22%         21%          5%
Average commission rate paid***.........   $  .0692    $     --    $     --

*    Annualized.
** For the Period May 2, 1994 (commencement of operations) to December 31, 1994. The portfolio's inception was April 26, 1994, when it was initially capitalized. However, the portfolio's shares did not become effectively registered under the Securities Act of 1933 until May 2, 1994. Information is not presented for the period from April 26, 1994, through May 2, 1994, as the portfolio's shares were not registered during that period.
*** In accordance with rules adopted by the Securities and Exchange Commission, disclosure of average commmission rate paid is required beginning with fiscal year 1996. The amount represents total brokerage commission paid on applicable purchases and sales of securities for the period, divided by the total number of related shares purchased and sold.
@ These are the portfolios total returns during the period, including reinvestment of all dividend and capital gains distributions.

INDEPENDENT AUDITOR'S REPORT

The Board of Directors and Shareholders

Fortis Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series (series within Fortis Series Fund, Inc.) as of December 31, 1996 and the related statements of operations, statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Global Bond Series, High Yield Series, Asset Allocation Series, Global Asset Allocation Series, Value Series, Growth & Income Series, S & P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Growth Stock Series, International Stock Series and Aggressive Growth Series as of December 31, 1996 and the results of their operations, changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Minneapolis, Minnesota
February 14, 1997

DIRECTORS AND OFFICERS

DIRECTORS     Richard W. Cutting         CPA AND FINANCIAL CONSULTANT
              Allen R. Freedman          CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
                                           FORTIS, INC. MANAGING DIRECTOR OF
                                           FORTIS INTERNATIONAL, N.V.
              Dr. Robert M. Gavin        INTERIM PRESIDENT, HAVERFORD COLLEGE.
                                           PRIOR TO JULY 1996, PRESIDENT
                                           MACALESTER COLLEGE
              Jean L. King               PRESIDENT, COMMUNI-KING
              Dean C. Kopperud           CHIEF EXECUTIVE OFFICER AND DIRECTOR,
                                           FORTIS ADVISERS, INC. PRESIDENT AND
                                           DIRECTOR, FORTIS INVESTORS, INC.
                                           SENIOR VICE PRESIDENT AND DIRECTOR,
                                           FORTIS BENEFITS INSURANCE COMPANY AND
                                           TIME INSURANCE COMPANY
              Edward M. Mahoney          PRIOR TO JANUARY, 1995, CHAIRMAN AND
                                           CHIEF EXECUTIVE OFFICER, FORTIS
                                           ADVISERS, INC., FORTIS INVESTORS,
                                           INC.
              Robb L. Prince             FINANCIAL AND EMPLOYEE BENEFIT
                                           CONSULTANT PRIOR TO JULY, 1995, VICE
                                           PRESIDENT AND TREASURER, JOSTENS,
                                           INC.
              Leonard J. Santow          PRINCIPAL, GRIGGS & SANTOW, INC.
              Joseph M. Wikler           INVESTMENT CONSULTANT AND PRIVATE
                                           INVESTOR PRIOR TO JANUARY, 1994,
                                           DIRECTOR OF RESEARCH, CHIEF
                                           INVESTMENT OFFICER, PRINCIPAL, AND
                                           DIRECTOR, THE ROTHSCHILD CO.

OFFICERS

Dean C. Kopperud
  PRESIDENT AND DIRECTOR
Robert W. Beltz, Jr.
  VICE PRESIDENT
James S. Byrd
  VICE PRESIDENT
Tamara L. Fagely
  VICE PRESIDENT AND TREASURER
Howard G. Hudson
  VICE PRESIDENT
David A. Peterson
  VICE PRESIDENT
Scott Plummer
  VICE PRESIDENT
Rhonda J. Schwartz
  VICE PRESIDENT
Gary N. Yalen
  VICE PRESIDENT
Michael J. Radmer
  SECRETARY

INVESTMENT MANAGER, REGISTRAR   Fortis Advisers, Inc.
AND TRANSFER AGENT              BOX 64284, ST. PAUL, MINNESOTA 55164

PRINCIPAL UNDERWRITER           Fortis Investors, Inc.
                                BOX 64284, ST. PAUL, MINNESOTA 55164

CUSTODIAN                       First Bank National Association
                                MINNEAPOLIS, MINNESOTA

GENERAL COUNSEL                 Dorsey & Whitney LLP
                                MINNEAPOLIS, MINNESOTA

INDEPENDENT AUDITORS            KPMG Peat Marwick LLP
                                MINNEAPOLIS, MINNESOTA

The use of this material is authorized only when preceded or accompanied by a prospectus.

FORTIS FINANCIAL GROUP'S OTHER PRODUCTS AND SERVICES

MUTUAL                 Fortis Bond Funds           MONEY FUND
FUNDS/PORTFOLIOS                                   U.S. GOVERNMENT
CONVENIENT ACCESS TO                               SECURITIES FUND
A BROAD RANGE OF                                   TAX-FREE MINNESOTA
SECURITIES                                         PORTFOLIO
                                                   TAX-FREE NATIONAL
                                                   PORTFOLIO
                                                   TAX-FREE NEW YORK
                                                   PORTFOLIO
                                                   HIGH YIELD PORTFOLIO
                       Fortis Stock Funds          ASSET ALLOCATION
                                                   PORTFOLIO
                                                   VALUE FUND
                                                   GROWTH & INCOME FUND
                                                   CAPITAL FUND
                                                   FIDUCIARY FUND
                                                   GLOBAL GROWTH PORTFOLIO
                                                   GROWTH FUND
                                                   CAPITAL APPRECIATION
                                                   PORTFOLIO

FIXED AND VARIABLE     Fortis Opportunity Fixed    FIXED ACCOUNT
ANNUITIES              & Variable Annuity          MONEY MARKET SUBACCOUNT
TAX-DEFERRED           Masters Variable Annuity    U.S. GOVERNMENT
INVESTING                                          SECURITIES SUBACCOUNT
                                                   DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Fortune Fixed Annuities     SINGLE PREMIUM ANNUITY
                                                   FLEXIBLE PREMIUM ANNUITY
                       Income Annuities            GUARANTEED FOR LIFE
                                                   GUARANTEED FOR A
                                                   SPECIFIED PERIOD

LIFE                   Wall Street Series          FIXED ACCOUNT
INSURANCE PROTECTION   Variable Universal Life     MONEY MARKET SUBACCOUNT
AND TAX-DEFERRED       Insurance                   U.S. GOVERNMENT
INVESTMENT                                         SECURITIES SUBACCOUNT
OPPORTUNITY                                        DIVERSIFIED INCOME
                                                   SUBACCOUNT
                                                   GLOBAL BOND SUBACCOUNT
                                                   HIGH YIELD SUBACCOUNT
                                                   ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   GLOBAL ASSET ALLOCATION
                                                   SUBACCOUNT
                                                   VALUE SUBACCOUNT
                                                   GROWTH & INCOME
                                                   SUBACCOUNT
                                                   S&P 500 INDEX SUBACCOUNT
                                                   BLUE CHIP STOCK
                                                   SUBACCOUNT
                                                   GLOBAL GROWTH SUBACCOUNT
                                                   GROWTH STOCK SUBACCOUNT
                                                   INTERNATIONAL STOCK
                                                   SUBACCOUNT
                                                   AGGRESSIVE GROWTH
                                                   SUBACCOUNT
                       Adaptable Life
                       Universal Life

FORTIS FINANCIAL GROUP manages and distributes mutual funds, annuities and life insurance products. The mutual funds, variable life and variable annuity products are distributed through FORTIS INVESTORS, INC. and managed by FORTIS ADVISERS, INC. The insurance products are issued by FORTIS BENEFITS INSURANCE COMPANY, FIRST FORTIS LIFE INSURANCE COMPANY and TIME INSURANCE COMPANY.

FOR MORE COMPLETE INFORMATION, INCLUDING CHARGES AND EXPENSES, SEND FOR A PROSPECTUS. WRITE TO: FORTIS INVESTORS, INC., P.O. BOX 64284, ST. PAUL, MN 55164. READ IT CAREFULLY BEFORE INVESTING OR SENDING MONEY.

FORTIS FINANCIAL GROUP

     Fortis Financial Group (FFG) provides solutions for customers' financial needs using mutual funds, annuities and life insurance. Besides our own array of quality products, we create and deliver customized products for other financial service providers. Like the Fortis name, which comes from the Latin for strong and steadfast, we concentrate on the customer relationships we build, the services we provide, the solutions we offer and the performance we seek.

     FFG includes Fortis Advisers, Inc. an established money manager, as well as Fortis Investors, Inc., a broker dealer with nationwide sales and marketing influence. The guarantees in our insurance products are underwritten by

Fortis, Inc., a part of Fortis, a worldwide group of companies.

[PICTURE]


Fortis Benefits Insurance Company and Time Insurance Company.

     Fortis Financial Group is part of Fortis, Inc. a financial services company that provides specialty insurance and investment products to individuals, businesses, associations and other financial services organizations in the United States. Fortis, Inc., is part of Fortis, a worldwide group of companies active in the fields of insurance, banking and investment. Fortis is jointly owned by Fortis, AMEV of The Netherlands and Fortis AG of Belgium.


[PICTURE]

For more information, call your investment representative or Fortis at (800) 800-2638.

                                                                 ---------------
                                                                     Bulk Rate
                                                                  U.S. Postage
                                                                       PAID
                                                                 Permit No. 3794
                                                                 Minneapolis, MN
                                                                 ---------------
[LOGO]

FORTIS FINANCIAL GROUP
P.O. BOX 64284
ST. PAUL, MN  55164



FORTIS SERIES FUND, INC.




[LOGO]

Printed on recycled paper with
40% preconsumer waste and 10%
post consumer waste. Please recycle.



[LOGO] and Fortis-Registered Trademark- are registered servicemarks of Fortis AMEV and Fortis AG.

59749 (2/97)